EXECUTION COPY

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.,
Depositor

UBS REAL ESTATE SECURITIES INC.,
Transferor

WELLS FARGO BANK, N.A.,
Master Servicer, Trust Administrator, Custodian and Securities Intermediary

U.S. BANK NATIONAL ASSOCIATION,
Custodian

and

WACHOVIA BANK, NATIONAL ASSOCIATION,
Trustee

POOLING AND SERVICING AGREEMENT
Dated as of March 1, 2004

MASTR ASSET SECURITIZATION TRUST 2004-4

MORTGAGE PASS-THROUGH CERTIFICATES, Series 2004-4

TABLE OF CONTENTS

ARTICLE I DEFINITIONS

8

Section 1.01

Definitions.

8

Section 1.02

Certain Calculations.

49

ARTICLE II CONVEYANCE OF MORTGAGE ASSETS;

REPRESENTATIONS AND WARRANTIES

50

Section 2.01

Conveyance of Mortgage Assets.

50

Section 2.02

Acceptance by Trustee of the Mortgage Assets.

53

Section 2.03

Remedies for Breaches of Representations and

Warranties.

55

Section 2.04

Representations and Warranties of the Depositor

as to the Mortgage Loans.

57

Section 2.05

Representations and Warranties of the Depositor

as to the Underlying Certificates.

57

Section 2.06

Execution and Delivery of Certificates.

58

Section 2.07

REMIC Matters.

59

Section 2.08

Covenants of the Master Servicer.

59

Section 2.09

Representations and Warranties of the

Master Servicer.

59

Section 2.10

Representations and Warranties of the

Custodians.

61

ARTICLE III ADMINISTRATION AND MASTER SERVICING

OF MORTGAGE LOANS

62

Section 3.01

Master Servicing of Mortgage Loans.

62

Section 3.02

Monitoring of Servicers.

63

Section 3.03

[Reserved].

64

Section 3.04

Rights of the Depositor and the Trustee

in Respect of the Master Servicer.

64

Section 3.05

Trustee to Act as Master Servicer.

64

Section 3.06

Protected Accounts.

65

Section 3.07

Collection of Mortgage Loan Payments;

Collection Account; Distribution Account.

66

Section 3.08

Collection of Taxes, Assessments and Similar

Items; Escrow Accounts.

68

Section 3.09

Access to Certain Documentation and Information

Regarding the Mortgage Loans.

69

Section 3.10

Permitted Withdrawals from the Collection

Account and Distribution Account.

69

Section 3.11

Maintenance of Hazard Insurance; Maintenance

of Primary Insurance Policies.

71

Section 3.12

Presentment of Claims and Collection of Proceeds.

72

Section 3.13

Maintenance of the Primary Insurance Policies.

72

Section 3.14

Realization upon Defaulted Mortgage Loans.

72

Section 3.15

REO Property.

73

Section 3.16

Due-on-Sale Clauses; Assumption Agreements.

74

Section 3.17

Trustee to Cooperate; Release of Mortgage Files.

74

Section 3.18

Documents, Records and Funds in Possession of

Master Servicer and Custodians to Be Held

for the Trustee.

75

Section 3.19

Master Servicing Compensation.

75

Section 3.20

Access to Certain Documentation.

75

Section 3.21

Annual Statement as to Compliance.

76

Section 3.22

Annual Independent Public Accountants’

Servicing Statement; Financial Statements.

76

Section 3.23

Errors and Omissions Insurance; Fidelity Bonds.

76

ARTICLE IV DISTRIBUTIONS AND SERVICING ADVANCES

77

Section 4.01

Advances.

77

Section 4.02

Priorities of Distribution.

77

Section 4.03

Allocation of Realized Losses.

85

Section 4.04

Distribution Date Statements to Certificateholders.

87

Section 4.05

Determination of LIBOR.

90

ARTICLE V THE CERTIFICATES

91

Section 5.01

The Certificates.

91

Section 5.02

Certificate Register; Registration of Transfer

and Exchange of Certificates.

92

Section 5.03

Mutilated, Destroyed, Lost or Stolen Certificates.

96

Section 5.04

Persons Deemed Owners.

97

Section 5.05

Access to List of Certificateholders’ Names

and Addresses.

97

Section 5.06

Maintenance of Office or Agency.

97

ARTICLE VI THE DEPOSITOR, THE MASTER SERVICER

AND THE CUSTODIANS

97

Section 6.01

Respective Liabilities of the Depositor, the

Master Servicer and the Custodians.

97

Section 6.02

Merger or Consolidation of the Depositor,

the Master Servicer and the Custodians.

97

Section 6.03

Limitation on Liability of the Depositor,

the Transferor, the Master Servicer, the

Custodians and Others.

98

Section 6.04

Limitation on Resignation of Master Servicer.

99

Section 6.05

Sale and Assignment of Master Servicing Rights.

99

Section 6.06

Fees of the Custodians.

99

Section 6.07

Rights of Certificateholders as Holders

of the Underlying Certificates.

99

ARTICLE VII DEFAULT

100

Section 7.01

Events of Default.

100

Section 7.02

Trustee to Act; Appointment of Successor.

101

Section 7.03

Notification to Certificateholders.

103

ARTICLE VIII CONCERNING THE TRUSTEE

103

Section 8.01

Duties of Trustee.

103

Section 8.02

Certain Matters Affecting the Trustee.

104

Section 8.03

Trustee Not Liable for Certificates or

Mortgage Loans.

106

Section 8.04

Trustee May Own Certificates.

106

Section 8.05

Trustee’s Fees and Expenses.

106

Section 8.06

Eligibility Requirements for Trustee.

107

Section 8.07

Resignation and Removal of Trustee.

107

Section 8.08

Successor Trustee.

108

Section 8.09

Merger or Consolidation of Trustee.

109

Section 8.10

Appointment of Co-Trustee or Separate

Trustee.

109

ARTICLE IX

110

CONCERNING THE TRUST ADMINISTRATOR

110

Section 9.01

Duties of Trust Administrator.

110

Section 9.02

Certain Matters Affecting the Trust

Administrator.

111

Section 9.03

Trust Administrator Not Liable for

Certificates or Mortgage Loans.

113

Section 9.04

Trust Administrator May Own Certificates.

113

Section 9.05

Trust Administrator’s Fees and Expenses.

113

Section 9.06

Eligibility Requirements for Trust Administrator.

114

Section 9.07

Resignation and Removal of Trust Administrator.

114

Section 9.08

Successor Trust Administrator.

115

Section 9.09

Merger or Consolidation of Trust Administrator.

116

Section 9.10

[Reserved]

116

Section 9.11

Tax Matters.

116

Section 9.12

Periodic Filings.

118

Section 9.13

Annual Compliance Certificate

120

Section 9.14

Annual Accountants’ Review

120

ARTICLE X TERMINATION

121

Section 10.01

Termination upon Liquidation or Purchase

of All Mortgage Loans.

121

Section 10.02

Final Distribution on the Certificates.

122

Section 10.03

Additional Termination Requirements.

123

ARTICLE XI MISCELLANEOUS PROVISIONS

124

Section 11.01

Amendment.

124

Section 11.02

Recordation of Agreement; Counterparts.

126

Section 11.03

Governing Law.

126

Section 11.04

Intention of Parties.

126

Section 11.05

Notices.

127

Section 11.06

Severability of Provisions.

128

Section 11.07

Assignment.

128

Section 11.08

Limitation on Rights of Certificateholders.

128

Section 11.09

Inspection and Audit Rights.

129

Section 11.10

Certificates Nonassessable and Fully Paid.

129

ARTICLE XII SECURITIES ACCOUNT

129

Section 12.01

The Securities Account.

129

Section 12.02

Liability of the Securities Intermediary.

132

SCHEDULES

Schedule I

Mortgage Loan Schedule

Schedule II

Representations and Warranties as to the Mortgage Loans

EXHIBITS

Exhibit A:

Form of Class A Certificate

Exhibit B:

Form of Class PO Certificate

Exhibit C:

Form of Class A-X Certificate

Exhibit D:

Form of Class A-R Certificate

Exhibit E:

Form of Class B Certificate

Exhibit F:

Form of Reverse of Certificates

Exhibit G:

Form of Initial Certification of Custodian

Exhibit H:

Form of Final Certification of Custodian

Exhibit I:

Transfer Affidavit

Exhibit J:

Form of Transferor Certificate

Exhibit K:

Form of Investment Letter (Non Rule 144A)

Exhibit L:

Form of Rule 144A Letter

Exhibit M:

Form of Request for Release

Exhibit N:

Form of Certification to be Provided with Form 10-K

THIS POOLING AND SERVICING AGREEMENT, dated as of March 1, 2004, among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., a Delaware corporation, as depositor (the “Depositor”), UBS REAL ESTATE SECURITIES INC., a Delaware corporation, as transferor (the “Transferor”), WELLS FARGO BANK, N.A., a national banking association (“Wells Fargo”), as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”), as a custodian (in such capacity, a “Custodian”) and as securities intermediary (in such capacity, the “Securities Intermediary”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), as a custodian (a “Custodian”), and WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), as trustee (the “Trustee”).

W I T N E S S E T H  T H A T

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

PRELIMINARY STATEMENT

The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund for federal income tax purposes shall consist of three REMICs (“Subsidiary REMIC 1”, “Subsidiary REMIC 2” and the “Master REMIC”).  The “latest possible maturity date” for federal income tax purposes of all interests created hereby shall be the Latest Possible Maturity Date.

Subsidiary REMIC 1 shall consist of all of the assets constituting the Trust Fund corresponding to Asset Group 2 and Asset Group 3 and shall be evidenced by the following uncertificated interests that shall be designated as REMIC regular interests:  the LT1-2 Interest, the LT2-2 Interest, the LT3-2 Interest, the LT1-3 Interest, the LT2-3 Interest, the LT3-3 Interest, the LT-15-A-X Interest, the LT-30-A-X Interest and the LT-PO Interest (the “Subsidiary REMIC 1 Regular Interests”).  In addition, Subsidiary REMIC 1 shall issue the Class A-LR Certificate and shall designate such interest as its sole class of residual interest.

Subsidiary REMIC 2 shall hold as its assets the uncertificated REMIC regular interests issued by Subsidiary REMIC 1 and the assets constituting the Trust Fund corresponding to Asset Group 1.  Subsidiary REMIC 2 shall issue the Class R-2 interest and shall designate such interest as its sole class of residual interest.  In addition, Subsidiary REMIC 2 shall issue the uncertificated REMIC regular interests set forth below for Subsidiary REMIC 2.

The Master REMIC shall consist of the Subsidiary REMIC 2 Regular Interests and shall be evidenced by the Classes of regular interests set forth below for the Master REMIC (which each shall represent the “regular interests” in the Master REMIC) and the Class R-3 Interest as the single “residual interest” in the Master REMIC.   The Class A-UR Certificate shall not be considered a Certificate issued by the Master REMIC, but instead shall represent beneficial ownership of the Class R-2 and Class R-3 interests.

Subsidiary REMIC 1:

The Subsidiary REMIC 1 Regular Interests, each of which is hereby designated a REMIC regular interest for federal income tax purposes, shall have the following principal balances, pass-through rates and corresponding Asset Groups in the manner set forth in the following table:

REMIC Interests	Initial Balance	Pass- Through Rate	Corresponding Asset Group
LT1-2	(1)	5.250%	2
LT2-2	(1)	5.250%	2
LT3-2	(1)	5.250%	2
LT1-3	(1)	4.500%	3
LT2-3	(1)	4.500%	3
LT3-3	(1)	4.500%	3
LT-15-A-X	(2)	(3)	3
LT-30-A-X	(2)	(4)	2
LT-PO	(5)	0%	2

____________________

(1)

Each LT1 Interest shall have a principal balance initially equal to 0.9% of the Group Subordinate Amount of its corresponding Asset Group or Groups.  Each LT2 Interest shall have a principal balance initially equal to 0.1% of the Group Subordinate Amount of its corresponding Asset Group.   The initial principal balance of each LT3 Interest shall equal the excess of the Group Pool Principal Balance of its corresponding Asset Group or Groups over the sum of (i) the initial principal balances of the LT1 and LT2 Interests corresponding to such Asset Group or Groups, (ii) the portion of the LT-PO Interest attributable to the Discount Loans in the Asset Group or Groups corresponding to such LT3 Interest, and (iii) in the case of Asset Group 3, the principal balance of the Class A-LR Certificate.

(2)

The LT-15-A-X and LT-30-A-X Interests shall not have any principal balance.

(3)

The LT-15-A-X Interest pass-through rate shall be equal to interest calculated at the related Stripped Interest Rate on each Non-Discount Mortgage Loan in Asset Group 3.

(4)

The LT-30-A-X Interest pass-through rate shall be equal to interest calculated at the related Stripped Interest Rate on each Non-Discount Mortgage Loan in Asset Group 2.

(5)

The LT-PO Interest shall have an initial principal balance equal to the initial principal balance of the Class PO determined without regard to Asset Group 1.

Unless a Cross-over Situation (as defined below) exists, principal and Realized Losses arising with respect to each Asset Group shall be allocated first to cause the LT1 and LT2 interests corresponding to such Asset Group or Groups to equal 0.9% and 0.1% of the Group Subordinate Amount of such Asset Group or Groups as of such Distribution Date and all excess principal and Realized Losses shall be allocated to the LT3 interest corresponding to such Asset Group or Groups.  A LT1, LT2 or LT3 interest that is allocated principal on any Distribution Date shall receive such principal, and have its principal balance reduced by the amount of such principal, on such Distribution Date.  Similarly, a LT1, LT2 or LT3 interest that is allocated a Realized Loss on any Distribution Date shall have its principal balance reduced by the amount of such Realized Loss on such Distribution Date.

A “Cross-over Situation” exists if on any Distribution Date (after taking into account distributions of principal and allocations of Realized Losses on such Distribution Date) the LT1 and LT2 interests corresponding to any Asset Group or Groups are in the aggregate less than 1% of the Group Subordinate Amount of the Asset Group or Groups to which they correspond.  In the event that a Cross-Over Situation exists on any Distribution Date, and the weighted average rate of the outstanding LT1 and LT2 interests is less than the Pass-Through Rate for any class of Subordinate Certificates, a Principal Relocation Payment (as defined below) shall be made proportionately to the outstanding LT1 interests prior to any other distributions of principal from each such Asset Group or Groups.  In the event that a Cross-Over Situation exists on any Distribution Date, and the weighted average rate of the outstanding LT1 and LT2 interests is greater than the Pass-Through Rate for any class of Subordinate Certificates, a Principal Relocation Payment shall be made proportionately to the outstanding LT2 interests prior to any other distributions of principal from each such Asset Group.  A “Principal Relocation Payment” is a distribution of principal that causes the Calculation Rate (as defined below) on the outstanding LT1 and LT2 interests to equal the Pass-Through Rate for each class of Subordinate Certificates.  The “Calculation Rate” shall equal the product of (i) 10 and (ii) the weighted average rate of the outstanding Class LT1 and Class LT2 interests, treating each Class LT1 interest as capped at zero or reduced by a fixed percentage of 100% of the interest accruing on such class.  Principal Relocation Payments shall be made from principal received on the Mortgage Loans from an Asset Group or Groups and shall also consist of a proportionate allocation of Realized Losses from the Mortgage Loans of an Asset Group or Groups.  For purposes of making Principal Relocation Payments, to the extent that the principal received during the Collection Period from the related Asset Group and Realized Losses are insufficient to make the necessary reduction of principal, then interest shall accrue on the LT3 interest related to an Asset Group or Groups (and be added to their principal balances) that are not receiving a Principal Relocation Payment to allow the necessary Principal Relocation Payment to be made.

If a Cross-Over Situation exists, the outstanding aggregate LT1 and LT2 interests shall not be reduced below one percent of the aggregate Group Pool Principal Balance of the Asset Group or Groups as of the end of any Collection Period in excess of the Senior Certificates related to such Asset Group as of the related Distribution Date (after taking into account distributions of principal and allocations of Realized Losses on such Distribution Date).  To the extent this limitation prevents the distribution of principal to the LT1 and LT2 interests of an Asset Group and the related LT3 interest has already been reduced to zero, such excess principal from the other Asset Group or Asset Groups shall be paid proportionately to the LT3 interests of the Asset Group or Groups whose aggregate LT1 and LT2 interests are less than one percent of the Group Subordinate Amount.  Any such shortfall as a result of the Asset Group or Groups receiving the extra payment having a Ratio-strip Rate (as defined below) lower than the weighted average Ratio-strip Rate of the Asset Group from which the payment was relocated shall be treated as a Realized Loss and if excess arises as result of the Asset Group receiving the extra payment having a Ratio-strip Rate higher than the Asset Group from which the payment was relocated it shall reimburse Subsidiary REMIC 2 for prior Realized Losses.  The “Ratio-strip Rate” for Asset Group 2 is 5.250%, and for Asset Group 3 is 4.500%.

The Class LT-PO Interest shall be entitled to receive the PO Principal Distribution Amount determined without regard to Asset Group 1.

Subsidiary REMIC 2:

The Subsidiary REMIC 2 Regular Interests, each of which is hereby designated a REMIC regular interest for federal income tax purposes, shall have the following principal balances and pass-through rates in the manner set forth in the following table:

Subsidiary REMIC 2 Interests	Initial Balance	Pass- Through Rate	Corresponding Class in the Master REMIC
MT-1-A-1	$110,811,000	5.250%	1-A-1
MT-1-A-2	$731,000	5.250%	1-A-2
MT-1-A-3	$500,000	5.250%	1-A-3
MT-1-A-4	$7,686,000	5.250%	1-A-4
MT-1-A-5	$3,618,468	5.250%	1-A-5
MT-1-A-6	$10,000,000	5.250%	1-A-6
MT-1-A-7	$13,894,000	5.250%	1-A-7
MT-1-A-8	(1)	5.500%	1-A-8
MT-2-A-1	$115,841,000	5.000%	2-A-1
MT-2-A-2	$10,531,000	8.000%	2-A-2, 2-A-3
MT-2-A-4	$7,690,000	5.250%	2-A-4
MT-2-A-5	$6,236,000	5.250%	2-A-5
MT-2-A-6	$16,245,000	5.250%	2-A-6
MT-2-A-7	$10,000,000	5.250%	2-A-7
MT-2-A-8	$1,000,000	5.250%	2-A-8
MT-3-A-1	$44,817,000	4.500%	3-A-1
MT-PO	$379,773	0.000%	PO
MT-15-A-X	(2)	4.500%	15-A-X
MT-30-A-X	(3)	5.250%	30-A-X
MT-A-LR	$50.00	4.500%	A-LR
MT-A-UR	$50.00	4.500%	A-UR
MT-B-1	$3,279,000	(4)	B-1
MT-B-2	$1,093,000	(4)	B-2
MT-B-3	$655,000	(4)	B-3
MT-B-4	$437,000	(4)	B-4
MT-B-5	$328,000	(4)	B-5
MT-B-6	$328,521	(4)	B-6

_______________

(1)

The Class LT-1-A-8 shall not have a principal balance.  The Class LT-1-A-8 shall accrue interest on a notional principal balance equal to the Class 1-A-8 Notional Amount.

(2)

The Class MT-15-A-X shall not have a principal balance.  The Class MT-15-A-X shall be entitled to the excess interest on the Non-Discount Mortgage Loans in Asset Group 3, which excess corresponds to 100% of the distributions on the LT-15-A-X interest issued by Subsidiary REMIC 1.

(3)

The Class MT-30-A-X shall not have a principal balance.  The Class MT-30-A-X shall be entitled to the excess interest on the Non-Discount Mortgage Loans in Asset Group 2, which excess corresponds to 100% of the distributions on the LT-30-A-X interest issued by Subsidiary REMIC 1.

(4)

The Calculation Rate, which rate equals the product of (i) 10 and (ii) the weighted average rate of the outstanding Class LT1 and Class LT2 interests, treating each Class LT1 interest as capped at zero or reduced by a fixed percentage of 100% of the interest accruing on such Class.  The Calculation Rate is designed to always equal the Pass-Through Rate of each class of the Subordinate Certificates.

Each Subsidiary REMIC 2 Regular Interest shall receive principal distributions and allocations of Realized Losses equal to those for its corresponding class in the Master REMIC.

Master REMIC:

The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount):

	Initial Class Principal Balance or Notional Amount	Initial Pass-Through Rate	Minimum Denomination	Integral Multiples in Excess of Minimum
Class 1-A-1	$110,811,000	5.250%	$25,000	$1
Class 1-A-2	$731,000	5.250%	$25,000	$1
Class 1-A-3	$500,000	5.250%	$100,000	$1
Class 1-A-4	$7,686,000	5.250%	$25,000	$1
Class 1-A-5	$3,618,468	5.250%	$1,000	$1
Class 1-A-6	$10,000,000	5.250%	$25,000	$1
Class 1-A-7	$13,894,000	5.250%	$25,000	$1
Class 1-A-8	(1)	5.500%	$100,000	$1
Class 2-A-1	$115,841,000	5.000%	$25,000	$1
Class 2-A-2	$10,531,000	(2)	$25,000	$1
Class 2-A-3	(3)	(4)	$25,000	$1
Class 2-A-4	$7,690,000	5.250%	$25,000	$1
Class 2-A-5	$6,236,000	5.250%	$1,000	$1
Class 2-A-6	$16,245,000	5.250%	$25,000	$1
Class 2-A-7	$10,000,000	5.250%	$25,000	$1
Class 2-A-8	$1,000,000	5.250%	$25,000	$1
Class 3-A-1	$44,817,000	4.500%	$25,000	$1
Class PO	$379,773	(5)	$25,000	$1
Class 15-A-X	(6)	4.500%	$100,000	$1
Class 30-A-X	(7)	5.250%	$100,000	$1
Class A-LR	$50	5.250%	100%	N/A
Class A-UR	$50	5.250%	100%	N/A
Class B-1	$3,279,000	(8)	$25,000	$1
Class B-2	$1,093,000	(8)	$25,000	$1
Class B-3	$655,000	(8)	$25,000	$1
Class B-4	$437,000	(8)	$25,000	$1
Class B-5	$328,000	(8)	$25,000	$1
Class B-6	$328,521	(8)	$25,000	$1

______________

(1)

The Class 1-A-8 Certificates are Interest Only Certificates, will not be entitled to distributions in respect of principal and will bear interest on the related Notional Amount (initially $3,416,934).

(2)

Interest will accrue on the Class 2-A-2 Certificates at a per annum rate equal to (i) LIBOR plus (ii) 0.450%, subject to a maximum rate of 8.000% per annum and a minimum rate of 0.450% per annum.  The per annum Pass-Through Rate on the Class 2-A-2 Certificates for the first Interest Accrual Period is 1.570%.

(3)

The Class 2-A-3 Certificates are Interest Only Certificates, will not be entitled to distributions in respect of principal and will bear interest on the related Notional Amount (initially $10,531,000).

(4)

Interest will accrue on the Class 2-A-3 Certificates at a per annum rate equal to (i) 7.550% minus (ii) LIBOR, subject to a maximum rate of 7.550% per annum and a minimum rate of 0.000% per annum.  The per annum Pass-Through Rate on the Class 2-A-3 Certificates for the first Interest Accrual Period is 6.430%.

(5)

The Class PO Certificates are Principal-Only Certificates and will not be entitled to distributions in respect of interest.

(6)

The Class 15-A-X Certificates are Interest Only Certificates, will not be entitled to distributions in respect of principal and will bear interest on the related Notional Amount (initially $4,761,110).

(7)

The Class 30-A-X Certificates are Interest Only Certificates, will not be entitled to distributions in respect of principal and will bear interest on the related Notional Amount (initially $18,250,044).

(8)

Interest will accrue on the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates at a per annum rate equal to the weighted average of 5.250% for Asset Group 2 and 4.500% for Asset Group 3, weighted on the basis of the portion of the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates attributable to each such Asset Group.  The per annum Pass-Through Rate on the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates for the first Interest Accrual Period is 5.092%.

The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Master REMIC as cash flow on a REMIC regular interest, without creating any shortfall—actual or potential (other than for credit losses) to any REMIC regular interest.  To the extent that the structure is believed to diverge from such intention the party identifying any ambiguity or drafting error shall notify each of the parties hereto, and shall, in accordance with Section 10.01 of this Agreement, attempt to resolve any ambiguities or correct any drafting errors to accomplish such intention.

Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates

All Classes of Offered Certificates other than the Physical Certificates.

ERISA-Restricted Certificates

The Residual Certificates and the Private Certificates, and any Certificates that do not satisfy the applicable ratings requirement under the Underwriter’s Exemption.

Floating Rate Certificates

The Class 2-A-2 Certificates.

Group 1 Certificates

The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7 and Class 1-A-8 Certificates.

Group 2 Certificates

The Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8 and Class 30-A-X Certificates.

Group 3 Certificates

The Class 3-A-1, Class 15-A-X, Class A-LR and Class A-UR Certificates.

Interest Only Certificates

The Class 1-A-8, Class 2-A-3, Class 15-A-X and Class 30-A-X Certificates.

Inverse Floating Rate Certificates

The Class 2-A-3 Certificates.

LIBOR Certificates

The Floating Rate Certificates and Inverse Floating Rate Certificates.

Offered Certificates

All Classes of Certificates other than the Private Certificates.

Physical Certificates

The Private Certificates and the Residual Certificates.

Principal Only Certificates

The Class PO Certificates.

Private Certificates

The Class B-4, Class B-5 and Class B-6 Certificates.

Rating Agencies

Fitch and S&P.

Regular Certificates

All Classes of Certificates, other than the Residual Certificates.

Residual Certificates

The Class A-LR and Class A-UR Certificates.

Senior Certificates

The Group 1, Group 2, Group 3 and Class PO Certificates.

Subordinate Certificates

The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Account Property:  All amounts and investments held from time to time in a Securities Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities, securities entitlements, investment property or otherwise), and all proceeds of the foregoing.

Accrued Certificate Interest:  With respect to any Distribution Date and any interest bearing Class, the sum of (i) one month’s interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Class Principal Balance or Notional Amount, as applicable, subject to reduction as provided in Section 4.02(b) plus (ii) any Class Unpaid Interest Amounts for such Class.

Adjustment Amount:  With respect to each anniversary of March 1, 2004, the amount, if any, by which the Special Hazard Loss Coverage Amount (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greatest of (x) the product of 1% and the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (y) the outstanding principal balance of Mortgage Loans secured by Mortgaged Properties in the highest California zip code concentration on the Distribution Date immediately preceding such anniversary, and (z) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary.

Advance:  An advance of principal or interest required to be made by the applicable Servicer pursuant to the related Servicing Agreement or required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4.01.

Affiliate:  When used with reference to a specified Person that (i) directly or indirectly controls or is controlled by or is under common control with the specified Person, (ii) is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, or (iii) directly or indirectly is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 10% or more of any class of equity securities.

Aggregate Pool Principal Balance:  As to any Distribution Date, the aggregate of the Scheduled Principal Balances of the Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

Aggregate Subordinate Optimal Principal Amount:  For any Distribution Date, the sum of the Subordinate Optimal Principal Amounts for Asset Group 2 and Asset Group 3.

Aggregate Subordinate Percentage:  With respect to the Subordinate Certificates and as of any Distribution Date, the aggregate Class Principal Balance for the Subordinate Certificates divided by the Aggregate Pool Principal Balance (net of the PO Percentage of the Scheduled Principal Balance of each Discount Mortgage Loan).

Agreement:  This Pooling and Servicing Agreement and all amendments or supplements hereto.

Allocable Share:  For any Distribution Date and with respect to each Class of Subordinate Certificates, the portion of the Aggregate Subordinate Optimal Principal Amount allocable to such Class, equal to the product of the Aggregate Subordinate Optimal Principal Amount on such Distribution Date and a fraction, the numerator of which is the related Class Principal Balance thereof and the denominator of which is the aggregate of the Class Principal Balances of the Subordinate Certificates.

Amount Available for Group 1 Principal:  As to any Distribution Date, Group 1 Available Funds for such Distribution Date reduced by the aggregate amount distributable on such Distribution Date in respect of interest on the Group 1 Certificates pursuant to Section 4.02(a)(i) priority first sub-clause (A).

Amount Available for Group 2 Principal:  As to any Distribution Date, Group 2 Available Funds for such Distribution Date reduced by the aggregate amount distributable on such Distribution Date in respect of interest on the Group 2 Certificates pursuant to Section 4.02(a)(i) priority first sub-clause (B).

Amount Available for Group 3 Principal:  As to any Distribution Date, Group 3 Available Funds for such Distribution Date reduced by the aggregate amount distributable on such Distribution Date in respect of interest on the Group 3 Certificates pursuant to Section 4.02(a)(i) priority first sub-clause (C).

Amount Available for PO Recoveries: With respect to Asset Group 2 and any Distribution Date, the aggregate of the PO Percentage of Recoveries on each Discount Mortgage Loan in such Asset Group for such Distribution Date.

Amount Held for Future Distribution:  As to any related Distribution Date and any Mortgage Loan or Asset Group 2 or Asset Group 3, the aggregate amount held in the Collection Account at the close of business on the related Servicer Remittance Date with respect to such Mortgage Loan or Asset Group at the close of business on the related Servicer Remittance Date on account of (i) Principal Prepayments received after the related Prepayment Period, and Liquidation Proceeds and Insurance Proceeds received in the month of such Distribution Date and (ii) all Scheduled Payments due after the related Due Date.

Apportioned Subordinate Principal Distribution Amount:  For any Distribution Date and any Class of Subordinate Certificates, the product of (i) the Subordinate Principal Distribution Amount for the Subordinate Certificates net of any portion thereof applied to pay any PO Deferred Amount and (ii) the Apportionment Fraction.

Apportionment Fraction:  For any Distribution Date, in the event that the Class Principal Balances of the Senior Certificates of Certificate Group 2 or Certificate Group 3 have been reduced to zero, a fraction the numerator of which is equal to the Subordinate Optimal Principal Amount of the Asset Group related to such Certificate Group, and the denominator of which is equal to the Aggregate Subordinate Optimal Principal Amount.

Appraised Value:  With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be:  (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; and (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan as modified by an updated appraisal.

Asset Group: Any of Asset Group 1, Asset Group 2 or Asset Group 3, as applicable.

Asset Group 1: The Underlying Certificates held by the Trust on behalf of the Certificateholders.

Asset Group 2: The Group 2 Loans.

Asset Group 3: The Group 3 Loans.

Assignment:  An individual assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan.

Assignment Agreements:  The following Assignment, Assumption and Recognition Agreements, each dated as of March 29, 2004, whereby certain Servicing Agreements solely with respect to the related Mortgage Loans were assigned to the Depositor for the benefit of the Certificateholders:

(a)

The Assignment, Assumption and Recognition Agreement among Bank One, as company, the Transferor and the Depositor;

(b)

The Assignment, Assumption and Recognition Agreement among Bank of America, as company, the Transferor and the Depositor;

(c)

The Assignment, Assumption and Recognition Agreement among Cendant, as company, the Transferor and the Depositor;

(d)

The Assignment, Assumption and Recognition Agreement among CUNA, as company, the Transferor and the Depositor;

(e)

The Assignment, Assumption and Recognition Agreement among Downey, as company, the Transferor and the Depositor;

(f)

The Assignment, Assumption and Recognition Agreement among GMACM, as company, the Transferor and the Depositor;

(g)

The Assignment, Assumption and Recognition Agreement among GreenPoint, as company, the Transferor and the Depositor;

(h)

The Assignment, Assumption and Recognition Agreement among HSBC, as company, the Transferor and the Depositor;

(i)

The Assignment, Assumption and Recognition Agreement among National City, as company, the Transferor and the Depositor;

(j)

The Assignment, Assumption and Recognition Agreement among Nexstar, as company, the Transferor and the Depositor;

(k)

The Assignment, Assumption and Recognition Agreement among Provident, as company, the Transferor and the Depositor;

(l)

The Assignment, Assumption and Recognition Agreement among SunTrust, as company, the Transferor and the Depositor;

(m)

The Assignment, Assumption and Recognition Agreement among WFHM, as company, the Transferor and the Depositor; and

(n)

The Assignment, Assumption and Recognition Agreement among WMMSC, as company, the Transferor and the Depositor.

Assignment of Proprietary Lease:  With respect to a Cooperative Loan, the assignment or mortgage of the related Proprietary Lease from the Mortgagor to the originator of the Cooperative Loan.

Bank One:  Bank One, N.A., a national banking association, and its successors and assigns, in its capacity as Servicer of the Bank One Mortgage Loans.

Bank One Mortgage Loans:  The Mortgage Loans for which Bank One is listed as “Servicer” on the Mortgage Loan Schedule.

Bank One Servicing Agreement:  Solely with respect to the Bank One Mortgage Loans, the Master Seller’s Purchase, Warranties and Servicing Agreement, dated as of November 1, 2002, between the Transferor, as purchaser, and Bank One, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the Bank One Mortgage Loans.

Bank of America: Bank of America, N.A., a national banking association, and its successors and assigns, in its capacity as Servicer of the Bank of America Mortgage Loans.

Bank of America Mortgage Loans:  The Mortgage Loans for which Bank of America is listed as “Servicer” on the Mortgage Loan Schedule.

Bank of America Servicing Agreement: Solely with respect to the Bank of America Mortgage Loans, the Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement, dated as of February 1, 2003, between the Transferor, as purchaser, and Bank of America, as seller and as servicer, and as the same may be amended further from time to time, and any term sheets related to the Bank of America Mortgage Loans.

Bankruptcy Code:  The United States Bankruptcy Reform Act of 1978, as amended.

Bankruptcy Coverage Termination Date:  With respect to Asset Group 2 or Asset Group 3, the point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

Bankruptcy Loss:  With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction as reported by the applicable Servicer to the Master Servicer; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that either the Master Servicer or the applicable Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by either the Master Servicer or the applicable Servicer, in either case without giving effect to any Debt Service Reduction or Deficient Valuation.

Bankruptcy Loss Coverage Amount:  As of any Distribution Date, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses relating to the Mortgage Loans since March 1, 2004 and (ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trust Administrator to the effect that any such reduction or modification will not adversely affect the then current ratings assigned to the Senior Certificates rated by it.

Book-Entry Certificates:  As specified in the Preliminary Statement.

Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the City of New York, New York, Minnesota, Maryland, or the cities in which the Corporate Trust Office of the Trustee or Trust Administrator is located are authorized or obligated by law or executive order to be closed.

Cendant:  Cendant Mortgage Corporation, and its successors and assigns, in its capacity as Servicer of the Cendant Mortgage Loans.

Cendant Mortgage Loans:  The Mortgage Loans for which Cendant is listed as “Servicer” on the Mortgage Loan Schedule.

Cendant Servicing Agreement:  Solely with respect to the Cendant Mortgage Loans, the Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of August 1, 2001, between the Transferor, as purchaser, and Cendant, as seller and as servicer, and as the same may be amended further from time to time, and any term sheets related to the Cendant Mortgage Loans.

Certificate:  Any one of the Certificates executed by the Trust Administrator on behalf of the Trust and authenticated by the Trust Administrator in substantially the forms attached hereto as Exhibits A through F.

Certificate Group:  Any of the Group 1, Group 2 and Group 3 Certificates, as applicable.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

Certificate Principal Balance:  With respect to any Certificate (other than the Interest Only Certificates) at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus the sum of (i) all distributions of principal previously made with respect thereto and (ii) all Realized Losses allocated thereto and, in the case of any Subordinate Certificates, all other reductions in Certificate Principal Balance previously allocated thereto pursuant to Section 4.03; provided, however, that pursuant to Section 4.03(d), the Class Principal Balance of a Class of Group 2 or Group 3 Certificates, or of the Class PO Certificates, may be increased up to the amount of Realized Losses previously allocated to such Class, in the event that there is a Recovery on a related Mortgage Loan, and the Certificate Principal Balance of any individual Certificate of such Class will be increased by its pro rata share of the increase to such Class; provided, further, that, (i) with respect to the Class 1-A-6 Certificates and any Distribution Date prior to the Class 1-A-6 Accretion Termination Date, the Class Principal Balance of the Class 1-A-6 Certificates will be increased by the Class 1-A-6 Accrual Amount for such Distribution Date and the Certificate Principal Balance of any individual Class 1-A-6 Certificate will be increased by its pro rata share of such Class 1-A-6 Accrual Amount and (ii) with respect to the Class 2-A-7 Certificates and any Distribution Date prior to the Class 2-A-7 Accretion Termination Date, the Class Principal Balance of the Class 2-A-7 Certificates will be increased by the Class 2-A-7 Accrual Amount for such Distribution Date and the Certificate Principal Balance of any individual Class 2-A-7 Certificate will be increased by its pro rata share of such Class 2-A-7 Accrual Amount.

Certificate Register:  The register maintained pursuant to Section 5.02 hereof.

Certificateholder or Holder:  The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Master Servicer or the Depositor or any affiliate of the Master Servicer or the Depositor, as applicable, shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Master Servicer or the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder.  The Trust Administrator is entitled to rely conclusively on a certification of the Master Servicer or the Depositor or any affiliate of the Master Servicer or the Depositor, as applicable, in determining which Certificates are registered in the name of an affiliate of the Master Servicer or the Depositor.

Certification:  As specified in Section 9.12(d).

Class:  All Certificates bearing the same class designation as set forth in the Preliminary Statement.

Class 1-A-6 Accretion Termination Date:  The Distribution Date following the Distribution Date on which the aggregate Class Principal Balance of the Class 1-A-4 and Class 1-A-5 Certificates is reduced to zero.

Class 1-A-6 Accrual Amount:  As specified in Section 4.02(a)(i)(A).

Class 2-A-7 Accretion Termination Date:  The earlier to occur of: (i) the Distribution Date following the Distribution Date on which the aggregate Class Principal Balance of the Class 2-A-4 and Class 2-A-5 Certificates is reduced to zero and (ii) the Distribution Date following the Cross-Over Date.

Class 2-A-7 Accrual Amount:  As specified in Section 4.02(a)(i)(B).

Class Interest Shortfall:  As to any Distribution Date and any interest-bearing Class, the amount by which the amount described in clause (i) of the definition of “Accrued Certificate Interest” for such Class exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to such clause (i).

Class Prepayment Distribution Trigger:  With respect to any Class of Subordinate Certificates and any Distribution Date, if either (i) the fraction, the numerator of which is the aggregate Class Principal Balance of such Class and each Class of Subordinate Certificates subordinate thereto, immediately prior to such Distribution Date, and the denominator of which is the Aggregate Pool Principal Balance with respect to that Distribution Date, equals or exceeds such percentage calculated as of the Closing Date or (ii) such Class of Subordinate Certificates is the only Class of Subordinate Certificates then outstanding, then the Class Prepayment Distribution Trigger shall be satisfied for such Class and Distribution Date.

Class Principal Balance:  With respect to any Class (other than a Class of Interest Only Certificates) and as to any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class as of such date.

Class Unpaid Interest Amounts:  As to any Distribution Date and any interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of “Accrued Certificate Interest” for such Class.

Clean-up Call Mortgage Loan Price:  With respect to each Mortgage Loan (not including REO Properties) to be purchased pursuant to Section 10.01(a), the greater of (x) the Par Call Price for such Mortgage Loan and (y) the Fair Market Value Call Price for such Mortgage Loan.

Clean-up Call REO Property Price:  With respect to each REO Property to be purchased pursuant to Section 10.01(a), the lesser of (x) the appraised value of such REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer at the expense of the Master Servicer and (y) the unpaid principal balance of each Mortgage Loan related to such REO Property plus accrued and unpaid interest thereon at the applicable Net Mortgage Rate.

Closing Date:  March 29, 2004.

Code:  The Internal Revenue Code of 1986, including any successor or amendatory provisions.

Collection Account:  The separate Eligible Account or Accounts created and maintained by the Master Servicer pursuant to Section 3.07 with a depository institution in the name of the Master Servicer for the benefit of the Trust Administrator on behalf of Certificateholders and designated “Wells Fargo Bank, National Association, in trust for the registered Holders of MASTR Asset Securitization Trust 2004-4, Mortgage Pass-Through Certificates Series 2004-4.”

Compensating Interest:  With respect to any Distribution Date and any Servicer, the amount required to be paid by such Servicer under the related Servicing Agreement in connection with Prepayment Interest Shortfalls that occur on Mortgage Loans serviced by such Servicer for the related Distribution Date.

Control:  The meaning specified in Section 8-106 of the Relevant UCC.

Cooperative Corporation: With respect to any Cooperative Loan, the cooperative apartment corporation that holds legal title to the related Cooperative Property and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

Cooperative Lien Search:  A search for (a) federal tax liens, mechanics’ liens, lis pendens, judgments of record or otherwise against (i) the Cooperative Corporation and (ii) the seller of the Cooperative Unit, (b) filings of Financing Statements and (c) the deed of the Cooperative Property into the Cooperative Corporation.

Cooperative Loan:  A Mortgage Loan that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

Cooperative Property:  With respect to any Cooperative Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative Corporation including without limitation the land, separate dwelling units and all common elements.

Cooperative Shares:  With respect to any Cooperative Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by stock certificates.

Cooperative Unit:  With respect to any Cooperative Loan, a specific unit in a Cooperative Property.

Corporate Trust Office:  With respect to the Trustee, the designated office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 401 South Tryon Street, 12th Floor, NC 1179, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust Services MASTR Asset Securitization Trust 2004-4, which is the address to which appropriate notices to and correspondence with the Trustee should be directed.

With respect to the Trust Administrator, the designated office of the Trust Administrator at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located for certificate transfer purposes at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services—MASTR 2004-4, and for all other purposes at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Corporate Trust Services—MASTR 2004-4.

Corresponding Subsidiary REMIC Regular Interest:  As specified in the Preliminary Statement.

Cross-Over Date:  The Distribution Date on which the Class Principal Balances of the Subordinate Certificates have been reduced to zero.

CUNA:  CUNA Mutual Mortgage Corp., and its successors and assigns, in its capacity as Servicer of the CUNA Mortgage Loans.

CUNA Mortgage Loans:  The Mortgage Loans for which CUNA is listed as “Servicer” on the Mortgage Loan Schedule.

CUNA Servicing Agreement:  Solely with respect to the CUNA Mortgage Loans, the Master Mortgage Loan Sale and Servicing Agreement, dated as of December 12, 2003, between the Transferor, as purchaser, and CUNA, as seller and as servicer, and as the same may be amended further from time to time, and any term sheets related to the CUNA Mortgage Loans.

Custodian:  Wells Fargo, with respect to those Mortgage Loans for which Wells Fargo is listed under the heading “Custodian” in the Mortgage Loan Schedule, and which were not originated by WMMSC or an affiliate thereof, and any successor thereto.  U.S. Bank with respect to those Mortgage Loans for which U.S. Bank is listed under the heading “Custodian” in the Mortgage Loan Schedule, and which were originated by WMMSC or an affiliate thereof, and any successor thereto.

Cut-off Date:  March 1, 2004.

Cut-off Date Pool Balance:  $218,555,537.

Cut-off Date Principal Balance:  As to any Mortgage Loan, the Scheduled Principal Balance thereof as of the close of business on the Cut-off Date.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defective Mortgage Loan:  Any Mortgage Loan that is required to be repurchased pursuant to Section 2.02 or 2.03.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non appealable in a proceeding under the Bankruptcy Code.

Definitive Certificates:  Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

Deleted Mortgage Loan:  As defined in Section 2.03 hereof.

Denomination:  With respect to each Certificate, the amount set forth on the face thereof as the “Initial Certificate Principal Balance of this Certificate” or the “Initial Notional Amount of this Certificate” or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

Depositor:  Mortgage Asset Securitization Transactions, Inc., a Delaware corporation, or its successor in interest.

Depository:  The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates.  The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects Book-Entry transfers and pledges of securities deposited with the Depository.

Determination Date:  The date on which a Servicer is required to determine the amount it is required to advance pursuant to the applicable Servicing Agreement.

Discount Mortgage Loan:  Any Group 2 Mortgage Loan with a Net Mortgage Rate that is less than the related Required Coupon as of the Cut-off Date.

Distribution Account:  The separate Eligible Account created and maintained by the Trust Administrator pursuant to Section 3.07 in the name of the Trust Administrator for the benefit of the Certificateholders and designated “Wells Fargo Bank, N.A., in trust for registered Holders of MASTR Asset Securitization Trust 2004-4, Mortgage Pass-Through Certificates, Series 2004-4.”  Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.  The Distribution Account may be a sub-account of the Collection Account.

Distribution Account Deposit Date:  As to any Distribution Date, one Business Day prior to such Distribution Date.

Distribution Date:  With respect to the Group 1 Certificates and the Class PO Certificates, the Business Day immediately following the Underlying Distribution Date, commencing in April 2004.

With respect to the Group 2, Group 3 and Subordinate Certificates, the 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in April 2004.

Distribution Date Statement:  The statement delivered to the Certificateholders pursuant to Section 4.04.

Downey:  Downey Savings and Loan Association, F.A., and its successors and assigns, in its capacity as Servicer of the Downey Mortgage Loans.

Downey Mortgage Loans:  The Mortgage Loans for which Downey is listed as “Servicer” on the Mortgage Loan Schedule.

Downey Servicing Agreement:  Solely with respect to the Downey Mortgage Loans, the Master Loan Purchase and Servicing Agreement, dated as of August 1, 2002, between the Transferor, as purchaser, and Downey, as seller and as servicer, and as the same may be amended further from time to time, and any term sheets related to the Downey Mortgage Loans.

Due Date:  With respect to any Distribution Date, the first day of the month in which the related Distribution Date occurs.

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trust Administrator and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a non-interest bearing segregated trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency, as stated by each such Rating Agency in writing.  Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trust Administrator.

Eligible Substitute Mortgage Loan:  With respect to a Mortgage Loan substituted by the Transferor for a Deleted Mortgage Loan, a Mortgage Loan which must, on the date of such substitution, (i) have a Scheduled Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution (or, in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of, and not more than 10% less than the Scheduled Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Section 2.03 hereof; (vi) be the same credit grade category as the Deleted Mortgage Loan; (vii) have the same prepayment penalty term; and (viii) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan.  Any Mortgage Loan substituted for a Discount Mortgage Loan shall for all purposes of this Agreement be treated as having the same interest rate as the Mortgage Loan it replaced, except that any excess interest shall be paid to the Class 30-A-X Certificates.

Entitlement Order:  As defined in Section 8-102(a)(8) of the Relevant UCC (i.e., generally, orders directing the transfer or redemption of any Financial Asset).

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements (without regard to the ratings requirements) of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  As specified in the Preliminary Statement.

Escrow Account:  The Eligible Account or Accounts established and maintained pursuant to Section 3.08 hereof.

Excess Loss:  The amount of any (i) Fraud Loss realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss realized after the Special Hazard Coverage Termination Date or (iii) Deficient Valuation realized after the Bankruptcy Coverage Termination Date.

Excess Proceeds:  With respect to any Liquidated Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Loan, exceeds (i) the Scheduled Principal Balance of such Liquidated Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

Exchange Act:  The Securities Exchange Act of 1934, as amended from time to time.

Fair Market Value Call Price:  With respect to each Mortgage Loan (not including REO Properties) to be purchased pursuant to Section 10.01(a), the fair market value of such Mortgage Loan (to be determined pursuant to a bid procedure set forth in Section 10.01(b)) plus accrued and unpaid interest thereon at the applicable Net Mortgage Rate.

Fair Market Value Excess:  With respect to each Mortgage Loan to be purchased pursuant to Section 10.01(a), the excess, if any, of the Fair Market Value Call Price for such Mortgage Loan, over the Par Call Price for such Mortgage Loan. Any Fair Market Value Excess will not become part of the related Group Available Funds, but shall instead be distributed directly to the Holders of the Class A-LR Certificates pursuant to Section 4.02(g).

Fannie Mae:  Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

Final Certification:  With respect to each Custodian, the certification required to be delivered by such Custodian not later than 90 days after the Closing Date to the Depositor, the Trustee, the Trust Administrator and the Transferor in the form annexed hereto as Exhibit H pursuant to Section 2.02 of this Agreement.

Financial Asset:  As specified in Section 8-102(a)(9) of the UCC.

Financing Statement:  A financing statement in the form of a UCC-1 or UCC-3, as applicable, filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

Fitch:  Fitch, Inc., or any successor thereto.  If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 11.05(b), the address for notices to Fitch shall be One State Street Plaza, New York, NY 10004, Attention:  MBS Monitoring MASTR Asset Securitization Trust 2004-4, or such other address as Fitch may hereafter furnish to each party to this Agreement.

Fraud Loan:  A Liquidated Loan as to which a Fraud Loss has occurred.

Fraud Loss Coverage Amount:  As of the Closing Date, $2,185,555 subject to reduction from time to time by the aggregate amount of Fraud Losses that would have been previously allocated to the Subordinate Certificates in the absence of the related Loss Allocation Limitation since the Cut-off Date.  In addition, such Fraud Loss Coverage Amount will be reduced as follows:  (a) on March 1, 2007, to an amount equal to $1,092,778 less the aggregate amount of Fraud Losses that would have been previously allocated to the Subordinate Certificates in the absence of the related Loss Allocation Limitation since the Cut-off Date and (b) on the earlier to occur of the Cross-Over Date and March 1, 2009, to zero.

Fraud Loss Coverage Termination Date:  The point in time at which the Fraud Loss Coverage Amount is reduced to zero.

Fraud Losses:  Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation as reported by the applicable Servicer to the Master Servicer.

Freddie Mac:  Freddie Mac, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

GMACM:  GMAC Mortgage Corporation, a Pennsylvania corporation, and its successors and assigns, in its capacity as Servicer of certain of the Mortgage Loans.

GMACM Mortgage Loans:  The Mortgage Loans for which GMACM is listed as “Servicer” on the Mortgage Loan Schedule.

GMACM Servicing Agreement:  The Servicing Agreement, dated as of November 1, 2001, between the Transferor and GMACM, as the same may be amended from time to time, and any assignments and conveyances related to the GMACM Mortgage Loans.

GreenPoint:  GreenPoint Mortgage Funding, Inc., and its successors and assigns, in its capacity as Servicer of the GreenPoint Mortgage Loans.

GreenPoint Mortgage Loans:  The Mortgage Loans for which GreenPoint is listed as “Servicer” on the Mortgage Loan Schedule.

GreenPoint Servicing Agreement:  Solely with respect to the GreenPoint Mortgage Loans, the Master Loan Purchase and Servicing Agreement dated as of March 1, 2003, between the Transferor, as purchaser, and GreenPoint, as seller and as servicer, and as the same may be amended further from time to time, and any assignments and conveyances related to the GreenPoint Mortgage Loans.

Group 1 Available Funds:  As to any Distribution Date for the Group 1 Certificates and Class PO Certificates, the sum of (a) the aggregate amount held in the Distribution Account at the close of business on the related Distribution Account Deposit Date representing distributions on the Underlying Certificates (provided that the related Underlying Distribution Date Statement has been received by the Trust Administrator for the immediately prior Underlying Distribution Date) net of amounts related to the Underlying Certificates permitted to be withdrawn from the Distribution Account pursuant to clauses (i)-(iv) inclusive of Section 3.10(b).

Group 1 Certificates:  As specified in the Preliminary Statement.

Group 1 Non-PO Principal Distribution Amount:  For any Distribution Date, an amount equal to the sum of (a) all principal distributions received by the Trust Administrator with respect to Underlying Certificate 1 and Underlying Certificate 3 with respect to the related Underlying Distribution Date and (b) the product of (i) all principal distributions received by the Trust Administrator with respect to Underlying Certificate 2 with respect to the related Underlying Distribution Date multiplied by (ii) 0.995238095289.

Group 1 Priority Percentage:  With respect to any Distribution Date, a fraction, expressed as a percentage (not to exceed 100%), the numerator of which is the sum of the Class Principal Balances of the Class 1-A-2, Class 1-A-3 and Class 1-A-7 Certificates immediately prior to such Distribution Date, and the denominator of which is equal to the aggregate Class Principal Balance of the Group 1 Certificates (other than the related Interest Only Certificates) immediately prior to such Distribution Date.

Group 1 Priority Distribution Percentage:  For any Distribution Date, the Group 1 Priority Percentage multiplied by the Stepdown Percentage for such Distribution Date.

Group 1 Priority Principal Distribution Amount: For any Distribution Date, the Group 1 Priority Distribution Percentage multiplied by the Group 1 Non-PO Principal Distribution Amount for such Distribution Date.

Group 2 Available Funds:  As to any Distribution Date, the sum of (a) the aggregate amount held in the Collection Account at the close of business on the related Servicer Remittance Date and, without duplication, on deposit in the Distribution Account at the close of business of the related Distribution Account Deposit Date, attributable to the Group 2 Mortgage Loans net of (i) the Amount Held for Future Distribution related to the Group 2 Mortgage Loans, (ii) amounts related to the Group 2 Mortgage Loans permitted to be withdrawn from the Collection Account pursuant to clauses (i)-(viii) inclusive and clauses (ix)(a)(ii) and (iii), (ix)(b), (x) and (xi) of Section 3.10(a), (iii) after giving effect to all amounts deposited to the Distribution Account from the Collection Account, amounts related to the Group 2 Mortgage Loans permitted to be withdrawn from the Distribution Account pursuant to clauses (i)-(iv) inclusive of Section 3.10(b), and (iv) any Fair Market Value Excess, (b) the amount of the related Advances related to the Group 2 Mortgage Loans and (c) in connection with Defective Mortgage Loans in Asset Group 2, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date.

Group 2 Certificates:  As specified in the Preliminary Statement.

Group 2 Mortgage Loans:  Those Mortgage Loans identified on the Mortgage Loan Schedule as Group 2 Mortgage Loans.

Group 2 Pool Principal Balance:  As to any Distribution Date, the aggregate of the Scheduled Principal Balances of the Group 2 Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

Group 2 Priority Percentage:  With respect to any Distribution Date, a fraction, expressed as a percentage (not to exceed 100%), the numerator of which is the sum of the Class Principal Balances of the Class 2-A-6 and Class 2-A-8 Certificates immediately prior to such Distribution Date, and the denominator of which is equal to the sum of (i) the aggregate Class Principal Balance of the Group 2 Certificates (other than the related Interest Only Certificates) immediately prior to such Distribution Date and (ii) the Group 2 Subordinate Amount for such Distribution Date.

Group 2 Priority Prepayment Distribution Percentage:  For any Distribution Date, the Group 2 Priority Percentage multiplied by the Stepdown Percentage for such Distribution Date.

Group 2 Priority Principal Distribution Amount:  For any Distribution Date, the sum of (A) the aggregate of the Group 2 Priority Scheduled Distribution Percentage multiplied by each of the amounts referred to in clauses (i) and (ii) of the definition “Senior Optimal Principal Amount” related to the Group 2 Certificates without giving effect to the “Senior Percentage” or “Senior Prepayment Percentage” calculations referred to in each such clause; and (B) the aggregate of the Group 2 Priority Prepayment Distribution Percentage multiplied by each of the amounts referred to in clauses (iii) and (iv) of the definition “Senior Optimal Principal Amount” related to the Group 2 Certificates without giving effect to the “Senior Prepayment Percentage” calculations referred to in each such clause; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 2 Mortgage Loan that is not a Liquidated Loan, the Group 2 Priority Principal Distribution Amount will be reduced on the related Distribution Date by the Group 2 Priority Scheduled Distribution Percentage multiplied by the Senior Percentage related to the Group 2 Certificates multiplied by the applicable Non-PO Percentage relating to the Group 2 Mortgage Loans of the principal portion of such Bankruptcy Loss.

Group 2 Priority Scheduled Distribution Percentage:  With respect to (i) any Distribution Date prior to the Distribution Date in April 2009, 0%; and (ii) any Distribution Date on or after the Distribution Date in April 2009, the Group 2 Priority Percentage for such Distribution Date.

Group 2 Subordinate Amount:  As to any Distribution Date, the excess of (i) the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans (net of the PO Percentage of each Group 2 Mortgage Loan) over (ii) the sum of the Class Principal Balances of the Group 2 Certificates (other than the related Interest Only Certificates).

Group 3 Available Funds:  As to any Distribution Date, the sum of (a) the aggregate amount held in the Collection Account at the close of business on the related Servicer Remittance Date and, without duplication, on deposit in the Distribution Account at the close of business of the related Distribution Account Deposit Date, attributable to the Group 3 Mortgage Loans net of (i) the Amount Held for Future Distribution related to the Group 3 Mortgage Loans, (ii) amounts related to the Group 3 Mortgage Loans permitted to be withdrawn from the Collection Account pursuant to clauses (i)-(viii) inclusive and clauses (ix)(a)(ii) and (iii), (ix)(b), (x) and (xi) of Section 3.10(a), (iii) after giving effect to all amounts deposited to the Distribution Account from the Collection Account, amounts related to the Group 3 Mortgage Loans permitted to be withdrawn from the Distribution Account pursuant to clauses (i)-(iv) inclusive of Section 3.10(b), and (iv) any Fair Market Value Excess, (b) the amount of the related Advances related to the Group 3 Mortgage Loans and (c) in connection with Defective Mortgage Loans in Asset Group 3, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date.

Group 3 Certificates:  As specified in the Preliminary Statement.

Group 3 Mortgage Loans:  Those Mortgage Loans identified on the Mortgage Loan Schedule as Group 3 Mortgage Loans.

Group 3 Pool Principal Balance:  As to any Distribution Date, the aggregate of the Scheduled Principal Balances of the Group 3 Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

Group 3 Subordinate Amount:  As to any Distribution Date, the excess of (i) the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans over (ii) the sum of the Class Principal Balances of the Group 3 Certificates (other than the related Interest Only Certificates).

Group Available Funds:  Any of the Group 1 Available Funds, Group 2 Available Funds or Group 3 Available Funds, as applicable.

Group Pool Principal Balance:  Either of the Group 2 Pool Principal Balance or Group 3 Pool Principal Balance, as applicable.

Group Subordinate Amount:  Either of the Group 2 Subordinate Amount or Group 3 Subordinate Amount, as applicable.

HSBC:  HSBC Mortgage Corporation (USA) and its successors and assigns, in its capacity as Servicer of the HSBC Mortgage Loans.

HSBC Mortgage Loans:  The Mortgage Loans for which HSBC is listed as “Servicer” on the Mortgage Loan Schedule.

HSBC Servicing Agreement:  Solely with respect to the HSBC Mortgage Loans, the Master Loan Purchase and Servicing Agreement, dated as of June 1, 2002, between the Transferor, as purchaser, and HSBC, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the HSBC Mortgage Loans.

HUD:  The United States Department of Housing and Urban Development or any successor thereto.

Indirect Participant:  A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

Initial Bankruptcy Coverage Amount:  $100,000.

Initial Certification:  With respect to each Custodian, the certification required to be executed by such Custodian and delivered on the Closing Date to the Depositor, the Trustee and the Trust Administrator in the form annexed hereto as Exhibit G pursuant to Section 2.02 of this Agreement.

Initial LIBOR Rate:  1.12% per annum.

Insolvency Proceeding:  With respect to any Person:  (i) any case, action, or proceeding with respect to such Person before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding up, or relief of debtors; or (ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of the creditors generally of such Person or any substantial portion of such Person’s creditors, in any case undertaken under federal, state or foreign law, including the Bankruptcy Code.

Insurance Policy:  With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the borrower in accordance with the applicable Servicer’s normal servicing procedures.

Insured Expenses:  Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Accrual Period:  (i) With respect to each Class of Certificates (other than the LIBOR Certificates), Corresponding Subsidiary REMIC Regular Interests and any Distribution Date, the period from and including the first day of the month immediately preceding the month in which such Distribution Date occurs, commencing March 1, 2004, to and including the last day of such immediately preceding month, on the basis of a 360-day year consisting of twelve 30-day months, and (ii) with respect to the LIBOR Certificates, Corresponding Subsidiary REMIC Regular Interests and any Distribution Date, the period from and including the 25th day of the month immediately preceding the month in which such Distribution Date occurs, commencing March 25, 2004, to and including the 24th day of the month in which such Distribution Date occurs, on the basis of a 360-day year consisting of twelve 30-day months.

Interest Only Certificates:  As specified in the Preliminary Statement.

Latest Possible Maturity Date:  The Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

LIBOR:  As to any Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one month U.S. Dollar deposits, as determined by the Master Servicer in accordance with Section 4.05.

LIBOR Certificates:  As specified in the Preliminary Statement.

LIBOR Determination Date:  As to any Distribution Date, other than the first Distribution Date, and any Class of LIBOR Certificates, the second London Business Day prior to the beginning of the applicable Interest Accrual Period for such Class and such Distribution Date.

Liquidated Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the applicable Servicer or the Master Servicer, as the case may be, has determined (in accordance with the applicable Servicing Agreement and this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of an REO Property.

Liquidation Proceeds:  Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees, Servicing Advances and Advances.

Loan-to-Value Ratio:  With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

London Business Day:  Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England and the City of New York.

Loss Allocation Limitation:  As defined in Section 4.03(c) hereof.

Lost Mortgage Note:  Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

Majority in Interest:  As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

Master REMIC:  As specified in the Preliminary Statement.

Master Servicer:  Wells Fargo Bank, N.A., a national banking association, and its successors and assigns, in its capacity as Master Servicer hereunder.

Master Servicer Event of Termination:  As defined in Section 7.01 hereof.

Master Servicing Compensation:  (a) All investment earnings on amounts on deposit in the Collection Account and the Distribution Account (other than the WMMSC Investment Earnings Amount) plus, (b) with respect to the WFHM Serviced Mortgage Loans for which the Master Servicer is entitled to a fee (as specified in the Mortgage Loan Schedule), an additional fee equal to (i) 1/12 of the Master Servicing Fee Rate multiplied by (ii) the Scheduled Principal Balance of the WFHM Serviced Mortgage Loans as of the Due Date in the month preceding the month in which the related Distribution Date occurs.

Master Servicing Fee Rate:  With respect to the WFHM Serviced Mortgage Loans, 0.03% per annum.

Master Servicing Officer:  Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans.

MERS:  As defined in Section 2.01.

Moody’s:  Moody’s Investors Service, Inc., or any successor thereto.  If Moody’s is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 11.05(b), the address for notices to Moody’s shall be Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:  Residential Mortgage Monitoring Group, or such other address as Moody’s may hereafter furnish to each other party to this Agreement.

Mortgage:  The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

Mortgage Assets:  The Mortgage Loans and the Underlying Certificates, collectively.

Mortgage File:  The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the related Custodian to be added to the Mortgage File pursuant to this Agreement.

Mortgage Loan Purchase Agreement:  The Mortgage Loan Purchase Agreement, dated as of March 1, 2004, between the Transferor and the Depositor.

Mortgage Loan Schedule:  The list of Mortgage Loans (as from time to time amended by the related Custodian to reflect the addition of Eligible Substitute Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan:  (1) the Mortgage Loan identifying number; (2) the Mortgagor’s first and last name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) the original principal balance of the Mortgage Loan; (5) the Scheduled Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date; (6) the unpaid principal balance of the Mortgage Loan as of the close of business on the Cut-off Date; (7) the last scheduled Due Date on which a Scheduled Payment was applied to the Scheduled Principal Balance; (8) the last Due Date on which a Scheduled Payment was actually applied to the unpaid principal balance; (9) the Mortgage Rate in effect immediately following origination; (10) the Mortgage Rate in effect immediately following the Cut-off Date (if different from (9)); (11) the amount of the Scheduled Payment at origination; (12) the amount of the Scheduled Payment as of the Cut-off Date (if different from (11)); (13) a code indicating whether the Mortgaged Property is owner occupied, a second home or an investor property; (14) a code indicating whether the Mortgaged Property is a single family residence, a two-family residence, a three-family residence, a four-family residence, a planned unit development, a condominium or a cooperative unit; (15) a code indicating the loan purpose (i.e., purchase, rate/term refinance, cash out refinance); (16) the stated maturity date; (17) the original months to maturity; (18) the remaining months to maturity from the Cut-off Date based on the original amortization schedule and, if different, the remaining months to maturity expressed in the same manner but based on the actual amortization schedule; (19) the origination date of the Mortgage Loan; (20) the Loan-to-Value Ratio at origination; (21) the date on which the first Scheduled Payment was due on the Mortgage Loan after the origination date; (22) a code indicating the documentation style of the Mortgage Loan; (23) a code indicating if the Mortgage Loan is subject to a Primary Insurance Policy and, if so, the name of the Qualified Mortgage Insurer, the certificate number and the coverage amount of the Primary Insurance Policy; (24) the Servicing Fee Rate; (25) a code indicating whether the Mortgage Loan is subject to a prepayment penalty and, if so, the term of such prepayment penalty; (26) the credit score (or mortgage score) of the Mortgagor; (27) the debt-to-income ratio of the Mortgage Loan; (28) a code indicating the originator of the Mortgage Loan; (29) a code indicating whether the Mortgage Loan is a Group 2 Mortgage Loan or Group 3 Mortgage Loan; (30) the date on which the Loan was transferred to the Transferor; (31) the initial Servicer; (32) a code indicating the applicable Custodian; (33) a code indicating whether the Master Servicer is entitled to a fee with respect to the Mortgage Loan; and (34) a code indicating whether the Mortgage Loan is a Cooperative Loan.

Mortgage Loans:  Such of the mortgage loans and cooperative loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.  With respect to each Mortgage Loan that is a Cooperative Loan, if any, “Mortgage Loan” shall include, but not be limited to, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Recognition Agreement, Cooperative Shares and Proprietary Lease and, with respect to each Mortgage Loan other than a Cooperative Loan, “Mortgage Loan” shall include, but not be limited to the related Mortgages and the related Mortgage Notes.

Mortgage Note:  The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

Mortgage Rate:  The annual rate of interest borne by a Mortgage Note from time to time.

Mortgaged Property:  The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Shares and Proprietary Lease.

Mortgagor:  The obligor(s) on a Mortgage Note.

National City:  National City Mortgage Co., an Ohio corporation, and its successors and assigns, in its capacity as Servicer of the National City Mortgage Loans to the Transferor.

National City Mortgage Loans:  The Mortgage Loans for which National City is listed as “Servicer” on the Mortgage Loan Schedule.

National City Servicing Agreement:  Solely with respect to the National City Mortgage Loans, the Master Seller’s Warranties and Servicing Agreement, dated as of October 1, 2001, between the Transferor and National City, as the same may be amended from time to time, and any assignments and conveyances related to the National City Mortgage Loans.

Net Interest Shortfalls:  As to any Distribution Date and Asset Group 1, the aggregate amount by which the Accrued Certificate Interest for each of the Underlying Certificates was reduced for the related Underlying Distribution Date pursuant to Section 4.02(b) of the related Underlying Pooling and Servicing Agreement.

Net Mortgage Rate:  As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less (i) the related Servicing Fee Rate and (ii) the Master Servicing Fee Rate, if applicable.  For purposes of determining whether any Eligible Substitute Mortgage Loan is a Discount Mortgage Loan or a Non-Discount Mortgage Loan and for purposes of calculating the applicable PO Percentage and applicable Non-PO Percentage, each Eligible Substitute Mortgage Loan shall be deemed to have a Net Mortgage Rate equal to the Net Mortgage Rate of the Deleted Mortgage Loan for which it is substituted.

Net Prepayment Interest Shortfalls:  As to any Distribution Date and Asset Group 2 or Asset Group 3, the amount by which the aggregate of Prepayment Interest Shortfalls for that Asset Group during the related Prepayment Period exceeds the amount of Compensating Interest available to such Asset Group for such Distribution Date.

Nexstar:  Nexstar Financial Corporation, and its successors and assigns, in its capacity as Servicer of the Nexstar Mortgage Loans to the Transferor.

Nexstar Mortgage Loans:  The Mortgage Loans for which Nexstar is listed as “Servicer” on the Mortgage Loan Schedule.

Nexstar Servicing Agreement:  Solely with respect to the Nexstar Mortgage Loans, the Master Loan Purchase and Servicing Agreement, dated as of August 1, 2002, between the Transferor and Nexstar, as the same may be amended from time to time, and any assignments and conveyances related to the Nexstar Mortgage Loans.

Non-Discount Mortgage Loan:  Any Mortgage Loan with a Net Mortgage Rate that is greater than or equal to the related Required Coupon as of the Cut-off Date.

Non-PO Percentage:  As to any Discount Mortgage Loan, a fraction (expressed as a percentage) the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the related Required Coupon.  As to any Non-Discount Mortgage Loan, 100%.

Non-PO Recoveries:  With respect to Asset Group 2 and Asset Group 3 and any Distribution Date, an amount that is equal to the excess, if any, of  (A) the amount of Recoveries on the Mortgage Loans of such Asset Group for such Distribution Date, over (B) the amount of PO Recoveries for such Asset Group for such Distribution Date.

Nonrecoverable Advance:  Any portion of an Advance previously made or proposed to be made by the applicable Servicer or the Master Servicer, as the case may be, that, in the good faith judgment of the applicable Servicer or the Master Servicer, will not be ultimately recoverable by the applicable Servicer or the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

Notice of Final Distribution:  The notice to be provided pursuant to Section 10.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

Notional Amount:  With respect to any Distribution Date and the Class 15-A-X Certificates, an amount equal to the product of (x) the aggregate Scheduled Principal Balance of the Non-Discount Mortgage Loans in Asset Group 3 and (y) a fraction, (a) the numerator of which is the weighted average of the Stripped Interest Rates for the Non-Discount Mortgage Loans in Asset Group 3 and (b) the denominator of which is 4.500% per annum.

With respect to any Distribution Date and the Class 30-A-X Certificates, an amount equal to the product of (x) the aggregate Scheduled Principal Balance of the Non-Discount Mortgage Loans in Asset Group 2 and (y) a fraction, (a) the numerator of which is the weighted average of the Stripped Interest Rates for the Non-Discount Mortgage Loans in Asset Group 2 and (b) the denominator of which is 5.250% per annum.

With respect to any Distribution Date and the Class 1-A-8 certificates, an amount equal to the product of (A) the sum of (i) the certificate principal balance of Underlying Certificate 1 and (ii) the certificate principal balance of Underlying Certificate 2, in each case, as stated on the related Underlying Distribution Date Statement and (B) 0.04090909091.

With respect to any Distribution Date and the Class 2-A-3 Certificates, an amount equal to the Class Principal Balance of the Class 2-A-2 Certificates immediately prior to such Distribution Date.

Offered Certificates:  As specified in the Preliminary Statement.

Officer’s Certificate:  A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, or (ii) if provided for in this Agreement, signed by a Master Servicing Officer, as the case may be, and delivered to the Depositor, the Trustee and the Trust Administrator, as the case may be, as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, including in house counsel, reasonably acceptable to the Trustee or the Trust Administrator, as applicable; provided, however, that, with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Optional Termination:  The termination of Asset Group 2 and Asset Group 3 in connection with the purchase of the Mortgage Loans pursuant to Section 10.01(a) hereof.

Original Subordinate Principal Balance:  The aggregate of the Class Principal Balances of the Subordinate Certificates as of the Closing Date.

OTS:  The Office of Thrift Supervision.

Outstanding:  With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

(a)

Certificates theretofore canceled by the Trust Administrator or delivered to the Trust Administrator for cancellation; and

(b)

Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trust Administrator pursuant to this Agreement.

Outstanding Mortgage Loan:  As of any Due Date, a Mortgage Loan with a Scheduled Principal Balance greater than zero that was not the subject of a Principal Prepayment in Full prior to such Due Date and that did not become a Liquidated Loan prior to such Due Date.

Ownership Interest:  As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

Par Call Price:  With respect to each Mortgage Loan (not including REO Properties) to be purchased pursuant to Section 10.01(a), 100% of the unpaid principal balance of such Mortgage Loan, plus accrued and unpaid interest thereon at the applicable Net Mortgage Rate.

Pass-Through Rate:  For any interest bearing Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

Percentage Interest:  As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

Permitted Investments:  At any time, any one or more of the following obligations and securities:

(a)

obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

(b)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

(c)

commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

(d)

certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated in one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

(e)

demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC and are then rated in the highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

(f)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

(g)

repurchase obligations with respect to any security described in clauses (a) and (b) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (d) above;

(h)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have the highest rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

(i)

units of a taxable money market portfolio having the highest rating assigned by each Rating Agency and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations;

(j)

any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder, including any such fund that is managed by the Trust Administrator or Master Servicer or any affiliate of the Trust Administrator or Master Servicer or for which the Trust Administrator or Master Servicer or any affiliate of the Trust Administrator or Master Servicer acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency (if so rated by such Rating Agency); and

(k)

such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

Permitted Transferee:  Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (except as provided in applicable Treasury Regulations), or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income is subject to United States federal income tax regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more Persons described in this clause (v) have the authority to control all substantial decisions of the Trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as United States persons) unless such Person has furnished the transferor and the Trust Administrator with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, (vi) any Person with respect to whom income on any Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.  The terms “United States,” “State” and “international organization” shall have the meanings set forth in section 7701 of the Code or successor provisions.  A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such government unit.

Person:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

Physical Certificate:  As specified in the Preliminary Statement.

Pledge Instruments:  With respect to each Cooperative Loan, the Stock Power, the Assignment of Proprietary Lease and the Security Agreement.

PO Deferred Amount:  As to any Distribution Date and Asset Group 2 on or prior to the Cross-Over Date, the sum of (i) the sum for all of the Discount Mortgage Loans of such Asset Group of the applicable PO Percentage for each such Mortgage Loan of the principal portion of each Realized Loss, other than an Excess Loss, on such Discount Mortgage Loan, to be allocated to the Class PO Certificates on such Distribution Date and (ii) all amounts previously allocated to the Class PO Certificates in respect of such losses and not distributed to the Class PO Certificates on prior Distribution Dates.  After the Cross-Over Date, the PO Deferred Amount for Asset Group 2 shall be zero.

PO Percentage:  As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Discount Mortgage Loan.  As to any Non-Discount Mortgage Loan, 0%.

PO Principal Distribution Amount:  As to any Distribution Date and Asset Group 1, an amount equal to the product of (a) the sum of principal distributions received by the Trust Administrator with respect to Underlying Certificate 2 with respect to the related Underlying Distribution Date from whatever source multiplied by (b) 0.004761904711.

As to any Distribution Date and Asset Group 2, the sum for all of the Discount Mortgage Loans of such Asset Group, if any, of the applicable PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on such Mortgage Loan on the related Due Date, (b) the Scheduled Principal Balance of such Mortgage Loan if it was repurchased by the Transferor pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to such Asset Group received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of such Mortgage Loan, to the extent such Mortgage Loan is not yet a Liquidated Loan, received during the calendar month preceding the month of such Distribution Date, (e) to the extent such Mortgage Loan became a Liquidated Loan during the month preceding the calendar month of such Distribution Date, the lesser of (i) the Scheduled Principal Balance of such Mortgage Loan and (ii) the amount of Liquidation Proceeds allocable to principal received during the month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) the sum of (i) any Principal Prepayments in full with respect to such Mortgage Loan received during the related Prepayment Period and (ii) all partial Principal Prepayments with respect to such Mortgage Loan applied during the related Prepayment Period; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Discount Mortgage Loan in such Asset Group that is not a Liquidated Loan, the PO Principal Distribution Amount will be reduced on the related Distribution Date by the applicable PO Percentage of the principal portion of such Bankruptcy Loss.

PO Recoveries:  With respect to Asset Group 2 and any Distribution Date, an amount equal to the lesser of (a) the Amount Available for PO Recoveries for such Asset Group and (b) the PO Deferred Amount for such Asset Group.

Prepayment Interest Shortfall:  As to any Distribution Date, Mortgage Loan and Principal Prepayment received or, in the case of partial Principal Prepayments, applied, during the applicable Prepayment Period (except with respect to any WMMSC Mortgage Loan for which a Principal Prepayment in Full is received by WMMSC on or after the 1st day and prior to the 15th day of the month preceding the month in which such Distribution Date occurs), the amount, if any, by which one month’s interest at the related Net Mortgage Rate on such Principal Prepayment exceeds the amount of interest at the Net Mortgage Rate paid in connection with such Principal Prepayment.

Prepayment Period:  As to any Distribution Date, and

(a)

with respect to any Principal Prepayment of a Mortgage Loan (other than any Principal Prepayment in Full of a WMMSC Mortgage Loan) the calendar month preceding the month in which such Distribution Date occurs; and

(b)

with respect to any Principal Prepayment in Full of a WMMSC Mortgage Loan, the period beginning on the 15th day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the 14th day of the calendar month in which such Distribution Date occurs.

Primary Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal Only Certificates:  As specified in the Preliminary Statement.

Principal Prepayment:  Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.  Partial Principal Prepayments will be applied by the applicable Servicers in accordance with the terms of the related Servicing Agreements and in accordance with the terms of the related Mortgage Note, and to the extent the Mortgage Note does not provide otherwise, shall be applied in the Prepayment Period preceding the receipt thereof.

Principal Prepayment in Full:  Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

Private Certificate:  As specified in the Preliminary Statement.

Proprietary Lease:  The lease on a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

Prospectus Supplement:  The Prospectus Supplement dated March 26, 2004 relating to the Offered Certificates.

Protected Account:  An account established and maintained for the benefit of Certificateholders by each Servicer with respect to the related Mortgage Loans and with respect to REO Property pursuant to the respective Servicing Agreements.  Each Protected Account shall be an Eligible Account.

Provident:  Provident Funding Associates, L.P., and its successors and assigns, in its capacity as Servicer of the Provident Mortgage Loans.

Provident Mortgage Loans:  The Mortgage Loans for which Provident is listed as “Servicer” on the Mortgage Loan Schedule.

Provident Servicing Agreement:  Solely with respect to the Provident Mortgage Loans, the Master Loan Purchase and Servicing Agreement, dated as of August 1, 2002, between the Transferor, as purchaser, and Provident, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the Provident Mortgage Loans.

PUD:  Planned Unit Development.

Purchase Price:  With respect to any Mortgage Loan required to be purchased by the Transferor pursuant to Section 2.02 or 2.03 hereof, an amount equal to (a) the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest thereon at the applicable Mortgage Rate from the date through which interest was last paid by the Mortgagor or the applicable Servicer or the Master Servicer, as the case may be, made an Advance in respect thereof (which was not reimbursed) to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders and (iii) in the event that such Mortgage Loan is repurchased by the Transferor due to a breach of the representations and warranties listed in clauses (xiii) or (xiv) of Schedule II to this Agreement, any costs and damages incurred by the Trust in connection with a violation of a predatory or abusive lending law with respect to such Mortgage Loan, less (b) any Amounts Held for Future Distribution related to such Mortgage Loan with respect to the Distribution Date in the month in which the Purchase Price is to be distributed to Certificateholders.

Qualified Insurer:  A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a Fannie Mae approved mortgage insurer and having a claims paying ability rating of at least “AA” or equivalent rating by a nationally recognized statistical rating organization.  Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

Qualified Mortgage Insurer:  Any mortgage insurer that is Fannie Mae and Freddie Mac approved.

Rating Agency:  Each of the Rating Agencies specified in the Preliminary Statement.  If any such organization or a successor is no longer in existence, “Rating Agency” shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and the Trust Administrator.  References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

Realized Loss:  With respect to each Liquidated Loan, an amount (not less than zero or more than the Scheduled Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Scheduled Principal Balance of such Liquidated Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Loan.  With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

As to any Distribution Date and Asset Group 1, the principal portion of realized losses determined from the related Underlying Distribution Date Statement as having been allocated to each Underlying Certificate for the immediately preceding Underlying Distribution Date.

Recognition Agreement:  An Agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, (ii) make certain agreements with respect to such Cooperative Loan.

Record Date:  With respect to any Distribution Date and the LIBOR Certificates, the close of business on the Business Day immediately preceding such Distribution Date, and, with respect to the other Certificates, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

Recovery:  With respect to any Distribution Date and any Mortgage Loan, an amount received in respect of principal on such Mortgage Loan during the calendar month prior to that Distribution Date which has previously been allocated as a Realized Loss to a Class of Certificates.

Reference Date:  March 25, 2004.

Refinancing Mortgage Loan:  Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regular Certificates:  As specified in the Preliminary Statement.

Relevant UCC:  The Uniform Commercial Code as in effect in the applicable jurisdiction.

Relief Act:  The Servicemembers Civil Relief Act, as amended or any comparable state statute (including the comparable provisions under the California Military and Veterans Code, as amended).

Relief Act Reductions:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC:  A “real estate mortgage investment conduit” within the meaning of section 860D of the Code.

REMIC Change of Law:  Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure, deed-in-lieu of foreclosure, repossession or otherwise in connection with a defaulted Mortgage Loan.

Required Coupon:  With respect to (a) the Group 2 Mortgage Loans, 5.250% per annum and (b) the Group 3 Mortgage Loans, 4.500% per annum.

Required Insurance Policy:  With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under the applicable Servicing Agreement.

Residual Interests:  As specified in the Preliminary Statement.

Responsible Officer:  When used with respect to the Trustee or the Trust Administrator, any Director, any Managing Director, any Associate, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee or Trust Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers having direct responsibility for the administration of this Agreement and also to whom, with respect to a particular matter, such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

Restricted Classes:  As defined in Section 4.02(d).

S&P:  Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.  If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 11.05(b), the address for notices to S&P shall be Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention:  Residential Mortgage Monitoring Group, or such other address as S&P may hereafter furnish to each other party to this Agreement.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

Scheduled Principal Balance:  As to any Mortgage Loan and any Distribution Date, the unpaid principal balance of such Mortgage Loan as of such Due Date in the month preceding the month in which such Distribution Date occurs, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal received during the Prepayment Period for the prior Distribution Date (other than with respect to any Liquidated Loan), and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

Securities Account:  As specified in Section 12.01.

Securities Act:  The Securities Act of 1933, as amended.

Securities Intermediary:  The Person acting as Securities Intermediary under this Agreement (which is, as of the Closing Date, Wells Fargo Bank, N.A.), its successor in interest, and any successor Securities Intermediary appointed pursuant to Section 12.01.

Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Shares.

Security Entitlement:  As specified in Section 8-102(a)(17) of the Relevant UCC.

Senior Certificates:  As specified in the Preliminary Statement.

Senior Final Distribution Date:  The Distribution Date on which the respective Class Principal Balances of the Senior Certificates (other than the Class PO Certificates and Interest Only Certificates) have each been reduced to zero.

Senior Optimal Principal Amount:  For any Distribution Date and Asset Group 2 or Asset Group 3, the sum for all Mortgage Loans in such Asset Group of (i) the Senior Percentage of the applicable Non-PO Percentage of: (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each such Mortgage Loan on the related Due Date, (b) the principal portion of the Purchase Price of each such Mortgage Loan that was repurchased by the Transferor pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to such Asset Group received with respect to such Distribution Date and (d) any Liquidation Proceeds (including Insurance Proceeds) allocable to recoveries of principal of Mortgage Loans related to such Asset Group that are not yet Liquidated Loans received during the calendar month preceding the month of such Distribution Date, (ii) with respect to each such Mortgage Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the lesser of (a) the Senior Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of such Mortgage Loan, or (b) either (A) the Senior Prepayment Percentage, or (B) if an Excess Loss was sustained with respect to such Liquidated Loan during such prior calendar month, the Senior Percentage, of the applicable Non-PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan, (iii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (a) all Principal Prepayments in full received on the Mortgage Loans of such Asset Group during the related Prepayment Period and (b) all partial Principal Prepayments on the Mortgage Loans of such Asset Group applied during the related Prepayment Period, and (iv) with respect to any Distribution Date prior to the Cross-Over Date only, the Senior Prepayment Percentage of the Non-PO Recoveries for such Asset Group received during the calendar month prior to that Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to such Mortgage Loan that is not a Liquidated Loan, the Senior Optimal Principal Amount will be reduced on the related Distribution Date by the Senior Percentage of the applicable Non-PO Percentage of the principal portion of such Bankruptcy Loss.

Senior Percentage:  As to any Distribution Date and Certificate Group 2 or Certificate Group 3, the lesser of (a) 100% and (b) the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Principal Balances of each Class of Senior Certificates in such Certificate Group (other than the Interest Only Certificates related to such Certificate Group and the Class PO Certificates) immediately preceding such Distribution Date and the denominator of which is the aggregate of the applicable Non-PO Percentage multiplied by the Scheduled Principal Balance of each Mortgage Loan in the related Asset Group for such Distribution Date.

Senior Prepayment Percentage:  With respect to Certificate Group 2 or Certificate Group 3, and for any Distribution Date during the five years beginning on the first Distribution Date, 100%.  The Senior Prepayment Percentage for Certificate Group 2 or Certificate Group 3 and any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows:  for any Distribution Date in the first year thereafter, the Senior Percentage for such Certificate Group plus 70% of the related Subordinate Percentage for such Certificate Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Certificate Group plus 60% of the related Subordinate Percentage for such Certificate Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Certificate Group plus 40% of the related Subordinate Percentage for such Certificate Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Certificate Group plus 20% of the related Subordinate Percentage for such Certificate Group for such Distribution Date; and for any Distribution Date thereafter, the Senior Percentage for such Certificate Group for such Distribution Date (unless on any Distribution Date the Senior Percentage for Certificate Group 2 or Certificate Group 3 exceeds the initial Senior Percentage for such Certificate Group, in which case the Senior Prepayment Percentage for each Certificate Group for such Distribution Date will once again equal 100%).  Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for Certificate Group 2 or Certificate Group 3 will occur unless both of the related Senior Step Down Conditions are satisfied; provided, however, that if on any Distribution Date the Senior Prepayment Percentage is not permitted to decrease because one or both of the related Senior Step Down Conditions are not satisfied, such Senior Step Down Conditions shall be tested on each succeeding Distribution Date and if both Senior Step Down Conditions are satisfied the Senior Prepayment Percentage for that Certificate Group shall decrease; and provided, further, that upon the occurrence of a decrease in the Senior Prepayment Percentage for Certificate Group 2 or Certificate Group 3 during one of the periods described in the definition of “Senior Step Down Conditions,” such decrease shall remain in effect for the remainder of such period.

Senior Step Down Conditions:  With respect to Certificate Group 2 or Certificate Group 3, as of the last day of the month preceding the applicable Distribution Date as to which any decrease in the Senior Prepayment Percentage for such Certificate Group applies, (i) the aggregate Scheduled Principal Balance of all Mortgage Loans delinquent 60 days or more (including delinquent Mortgage Loans in bankruptcy, and all Mortgage Loans in foreclosure and REO Properties), as a percentage of the aggregate Class Principal Balance of the Subordinate Certificates on such Distribution Date, does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the Original Subordinate Principal Balance, (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the Original Subordinate Principal Balance, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the Original Subordinate Principal Balance, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the Original Subordinate Principal Balance and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Balance.

Servicer:  Each of Bank One, Bank of America, Cendant, CUNA, Downey, GMACM, GreenPoint, HSBC, National City, Nexstar, Provident Funding, SunTrust, WFHM and WMMSC, as applicable.

Servicer Remittance Date:  With respect to any Servicer (other than WMMSC) and any Distribution Date, the 18th day of each calendar month, or if such 18th day is not a Business Day, either the immediately preceding Business Day or the immediately succeeding Business Day, as specified in the related Servicing Agreement.  With respect to WMMSC, as to any Distribution Date, the 24th day of each calendar month, or if such 24th day is not a Business Day, the immediately preceding Business Day.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by the Master Servicer of its master servicing obligations or the applicable Servicer, as the case may be, of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any expenses reimbursable to the Master Servicer or the applicable Servicer, as the case may be, pursuant to Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.09.

Servicing Agreements:

(a)

the Bank One Servicing Agreement;

(b)

the Bank of America Servicing Agreement;

(c)

the Cendant Servicing Agreement;

(d)

the CUNA Servicing Agreement;

(e)

the Downey Servicing Agreement;

(f)

the GMACM Servicing Agreement;

(g)

the GreenPoint Servicing Agreement;

(h)

the HSBC Servicing Agreement;

(i)

the National City Servicing Agreement;

(j)

the Nexstar Servicing Agreement;

(k)

the Provident Funding Servicing Agreement;

(l)

the SunTrust Servicing Agreement;

(m)

the WFHM Servicing Agreement;

(n)

the WMMSC Servicing Agreement; and

(o)

the Assignment Agreements.

Servicing Fee:  As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one twelfth of the Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the month immediately preceding the month in which such Distribution Date occurs (after giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction for any Compensating Interest payments required to be made by the applicable Servicer.

Servicing Fee Rate:  With respect to each Mortgage Loan, the per annum rate set forth on the Mortgage Loan Schedule.

Special Hazard Coverage Termination Date:  The point in time at which the Special Hazard Loss Coverage Amount is reduced to zero.

Special Hazard Loss:  Any Realized Loss as reported by the applicable Servicer to the Master Servicer suffered by a Mortgaged Property on account of direct physical loss but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property pursuant to Section 3.11 to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

(a)

normal wear and tear;

(b)

fraud, conversion or other dishonest act on the part of the Trustee, the Trust Administrator, any Servicer the Master Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

(c)

errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

(d)

nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term “Special Hazard Loss”;

(e)

hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

by military, naval or air forces; or

by an agent of any such government, power, authority or forces;

(f)

any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

(g)

insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority or risks of contraband or illegal transportation or trade.

Special Hazard Loss Coverage Amount:  With respect to any Distribution Date, $2,696,283, less (i) the aggregate amount of Special Hazard Losses that would have been previously allocated to the Subordinate Certificates in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount as of the most recent anniversary of March 1, 2004.  As of any Distribution Date on or after the Cross-Over Date, the Special Hazard Loss Coverage Amount for the Subordinate Certificates shall be zero.

All principal balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to Scheduled Payments on the Mortgage Loans then due, whether or not paid.

Special Hazard Mortgage Loan:  A Liquidated Loan as to which a Special Hazard Loss has occurred.

Startup Day:  The Closing Date.

Stepdown Percentage:  For any Distribution Date:  (i) 0% until and including the Distribution Date in March 2009, (ii) 30% from the Distribution Date in April 2009 until and including the Distribution Date in March 2010, (iii) 40% from the Distribution Date in April 2010 until and including the Distribution Date in March 2011, (iv) 60% from the Distribution Date in April 2011 until and including the Distribution Date in March 2012, (v) 80% from the Distribution Date in April 2012 until and including the Distribution Date in March 2013 and (vi) 100% thereafter.

Stock Power:  With respect to a Cooperative Loan, an assignment of the stock certificate or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

Stripped Interest Rate:  With respect to each Non-Discount Mortgage Loan, the excess of the Net Mortgage Rate for such Mortgage Loan over the Required Coupon for such Mortgage Loan.

Subordinate Certificates:  As specified in the Preliminary Statement.

Subordinate Optimal Principal Amount:  For any Distribution Date and Asset Group 2 or Asset Group 3, the sum for each Mortgage Loan in such Asset Group of (i) the Subordinate Percentage of the applicable Non-PO Percentage of: (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each such Mortgage Loan on the related Due Date, (b) the principal portion of the Purchase Price of each such Mortgage Loan that was repurchased by the Transferor pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan related to such Asset Group received with respect to such Distribution Date and (d) any Liquidation Proceeds (including Insurance Proceeds) allocable to recoveries of principal of Mortgage Loans related to such Asset Group that are not yet Liquidated Loans received during the calendar month preceding the month of such Distribution Date, (ii) with respect to each such Mortgage Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the portion of the applicable Non-PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan that was not included in clause (ii) of the definition of “Senior Optimal Principal Amount” with respect to such Distribution Date, (iii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Principal Prepayments in full received on the Mortgage Loans of such Asset Group during the related Prepayment Period and (B) all partial Principal Prepayments on the Mortgage Loans of such Asset Group applied during the related Prepayment Period, and (iv) with respect to any Distribution Date prior to the Cross-Over Date only, the Subordinate Prepayment Percentage of the Non-PO Recoveries for such Asset Group for such Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Mortgage Loan in such Asset Group that is not a Liquidated Loan, the Subordinate Optimal Principal Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of such Bankruptcy Loss.

Subordinate Percentage:  As to any Distribution Date and Certificate Group 2 or Certificate Group 3, 100% minus the Senior Percentage for such Certificate Group for such Distribution Date.

Subordinate Prepayment Percentage:  As to any Distribution Date and Certificate Group 2 or Certificate Group 3, 100% minus the Senior Prepayment Percentage for such Certificate Group for such Distribution Date, except that on any Distribution Date after the Senior Final Distribution Date for Certificate Group 2 or Certificate Group 3, the Subordinate Prepayment Percentage for each such Certificate Group will equal 100%.

Subordinate Principal Distribution Amount:  The aggregate amount which would be payable as principal on the Subordinate Certificates from Available Funds for Asset Group 2 and Asset Group 3 after giving effect to (i) payments on Group 2 and Group 3 Certificates in accordance with Section 4.02(a)(i) items first and second and Section 4.02(e) and (ii) payments of Accrued Certificate Interest to the Subordinate Certificates in accordance with Section 4.02(a)(ii).

Subsidiary REMIC Regular Interest:  As specified in the Preliminary Statement.

Subsidiary REMIC 1:  As specified in the Preliminary Statement.

Subsidiary REMIC 1 Regular Interest:  As specified in the Preliminary Statement.

Subsidiary REMIC 2:  As specified in the Preliminary Statement.

Subsidiary REMIC 2 Regular Interest:  As specified in the Preliminary Statement.

Substitution Adjustment Amount:  The meaning ascribed to such term pursuant to Section 2.03.

SunTrust:  SunTrust Mortgage, Inc., a Virginia corporation, and its successors and assigns, in its capacity as Servicer of the SunTrust Mortgage Loans.

SunTrust Mortgage Loans:  The Mortgage Loans for which SunTrust is listed as “Servicer” on the Mortgage Loan Schedule.

SunTrust Servicing Agreement:  Solely with respect to the SunTrust Mortgage Loans, the Purchase, Warranties and Servicing Agreement, dated as of January 1, 2002, between the Transferor, as purchaser and SunTrust, as seller and as servicer, as the same may be amended from time to time, and any assignments and conveyances related to the SunTrust Mortgage Loans.

Tax Matters Person:  In the case of each REMIC created by this Agreement, the person designated as “tax matters person” in the manner provided under Treasury Regulations Section 1.860F-4(d) and Treasury Regulations Section 301.6231(a)(7)-1 for such REMIC.

Transfer:  Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

Transferor:  UBS Real Estate Securities Inc., a Delaware corporation, seller of the Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreement.

Trust:  As defined in Section 2.01(c).

Trust Administrator:  Wells Fargo Bank, N.A., a national banking association, and its successors and assigns, in its capacity as Trust Administrator hereunder.

Trust Administrator Fee: For any Distribution Date related to the Group 1 Certificates, an amount equal to one-twelfth of the product of the Trust Administrator Fee Rate and the aggregate principal balance of the Underlying Certificates prior to giving effect to any distributions thereon on the Underlying Distribution Date.

Trust Administrator Fee Rate: 0.025% per annum.

Trust Fund:  The corpus of the trust created hereunder consisting of:  (a) the Mortgage Loan Purchase Agreement, the Servicing Agreements (other than those rights under the Servicing Agreements that do not relate to servicing of the Mortgage Loans (including, without limitation, the representations and warranties made by each Servicer (in its capacity as loan seller to the Transferor) and the document delivery requirements of such Servicer and the remedies (including indemnification) available for breaches thereto), which rights were retained by the Transferor pursuant to the Assignment Agreements); (b) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof; (c) the Collection Account and the Distribution Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement (other than, in the case of the Collection Account, any prepayment penalties deposited therein which shall be retained by the Transferor); (d) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (e) all of the Depositor’s right, title and interest in the Underlying Certificates, including any payments thereon due after the Reference Date; and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

Trustee:  Wachovia Bank, National Association, a national banking association, and its successors and, if a successor trustee is appointed hereunder, such successor.

Undercollateralized Group:  With respect to Certificate Group 2 and Certificate Group 3, either of such Certificate Groups with respect to which, on any Distribution Date, the aggregate Class Principal Balance of the Senior Certificates (other than the Class PO Certificates and related Interest Only Certificates) related to such Certificate Group (after giving effect to distributions to be made on such Distribution Date) is greater than the Group Pool Principal Balance of the related Asset Group (net of the applicable PO Percentage of the Scheduled Principal Balance of each Discount Mortgage Loan in such Asset Group) for the following Distribution Date.

Underlying Certificate 1:  A 20.8678633843% interest of MASTR Asset Securitization Trust 2003-10, Mortgage Pass-Through Certificates, Series 2003-10, Class 3-A-1.

Underlying Certificate 2:  A 46.4285714286% interest of MASTR Asset Securitization Trust 2003-11, Mortgage Pass-Through Certificates, Series 2003-11, Class 1-A-1.

Underlying Certificate 3:  A 100% interest of MASTR Asset Securitization Trust 2003-11, Mortgage Pass-Through Certificates, Series 2003-11, Class 2-A-1.

Underlying Certificates:  Any of Underlying Certificate 1, Underlying Certificate 2 and Underlying Certificate 3, as applicable.

Underlying Distribution Date:  The 25th day of each calendar month, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in April 2004.

 Underlying Distribution Date Statements: The distribution date statements relating to the Underlying Certificates made available by the related Underlying Master Servicer to the Trust Administrator on behalf of the Trust as holder of the Underlying Certificates.

Underlying Master Servicer:  Wells Fargo Bank, N.A.

Underlying Mortgage Loans: The mortgage loans held by the respective Underlying Trustee of each Underlying Trust.

Underlying Pooling and Servicing Agreement 1: That certain pooling and servicing agreement dated as of October 1, 2003, among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Warburg Real Estate Securities Inc. (n/k/a UBS Real Estate Securities Inc.), as transferor, Wells Fargo Bank, N.A. (successor in interest to Wells Fargo Bank Minnesota, N.A.), as master servicer and a custodian, U.S. Bank National Association, as a custodian, and Wachovia Bank, National Association, as trustee.

Underlying Pooling and Servicing Agreement 2: That certain pooling and servicing agreement dated as of November 1, 2003, among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Real Estate Securities Inc., as transferor, Wells Fargo Bank, N.A. (successor in interest to Wells Fargo Bank Minnesota, N.A.), as master servicer and a custodian, U.S. Bank National Association, as a custodian, and Wachovia Bank, National Association, as trustee.

Underlying Pooling and Servicing Agreements:  Either of Underlying Pooling and Servicing Agreement 1 and Underlying Pooling and Servicing Agreement 2, as applicable.

Underlying Prospectus:  With respect to Underlying Certificate 1, the prospectus supplement dated October 28, 2003 to the prospectus dated August 5, 2003, and with respect to Underlying Certificate 2 and Underlying Certificate 3, the prospectus supplement dated November 25, 2003 to the prospectus dated August 5, 2003, in each case, of Mortgage Asset Securitization Transactions, Inc.

Underlying Servicer:  With respect to any Underlying Mortgage Loan, the servicer of such Underlying Mortgage Loan.

Underlying Trust:  With respect to any Underlying Certificate, the related trust established by the related Underlying Pooling and Servicing Agreement which issued such Underlying Certificate.

Underlying Trustee:  With respect to an Underlying Certificates, the trustee of the related Underlying Trust.

Underwriter’s Exemption:  Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

U.S. Bank:  U.S. Bank National Association, a national banking association, and its successors and assigns.

Voting Rights:  The portion of the voting rights of all of the Certificates which is allocated to any Certificate.  As of any date of determination, (a) the Interest Only Certificates will be entitled to 1% in the aggregate of all Voting Rights (such Voting Rights to be allocated among the Holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (b) the remaining Voting Rights (and the Voting Rights allocated to the Interest Only Certificates if there are no Interest Only Certificates) shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Principal Balances of their respective Certificates on such date.

Wells Fargo:  Wells Fargo Bank, N.A., in its capacity as Master Servicer, Trust Administrator, Securities Intermediary or a Custodian, as the case may be, hereunder.

WFHM:  Wells Fargo Home Mortgage, Inc., a California corporation, and its successors and assigns, in its capacity as Servicer of the WFHM Serviced Mortgage Loans.

WFHM Serviced Mortgage Loans:  The Mortgage Loans for which WFHM is listed as “Servicer” on the Mortgage Loan Schedule.

WFHM Servicing Agreement:  Solely with respect to the WFHM Serviced Mortgage Loans, the Seller’s Warranties and Servicing Agreement, dated as of July 1, 2002, between the Transferor and WFHM, as amended by the First Addendum, dated as of January 1, 2003, and as the same may be further amended from time to time, and any assignments and conveyances relating to the WFHM Serviced Mortgage Loans.

WMMSC:  Washington Mutual Mortgage Securities Corp., a Delaware corporation, its successors and assigns, in its capacity as Servicer of the WMMSC Mortgage Loans.

WMMSC Investment Earnings Amount:  With respect to any Distribution Date, an amount equal to the investment earnings, if any, that accrued on amounts then held in the Distribution Account in respect of the WMMSC Monthly Remittance Amount, for the period from and including the Servicer Remittance Date immediately preceding such Distribution Date, to and including such Distribution Date.

WMMSC Monthly Remittance Amount:  With respect to any Distribution Date and the WMMSC Mortgage Loans, an amount equal to the funds that WMMSC withdrew from its Protected Account and remitted to the Trust Administrator on the Servicer Remittance Date immediately preceding such Distribution Date in respect of any of the items listed in subclauses (i) through (viii) of Section 2.6(b) of the WMMSC Servicing Agreement.

WMMSC Mortgage Loans:  The Mortgage Loans for which WMMSC is listed as “Servicer” on the Mortgage Loan Schedule.

WMMSC Servicing Agreement:  The Servicing Agreement, dated as of August 1, 2002, between the Transferor and WMMSC, as the same may be amended from time to time.

Section 1.02

Certain Calculations.

Unless otherwise specified herein, for purposes of determining amounts with respect to the Certificates and the rights and obligations of the parties hereto, all calculations of interest (other than as provided in the Mortgage Loan documents) provided for herein shall be made on the basis of a 360-day year consisting of twelve 30 day months.

ARTICLE II

CONVEYANCE OF MORTGAGE ASSETS;
REPRESENTATIONS AND WARRANTIES

Section 2.01

Conveyance of Mortgage Assets.

(a)

The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.  In connection with the foregoing assignments, the Transferor has caused each Servicer to enter into the related Assignment Agreement.

(b)

In connection with the transfer and assignment set forth in clause (a) above, the Depositor has delivered or caused to be delivered to the Trust Administrator, on behalf of the Trustee, the Underlying Certificates, and to the applicable Custodian, on behalf of the Trustee, for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan that is not a Cooperative Loan so assigned:

(i)

the original Mortgage Note endorsed by manual or facsimile signature in blank in the following form:  “Pay to the order of ___________ without recourse,” with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note); or, with respect to any Lost Mortgage Note, a lost note affidavit from the related originator or the Transferor stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

(ii)

except as provided below, the original recorded Mortgage or a copy of such Mortgage certified by the related originator as being a true and complete copy of the Mortgage;

(iii)

a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), endorsed in the following form:  “Wachovia Bank, National Association, in trust for the MASTR Asset Securitization Trust 2004-4 for the benefit of the Holders of the Mortgage Pass-Through Certificates, Series 2004-4” together with, except as provided below, all interim recorded assignments of such mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office;

(iv)

the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

(v)

except as provided below, the original or duplicate original lender’s title policy and all riders thereto.

In connection with the transfer and assignment set forth in clause (a) above, the Depositor has delivered or caused to be delivered to the applicable Custodian, on behalf of the Trustee, for the benefit of the Certificateholders the following documents or instruments with respect to each Cooperative Loan so assigned:

(i)

the Cooperative Shares, together with the Stock Power in blank;

(ii)

the executed Security Agreement;

(iii)

the executed Proprietary Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan;

(iv)

the executed Recognition Agreement;

(v)

copies of the original UCC financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vi)

copies of the filed UCC assignments or amendments of the security interest referenced in clause (v) above showing an unbroken chain of title from the originator to the Trust, each with evidence of recording thereof, evidencing the interest of the assignee under the Security Agreement and the Assignment of Proprietary Lease;

(vii)

an executed assignment of the interest of the originator in the Security Agreement, the Assignment of Proprietary Lease and the Recognition Agreement, showing an unbroken chain of title from the originator to the Trust; and

(viii)

for any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

Notwithstanding the foregoing, if any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. (“MERS”) or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall enforce the obligations of the applicable Servicer under its related Servicing Agreement to cause the Trustee to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

If in connection with any Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender’s title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or (iii) above, or because the title policy has not been delivered to either the applicable Custodian or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver to the applicable Custodian, in the case of clause (ii) or (iii) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, in the case of clause (v) above, no later than 120 days following the Closing Date; provided, however, in the event the Depositor is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver such documents to the applicable Custodian as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date.  The Depositor shall forward or cause to be forwarded to the applicable Custodian (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor to the applicable Custodian.  In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan and the public recording office requires the presentation of a “lost instruments affidavit and indemnity” or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the applicable Custodian shall execute and deliver or cause to be executed and delivered such a document to the public recording office.  In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Transferor shall deliver to the applicable Custodian a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

As promptly as practicable subsequent to such transfer and assignment, set forth in clause (a) above and in any event, within ninety (90) days thereafter, the applicable Custodian shall affix the Trustee’s name to each assignment of Mortgage, as the assignee thereof, and, subject to Section 2.02, the Master Servicer shall enforce the obligations of the related Servicer pursuant to the related Servicing Agreement to (i) cause such assignment to be in proper form for recording in the appropriate public office for real property records and (ii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignments of Mortgage as to which the related Servicer has not received the information required to prepare such assignment in recordable form, the related Servicer’s obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within ninety (90) days after receipt thereof and except that the related Servicer need not cause to be recorded any assignment which relates to a Mortgage Loan (a) in any state where, in an Opinion of Counsel addressed to the Trustee, such recording is not required to protect the Trustee’s interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the Transferor, (b) in any state where recordation is not required by either Rating Agency to obtain the initial ratings on the Certificates or (c) with respect to any Mortgage which has been recorded in the name of MERS, or its designee.  As of the date hereof,  Florida and Maryland are the only states where recordation is required by either Rating Agency to obtain the initial rating on the Certificates (upon which statement the Master Servicer, the Trustee and each Custodian may conclusively rely).

In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Master Servicer on behalf of the Trustee, will deposit in the Collection Account the portion of such payment that is required to be deposited in the Collection Account pursuant to Section 3.07 hereof.

(c)

The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust (the “Trust”) to be known, for convenience, as “MASTR Asset Securitization Trust 2004-4” and Wachovia Bank, National Association is hereby appointed as Trustee in accordance with the provisions of this Agreement.

(d)

[Reserved].

(e)

Each of the Collection Account and Distribution Account shall at all times be an Eligible Account.  The Distribution Account may be a sub-account of the Collection Account.  If at any time either the Collection Account or the Distribution Account ceases to be an Eligible Account, the Master Servicer or the Trust Administrator, as applicable, shall immediately establish and maintain a new Collection Account or Distribution Account, as applicable, that is an Eligible Account, and shall immediately transfer all funds on deposit in the former Collection Account or Distribution Account, as applicable, to the new Collection Account or Distribution Account, as applicable.

(f)

It is agreed and understood by the Trustee, the Depositor and the Transferor that it is not intended that any mortgage loan be included in the Trust that is a “High Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003 or as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

Section 2.02

Acceptance by Trustee of the Mortgage Assets.

The Trust Administrator, on behalf of the Trustee, acknowledges receipt of the Underlying Certificates and declares that it holds and will hold such Underlying Certificates in trust for the exclusive use and benefit of all present and future Certificateholders.  Each Custodian, on behalf of the Trustee, acknowledges receipt of the documents identified in the Initial Certification issued by it in the form annexed hereto as Exhibit G and declares that it holds and will hold such related documents and the other documents delivered to it constituting the Mortgage Files, and each such Custodian and Trustee together declare that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.  Each Custodian acknowledges that it will maintain possession of the Mortgage Notes held by it in the State of Minnesota, with respect to Wells Fargo Bank, N.A., and the State of Arizona, with respect to U.S. Bank National Association, unless otherwise permitted by the Rating Agencies and the Trustee.

Each Custodian agrees to execute and deliver on the Closing Date to the Depositor and the Trustee an Initial Certification in the form annexed hereto as Exhibit G.  Based on its review and examination, and only as to the documents identified in such Initial Certification, each Custodian acknowledges, subject to any applicable exceptions noted on Exhibit G, that such documents appear regular on their face and relate to such Mortgage Loan.  Neither Custodian shall be under any duty or obligation to (i) inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face or (ii) determine whether the Mortgage File should include any of the documents specified in Section 2.01(b)(iv) unless the Mortgage Loan Schedule indicates that such documents are applicable.

Not later than 90 days after the Closing Date, each Custodian shall deliver to the Depositor, the Trustee and the Transferor a Final Certification in the form annexed hereto as Exhibit H, with any applicable exceptions noted thereon.  Each Custodian shall make available, upon request of any Certificateholder, a copy of any exceptions noted on the Initial Certification or the Final Certification.  Each Custodian shall make available, upon request of the Trustee, the identity of the originator for any Mortgage Loan with a material exception.

If, in the course of such review, either Custodian finds any document constituting a part of a related Mortgage File which does not meet the requirements of Section 2.01, such Custodian shall list such as an exception in the Final Certification; provided, however, that such Custodian shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note, (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates or (iii) the Mortgage File should include any of the documents specified in Section 2.01(b)(iv) unless the Mortgage Loan Schedule indicates that such documents are applicable.

Upon receiving each Final Certification from the applicable Custodian, the Trustee shall notify the Transferor of any document defects listed as exceptions in each such Final Certification.  The Transferor shall promptly correct or cure such document defects, and if the Transferor fails to correct or cure the defect within ninety (90) days of the earlier of its discovery or its receipt of written notice from the Trustee, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Transferor shall repurchase the affected Mortgage Loan from the Trustee at the Purchase Price.  Any such purchase of a Mortgage Loan shall not be effected prior to the delivery to the applicable Custodian of a Request for Release substantially in the form of Exhibit M.  The Purchase Price for any such Mortgage Loan shall be paid by the Transferor to the Master Servicer for deposit in the Collection Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit, the Master Servicer shall instruct the applicable Custodian to release, and the applicable Custodian shall release, the related Mortgage File to the Transferor and the Trustee shall execute and deliver at the Transferor’s written request such instruments of transfer or assignment prepared by the Transferor, in each case without recourse, representation or warranty, as shall be necessary to vest in the Transferor, or a designee, the Trustee’s interest in any Mortgage Loan released pursuant hereto.  The Transferor shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing such repurchase by the Transferor.

Each Custodian shall retain possession and custody of each related Mortgage File in accordance with and subject to the terms and conditions set forth herein.  Pursuant to the terms of the related Servicing Agreement, the Master Servicer shall cause each of the related Servicers to promptly deliver to the related Custodian who shall thereupon promptly deposit within each Mortgage File, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the related Servicers from time to time.

It is understood and agreed that the obligations of the Transferor hereunder to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 above or substitute for the related Mortgage Loan an Eligible Substitute Mortgage Loan shall constitute the sole remedies respecting such defect available to the Trustee, the Master Servicer, the Depositor and any Certificateholder.

Section 2.03

Remedies for Breaches of Representations and Warranties.

The Transferor hereby makes the representations and warranties set forth in Schedule II hereto, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

Upon discovery by any of the parties hereto of a breach of a representation or warranty made by the Transferor pursuant to this Section 2.03 that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties.  A breach which causes a Mortgage Loan not to constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, will be deemed automatically to materially and adversely affect the interests of the Certificateholders in such Mortgage Loan.  Upon receiving notice of a breach, the Trustee shall in turn notify the Transferor of such breach.  The Trustee shall enforce the obligations of the Transferor in accordance with this Section 2.03 to correct or cure any such breach of a representation or warranty made herein, and if the Transferor fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Trustee shall enforce the Transferor’s obligations hereunder to (i) purchase such Mortgage Loan at the Purchase Price or (ii) substitute for the related Mortgage Loan an Eligible Substitute Mortgage Loan.  In each case, such Mortgage Loan (a “Deleted Mortgage Loan”) will be removed from the Trust Fund.

The Transferor hereby covenants that within ninety (90) days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to this Section 2.03 which materially and adversely affects the interest of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such ninety (90) day period expires prior to the second anniversary of the Closing Date, remove such Deleted Mortgage Loan from the Trust Fund and substitute in its place an Eligible Substitute Mortgage Loan or Loans into the Trust Fund, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below.  The Transferor shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for such breach by the Transferor.

With respect to any Eligible Substitute Mortgage Loan or Loans, the Transferor shall deliver to the related Custodian on behalf of the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01.  No substitution is permitted to be made on any day in any calendar month after the Determination Date for such month.

With respect to substitutions made by the Transferor, Scheduled Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Transferor on the next succeeding Distribution Date.  For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the Transferor shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.  The related Custodian shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Eligible Substitute Mortgage Loan or Loans and the related Custodian shall deliver the amended Mortgage Loan Schedule to the Trustee.  Upon such substitution, the Eligible Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Transferor shall be deemed to have made with respect to such Eligible Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to this Section 2.03 with respect to such Mortgage Loan.  Upon any such substitution and the deposit to the Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Transferor and shall execute and deliver or cause the Trustee to execute and deliver at the Transferor’s direction such instruments of transfer or assignment prepared by the Transferor, without recourse, representation or warranty, as shall be necessary to vest title in the Transferor, as applicable, or its designee, the Trustee’s interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

For any month in which the Transferor substitutes one or more Eligible Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Eligible Substitute Mortgage Loans as of the date of substitution is less than the aggregate Scheduled Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution).  The amount of such shortage (the “Substitution Adjustment Amount”) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be remitted by the Transferor to the Master Servicer, and the Master Servicer shall deposit such amounts received from the Transferor into the Collection Account on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

In the event that the Transferor shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Collection Account pursuant to Section 3.07 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Transferor became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price and receipt of a Request for Release in the form of Exhibit M hereto, the related Custodian shall release the related Mortgage File held for the benefit of the Certificateholders to the Transferor, and the Trustee shall execute and deliver at the Transferor’s direction such instruments of transfer or assignment prepared by the Transferor, in each case without recourse, representation or warranty, as shall be necessary to transfer title from the Trustee.  It is understood and agreed that the obligation under this Agreement of the Transferor to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedies against the Transferor respecting such matters available to Certificateholders, the Master Servicer, the Depositor, the Trust Administrator or the Trustee on their behalf.

The provisions of this Section 2.03 shall survive the conveyance and assignment of the Mortgage Files to the Trustee and the delivery of the respective Mortgage Files to the related Custodian for the benefit of the Trustee and the Certificateholders.

Section 2.04

Representations and Warranties of the Depositor as to the Mortgage Loans.

The Depositor hereby represents and warrants to the Trustee, the Trust Administrator and the Master Servicer with respect to each Mortgage Loan as of the date hereof or such other date set forth herein that as of the Closing Date, and following the transfer of the Mortgage Loans to it by the Transferor, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, liens, defenses or counterclaims.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Custodians.  Upon discovery by the Depositor, the Transferor, the Master Servicer, the Trust Administrator or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section 2.04 (referred to herein as a “breach”), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties hereto and to each Rating Agency.

Section 2.05

Representations and Warranties of the Depositor as to the Underlying Certificates.

The Depositor hereby represents and warrants to the Trustee, the Trust Administrator and the Master Servicer with respect to each Underlying Certificate as of the date hereof or such other date set forth herein that:

(a)

This Agreement creates a valid and continuing ownership interest in the Account Property in favor of the Trust Administrator.  If the transfer and assignment of the Underlying Securities contemplated by this Agreement is deemed to be other than a sale notwithstanding the intent of the parties hereto, this Agreement creates a valid and continuing security interest (as defined in the Relevant UCC) in the Account Property in favor of the Trust Administrator, which security interest is prior to all other security interests, and is enforceable as such as against creditors of and purchasers from the Depositor.

(b)

All of the Account Property has been and will have been credited to one of the Securities Accounts.  The Securities Intermediary for each Securities Account has agreed to retain all assets credited to the Securities Accounts as “financial assets” within the meaning of the Relevant UCC.

(c)

It is the intention of the parties that the Trust Administrator owns and has good and marketable title to the Account Property free and clear of any lien, claim or encumbrance of any Person.  If the transfer and assignment of the Underlying Securities contemplated by this Agreement is deemed to be other than a sale, notwithstanding the intent of the parties hereto, the Depositor would own and have good and marketable title to the Account Property free and clear of any lien, claim or encumbrance of any Person (other than a security interest in favor of the Trust Administrator).

(d)

The Depositor has received all consents and approvals required by the terms of the Account Property to the transfer to the Trust Administrator of its interest and rights in the Account Property hereunder.

(e)

The Depositor has taken all steps necessary to cause the Securities Intermediary to identify in its records the Trust Administrator as the person having a Security Entitlement against the Securities Intermediary in each of the Securities Accounts.

(f)

Other than the interest granted to the Trust Administrator pursuant to this Agreement, the Depositor has not pledged, assigned, sold or granted a security interest in, or otherwise conveyed any of the Account Property.  The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Account Property other than any financing statement relating to the interest granted to the Trust Administrator hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor.

(g)

The Securities Accounts are not in the name of any person other than the Depositor or the Trust Administrator.  The Depositor has not consented to the Securities Intermediary of any Securities Account to comply with Entitlement Orders of any person other than the Trust Administrator.

Section 2.06

Execution and Delivery of Certificates.

The Trustee acknowledges the transfer and assignment to it of the Trust Fund and acknowledges the issuance of the Subsidiary REMIC Regular Interests as described in the Preliminary Statement and the Class  A-LR and Class A-UR Certificates in exchange therefor.  The Trustee further acknowledges the transfer and assignment to it of the Subsidiary REMIC Regular Interests and, concurrently with such transfer and assignment, the Trust Administrator, on its behalf, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund.  The Trustee agrees to hold the Trust Fund and the Subsidiary REMIC Regular Interests and to exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

Section 2.07

REMIC Matters.

The Preliminary Statement sets forth the designations as “regular interests” or “residual interests” and “latest possible maturity date” for federal income tax purposes of all interests created hereby.  The “Startup Day” for purposes of the REMIC Provisions shall be the Closing Date.  Each REMIC’s fiscal year shall be the calendar year.

Section 2.08

Covenants of the Master Servicer.

The Master Servicer hereby covenants to the Depositor and the Trustee as follows:

(a)

subject to Section 3.01, the Master Servicer shall cause each Servicer to perform its obligations under the applicable Servicing Agreement; and

(b)

no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading at the time provided; provided, however, that the Master Servicer shall have no liability hereunder and shall be indemnified pursuant to Section 6.03 for any information with respect to the WMMSC Mortgage Loans included in any report provided hereunder.

Section 2.09

Representations and Warranties of the Master Servicer.

The Master Servicer hereby represents and warrants to the Depositor, the Trustee and each Custodian, as of the Closing Date, or if so specified herein, as of the Cut-off Date:

(a)

The Master Servicer is duly organized as a national banking association and is validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to master service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

(b)

The Master Servicer has the full power and authority to master service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of the Master Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, except that (i) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)

The execution and delivery of this Agreement by the Master Servicer, and the master servicing of the Mortgage Loans by the Master Servicer under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (i) result in a material breach of any term or provision of the articles of incorporation or by-laws of the Master Servicer, (ii) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or (iii) constitute a material violation of any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Master Servicer’s ability to perform or meet any of its obligations under this Agreement.

(d)

The Master Servicer or an affiliate thereof is an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

(e)

No litigation is pending or, to the knowledge of the Master Servicer, threatened against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to master service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms thereof.

(f)

No consent, approval, authorization or, to the knowledge of the Master Servicer, order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, the Master Servicer has obtained the same.

Section 2.10

Representations and Warranties of the Custodians.

Each Custodian, severally and not jointly, hereby represents and warrants to the Depositor, the Master Servicer, the Trust Administrator and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date:

(a)

Such Custodian is duly organized as a national banking association and is validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

(b)

Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)

The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not (i) result in a material breach of any term or provision of the articles of incorporation or by-laws of such Custodian, (ii) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which such Custodian is a party or by which it may be bound, or (iii) constitute a material violation of any statute, order or regulation applicable to such Custodian of any court, regulatory body, administrative agency or governmental body having jurisdiction over such Custodian; and such Custodian is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair such Custodian’s ability to perform or meet any of its obligations under this Agreement.

(d)

No litigation is pending or, to the knowledge of such Custodian, threatened against such Custodian that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of such Custodian to perform any of its obligations under this Agreement in accordance with the terms thereof.

(e)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Custodian of, or compliance by such Custodian with, this Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, such Custodian has obtained the same.

ARTICLE III

ADMINISTRATION AND MASTER
SERVICING OF MORTGAGE LOANS

Section 3.01

Master Servicing of Mortgage Loans.

For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration.  With respect to WMMSC, the WMMSC Mortgage Loans and the WMMSC Servicing Agreement, the obligations of the Master Servicer imposed in the preceding sentence shall be limited to:  (i) collecting the monthly report provided by WMMSC under the WMMSC Servicing Agreement, (ii) enforcing WMMSC’s obligation to remit to the Trust Administrator hereunder, (iii) receiving the annual compliance statements from WMMSC and (iv) complying with the provisions of Section 3.02(b) hereof and the WMMSC Servicing Agreement with respect to the termination of WMMSC.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior two sentences, and with customary and usual standards of practice of prudent mortgage loan master servicers.  Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer (provided, however, the Master Servicer shall have no obligation to review or evaluate any reports, information and other data provided by WMMSC with respect to the WMMSC Mortgage Loans) and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement.  The Master Servicer shall independently and separately monitor each Servicer’s servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers’ and Master Servicer’s records, and based on such reconciled and corrected information, prepare the statements specified in Section 4.04 and any other information and statements required hereunder; provided, however, that the Master Servicer shall be under no obligation to perform the duties outlined in this sentence with respect to WMMSC or the WMMSC Mortgage Loans other than collecting the mortgage loan information provided to the Master Servicer by WMMSC to enable the Master Servicer to prepare the statement required under Section 4.04.  Other than with respect to WMMSC and the WMMSC Mortgage Loans, the Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the Collection Account pursuant to the applicable Servicing Agreements.

In accordance with the standards of the preceding paragraph and to the extent the related Servicer does not make such advance, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.07, and further as provided in Section 3.08.  The costs incurred by the Master Servicer, if any, in effecting the timely payment of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Scheduled Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

Section 3.02

Monitoring of Servicers.

(a)

The Master Servicer shall be responsible for reporting to the Trustee, the Trust Administrator and the Depositor the compliance by each Servicer with its duties under the related Servicing Agreement.  In the review of each Servicer’s activities, the Master Servicer may rely upon an officer’s certificate of the Servicer with regard to such Servicer’s compliance with the terms of its Servicing Agreement.  In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Trust Administrator and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b)

The Master Servicer, for the benefit of the Trustee, the Trust Administrator and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as successor Servicer of the related Mortgage Loans or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(c)

To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Collection Account.

(d)

The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

(e)

If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

(f)

If a Servicer fails to make its required payment of Compensating Interest on any Distribution Date, the Master Servicer will be required to make such payment of Compensating Interest to the same extent that such Servicer was required to make such payment of Compensating Interest.

Section 3.03

[Reserved].

Section 3.04

Rights of the Depositor and the Trustee in Respect of the Master Servicer.

The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee.  Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer or any Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Master Servicer hereunder or any Servicer under any Servicing Agreement or otherwise.

Section 3.05

Trustee to Act as Master Servicer.

In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of a Master Servicer Event of Termination), the Trustee or its successor shall in accordance with Section 7.02 thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the predecessor Master Servicer pursuant to Section 3.09 hereof or any acts or omissions of the predecessor Master Servicer hereunder), (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof, (iv) responsible for expenses of the Master Servicer pursuant to Section 2.03 hereof or (v) deemed to have made any representations and warranties of the Master Servicer pursuant to Section 2.09 hereunder).  Any such assumption shall be subject to Section 7.02 hereof.  If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Master Servicer Event of Termination), the Trustee or its successor may, but shall not be obligated to, succeed to any rights and obligations of the Master Servicer under each subservicing agreement.

The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each subservicing agreement or substitute subservicing agreement to the assuming party.

The Trustee or successor master servicer shall be entitled to be reimbursed from the Master Servicer for all costs associated with the transfer of master servicing from the Master Servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or successor master servicer to master service the Mortgage Loans properly and effectively.

If the Master Servicer does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefor, such reimbursement shall be an expense of the Trust and the Trustee shall be entitled to such reimbursement from amounts on deposit in the Distribution Account pursuant to Section 3.10(b)(iv); provided that the Master Servicer shall reimburse the Trust for any such expense incurred by the Trust.

Section 3.06

Protected Accounts.

(a)

The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Protected Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan or amounts received with respect to any REO Property, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer’s own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Protected Account.  The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement.

(b)

In accordance with the terms of the applicable Servicing Agreement, amounts on deposit in a Protected Account shall be invested by the applicable Servicer in Permitted Investments.  The income earned from investments made pursuant to this Section 3.06 shall be paid to the related Servicer under the applicable Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the related Servicer.  The related Servicer (to the extent provided in the Servicing Agreement) shall deposit the amount of any such loss in the Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

Section 3.07

Collection of Mortgage Loan Payments; Collection Account; Distribution Account.

(a)

The Master Servicer shall enforce the obligation of the Servicers to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with the applicable Servicing Agreement and the terms and provisions of any related Required Insurance Policy.

(b)

The Master Servicer shall establish and maintain a Collection Account into which the Master Servicer shall deposit or cause to be deposited within two Business Days of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by the Servicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i)

all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

(ii)

all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

(iii)

all Liquidation Proceeds (including Insurance Proceeds), other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicer’s or Master Servicer’s normal servicing procedures, and all Recoveries;

(iv)

any amount required to be deposited by the Master Servicer pursuant to Section 3.07(e) in connection with any losses on Permitted Investments;

(v)

any amounts required to be deposited by the Master Servicer pursuant to Section 2.01(d), Section 3.15(b) and 3.15(d), and in respect of net monthly rental income from REO Property pursuant to Section 3.15 hereof;

(vi)

all Substitution Adjustment Amounts;

(vii)

all Advances made by the Master Servicer pursuant to Section 4.01;

(viii)

any prepayment penalties received from any Servicer;

(ix)

any Compensating Interest payments;

(x)

any amounts deposited by the Master Servicer in connection with a deductible clause in any blanket hazard insurance policy in respect of the Mortgage Loans in Asset Group 2 and Asset Group 3;

(xi)

all proceeds of any primary mortgage guaranty insurance policy in respect of the Mortgage Loans in Asset Group 2 and Asset Group 3; and

(xii)

any other amounts required to be deposited hereunder.

In the event that the Master Servicer shall deposit into the Collection Account any amount not required to be deposited, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.  The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section.  All funds deposited in the Collection Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.10.

(c)

[Reserved].

(d)

The Trust Administrator shall establish and maintain, on behalf of the Certificateholders, the Distribution Account.  The Distribution Account may be a sub-account of the Collection Account.  The Trust Administrator shall, promptly upon receipt but no later than on the Distribution Account Deposit Date, deposit in the Distribution Account and retain therein the following:

(i)

the aggregate amount remitted by the Master Servicer to the Trust Administrator pursuant to Section 3.10(a)(ix)(a);

(ii)

any amount deposited by the Master Servicer pursuant to Section 3.07(e) in connection with any losses on Permitted Investments;

(iii)

any distributions on the Underlying Certificates with respect to the Underlying Distribution Date;

(iv)

any WMMSC Monthly Remittance Amount received by the Trust Administrator from WMMSC; and

(v)

any other amounts described hereunder which are required to be deposited in the Distribution Account.

In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trust Administrator in writing to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding.  Such direction may be accomplished by delivering an Officer’s Certificate to the Trust Administrator which describes the amounts deposited in error in the Distribution Account.  All funds deposited in the Distribution Account shall be held by the Trust Administrator in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.10.  In no event shall the Trust Administrator incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

(e)

Each institution at which the Collection Account or Distribution Account is maintained shall invest the funds on deposit in the Collection Account or Distribution Account as directed in writing by the Master Servicer, in Permitted Investments.  Funds invested in the Collection Account shall mature not later than the Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of or is managed by the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Account Deposit Date).  The Trust Administrator shall, with respect to funds other than the WMMSC Monthly Remittance Amount, as directed by the Master Servicer, and with respect to the WMMSC Monthly Remittance Amount, as directed by WMMSC, either (i) hold funds on deposit in the Distribution Account uninvested in a trust or deposit account of the Trust Administrator with no liability for interest or other compensation thereon, except as otherwise agreed in writing with the Master Servicer, or (ii) invest funds on deposit in the Distribution Account in Permitted Investments as directed by the Master Servicer (or, with respect to the Monthly Remittance Amount, as directed by WMMSC), which Permitted Investments shall mature not later than the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of or is managed by the institution that maintains such fund or account, then such Permitted Investment shall mature not later than such Distribution Date).  Permitted Investments in respect of the Collection Account or the Distribution Account shall not be sold or disposed of prior to their maturity.  All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders.  All income and gain net of any losses realized from any such investment of funds on deposit in the Collection Account shall be for the benefit of the Master Servicer as master servicing compensation and shall be remitted to it monthly as provided herein.  The amount of any realized losses in the Collection Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer (from its own funds without any right of reimbursement) in the Collection Account or paid to the Trust Administrator by wire transfer of immediately available funds for deposit into the Distribution Account.  All income and gain (net of any losses realized from any such investment of funds on deposit in the Distribution Account and net of the WMMSC Investment Earnings Amount) shall be for the benefit of the Master Servicer as additional compensation and shall be remitted to it monthly as provided herein.  The amount of any realized losses in the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer in the Distribution Account.  The Trust Administrator shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Collection Account (except to the extent the Trust Administrator is the obligor and has defaulted thereon) or the Distribution Account and made in accordance with this Section 3.07.  In the absence of written instructions by the Master Servicer, with respect to funds other than the WMMSC Monthly Remittance Amount, or WMMSC, with respect to the WMMSC Monthly Remittance Amount, as to the investment of funds held in the Collection Account or Distribution Account, such funds on deposit therein shall remain uninvested.

(f)

The Master Servicer shall give notice to the Trustee, the Trust Administrator, each Rating Agency and the Depositor of any proposed change of the location of the Collection Account prior to any change thereof.  The Trust Administrator shall give notice to the Trustee, the Master Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account prior to any change thereof.

Section 3.08

Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

To the extent required by the related Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall require each Servicer to establish and maintain one or more accounts (each, an “Escrow Account”) and deposit and retain therein all collections from the Mortgagors (or advances by such Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors.  Nothing herein shall require the Master Servicer to compel a Servicer to establish an Escrow Account in violation of applicable law.

Section 3.09

Access to Certain Documentation and Information Regarding the Mortgage Loans.

The Master Servicer and each Custodian shall afford and the Master Servicer shall require the Servicers to afford the Depositor, the Trustee and Trust Administrator and their respective agents or representatives reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement or the Servicing Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer, the applicable Servicer or the related Custodian, to the extent set forth in the applicable Servicing Agreement.

Upon reasonable advance notice in writing, the Master Servicer and each Custodian will provide or the Master Servicer shall require the Servicers, to the extent set forth in the applicable Servicing Agreement, to provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Master Servicer, the applicable Servicer or the related Custodian shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Master Servicer, the applicable Servicer or the related Custodian in providing such reports and access.

Section 3.10

Permitted Withdrawals from the Collection Account and Distribution Account.

(a)

The Master Servicer may from time to time make withdrawals from the Collection Account for the following purposes:

(i)

to pay to the Servicers (to the extent not previously retained by them), the servicing compensation to which they are entitled pursuant to Section 3.19, and to pay to the Master Servicer, earnings on or investment income with respect to funds in or credited to the Collection Account;

(ii)

to reimburse each of the Servicers or the Master Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

(iii)

to reimburse the Servicers or the Master Servicer for any Nonrecoverable Advance previously made;

(iv)

to reimburse the Servicers or the Master Servicer for Insured Expenses from the related Insurance Proceeds;

(v)

to reimburse the Servicers or the Master Servicer for (a) unreimbursed Servicing Advances, the Servicers’ or the Master Servicer’s right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.06 and (b) for unpaid Servicing Fees as provided in Section 3.15 hereof;

(vi)

to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02 or 2.03, all amounts received thereon after the date of such purchase;

(vii)

to reimburse the Transferor, the Master Servicer or the Depositor for expenses or indemnities incurred by any of them and reimbursable pursuant to Section 6.03 hereof;

(viii)

to withdraw any amount deposited in the Collection Account and not required to be deposited therein;

(ix)

on or prior to the Distribution Account Deposit Date, to (a) withdraw (i) an amount equal to the related Group 1 Available Funds, Group 2 Available Funds and Group 3 Available Funds for such Distribution Date, (ii) any PO Recoveries received during the calendar month prior to that Distribution Date and (iii) on or after the Cross-Over Date only, any Recoveries received during the calendar month prior to that Distribution Date, and remit by wire transfer of immediately available funds such amounts to the Trust Administrator for deposit in the Distribution Account and (b) withdraw any prepayment penalties received from any Servicer and remit by wire transfer of immediately available funds such amounts to the Transferor in accordance with its instructions;

(x)

to reimburse the Master Servicer for any costs or expenses incurred by it and reimbursable pursuant to Section 3.02; and

(xi)

to clear and terminate the Collection Account upon termination of this Agreement pursuant to Section 10.01 hereof.

The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such subclauses (i), (ii), (iv), (v) and (vi).  Prior to making any withdrawal from the Collection Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trust Administrator an Officer’s Certificate of a Master Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

(b)

The Trust Administrator shall withdraw funds from the Distribution Account for distributions to Certificateholders, in the manner specified in this Agreement (and withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 9.11).  In addition, the Trust Administrator may from time to time make withdrawals from the Distribution Account for the following purposes:

(i)

to pay to the Trust Administrator the Trust Administrator Fee,

(ii)

to pay to the Master Servicer the earnings on or investment income, if any, on funds in or credited to the Distribution Account except such amounts constituting the WMMSC Investment Earnings Amount, if any, and to WMMSC, the WMMSC Investment Earnings Amount, if any;

(iii)

to withdraw and return to the Underlying Trustee, with respect to any amount related to Asset Group 1, and the Master Servicer, with respect to any amount related to Asset Group 2 or Asset Group 3, any amount deposited in the Distribution Account and not required to be deposited therein in accordance with Section 3.07(d);

(iv)

to withdraw any indemnity, expense or other reimbursement owed to it, the Master Servicer or the Trustee pursuant to this Agreement, including, without limitation, Section 3.05, Section 7.02, Section 8.05 and Section 9.05; and

(v)

to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 10.01 hereof.

Section 3.11

Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.

(a)

For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreements.  It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)

Pursuant to Sections 3.07 and 3.08, any amounts collected by the Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Collection Account, subject to withdrawal pursuant to Sections 3.07 and 3.08.  Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Sections 3.07 and 3.08.

Section 3.12

Presentment of Claims and Collection of Proceeds.

The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to, prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies.  Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

Section 3.13

Maintenance of the Primary Insurance Policies.

(a)

The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder.  The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.  The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

(b)

The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans.  Pursuant to Sections 3.07 and 3.08, any amounts collected by the Master Servicer or any Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Collection Account, subject to withdrawal pursuant to Sections 3.07 and 3.08.

Section 3.14

Realization upon Defaulted Mortgage Loans.

The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

Section 3.15

REO Property.

(a)

In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders.  The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.  Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions.

(b)

The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Protected Account.

(c)

The Master Servicer and the applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

(d)

The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above shall be deposited in the Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Collection Account.

In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall enforce the obligation of the related Servicer to dispose of such Mortgaged Property prior to the close of the third calendar year after the year in which the Trust Fund acquires such Mortgaged Property unless the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Fund may continue to hold such Mortgaged Property for the period of such extension.  Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer or related Servicer, as applicable, has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, “foreclosure”) in respect of such Mortgage Loan, the Master Servicer will cause the applicable Servicer to comply with the provisions of Treasury Regulation Section 1.1445 2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.16

Due-on-Sale Clauses; Assumption Agreements.

To the extent provided in the applicable Servicing Agreement, to the extent Mortgage Loans contain enforceable due on sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement.  If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

Section 3.17

Trustee to Cooperate; Release of Mortgage Files.

Upon (i) the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes or (ii) otherwise in connection with the servicing of any Mortgage Loan, the Master Servicer shall, upon receipt of notification from the related Servicer pursuant to the applicable Servicing Agreement which notification shall state that such payment in full has been deposited in the Collection Account or has otherwise been escrowed in a manner customary for such purposes, instruct the related Custodian to, and the related Custodian shall, release the related Mortgage File to the related Servicer.  Upon notification, the Trustee shall at the related Custodian’s direction execute and deliver to the related Custodian the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the related Custodian, together with the Mortgage Note with written evidence of cancellation thereon.  Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor.

If the Master Servicer or any related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement or the Servicing Agreement, the Master Servicer or any related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

Section 3.18

Documents, Records and Funds in Possession of Master Servicer and Custodians to Be Held for the Trustee.

Notwithstanding any other provisions of this Agreement, the Master Servicer shall forward to the related Custodian with an instruction to, and the related Custodian shall, place within the Mortgage File and the Master Servicer shall cause each Servicer to transmit to the related Custodian as required by this Agreement and the related Servicing Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer or related Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or related Servicer or which otherwise are collected by the Master Servicer, or related Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan.  All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, the related Servicer or the related Custodian in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Collection Account or any Protected Account, shall be held by the Master Servicer, the related Servicer or the related Custodian for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trust, subject to the applicable provisions of this Agreement and the related Servicing Agreement.  Each of the Master Servicer and the Custodians also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Collection Account, Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

Section 3.19

Master Servicing Compensation.

As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Collection Account an amount equal to all investment income gained on amounts held in the Collection Account plus, with respect to the WFHM Serviced Mortgage Loans for which the Master Servicer is entitled to a fee (as specified in the Mortgage Loan Schedule), an additional fee equal to (i) the Master Servicing Fee Rate multiplied by (ii) the Scheduled Principal Balance of the WFHM Serviced Mortgage Loans as of the Due Date in the month preceding the month in which the related Distribution Date occurs.  The Trust Administrator will remit to the Master Servicer all investment income earned on amounts held in the Distribution Account net of the WMMSC Investment Earnings Amount, if any, which the Trust Administrator shall remit directly to WMMSC.

Section 3.20

Access to Certain Documentation.

The Master Servicer and each Custodian shall provide and the Master Servicer shall cause each Servicer to provide in accordance with the related Servicing Agreement to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC.  Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer, the related Custodian and the related Servicer.  Nothing in this Section shall limit the obligation of the Master Servicer, the related Custodian and the related Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer, the related Custodian or the related Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Agreement.  In fulfilling such requests, the Master Servicer and the related Custodian shall not be responsible to determine the sufficiency of such information.

Section 3.21

Annual Statement as to Compliance.

The Master Servicer shall deliver to the Depositor, each Rating Agency, the Trust Administrator and the Trustee on or before March 15th of each year, commencing with March 15, 2005, an Officer’s Certificate, signed by two officers of the Master Servicer, stating, as to the signers thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

Section 3.22

Annual Independent Public Accountants’ Servicing Statement; Financial Statements.

On or before March 15th of each year, commencing with March 15, 2005, if the Master Servicer has, during the course of any fiscal year, directly serviced any Mortgage Loan, then at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Master Servicer, the Depositor, the Trust Administrator, the Trustee or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, the Trust Administrator and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements substantially similar to this Agreement (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Fannie Mae and Freddie Mac, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Fannie Mae and Freddie Mac requires it to report.  Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon request at the Master Servicer’s expense, provided such statement is delivered by the Master Servicer to the Trust Administrator.

Section 3.23

Errors and Omissions Insurance; Fidelity Bonds.

The Master Servicer shall for so long as it acts as Master Servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents.  Each such policy or policies shall be in such form and such amount generally acceptable for entities serving as master servicer.  In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

ARTICLE IV

DISTRIBUTIONS AND SERVICING ADVANCES

Section 4.01

Advances.

The Master Servicer shall deposit in the Distribution Account not later than the Distribution Account Deposit Date immediately preceding the related Distribution Date an Advance in an amount equal to the difference between (x) with respect to each Scheduled Payment due on a Mortgage Loan that is delinquent (other than as a result of a Relief Act Reduction) and for which the related Servicer was required to make an Advance pursuant to the related Servicing Agreement and (y) amounts deposited in the Collection Account (or, in the case of WMMSC, amounts deposited in the Distribution Account) to be used for Advances with respect to such Mortgage Loan, except to the extent the Master Servicer determines any such Advance to be a Nonrecoverable Advance.  Subject to the foregoing, the Master Servicer shall continue to make such Advances for so long as the related Servicer is required to do so under the related Servicing Agreement.  If applicable, on the Distribution Account Deposit Date, the Master Servicer shall deliver an Officer’s Certificate to the Trust Administrator stating that the Master Servicer elects not to make an Advance in a stated amount and detailing the reason(s) it deems the Advance to be a Nonrecoverable Advance.  Any amounts deposited by the Master Servicer pursuant to this Section 4.01 shall be net of the Servicing Fee and the Master Servicing Fee, if applicable, for the related Mortgage Loans.

Section 4.02

Priorities of Distribution.

(a)

On each Distribution Date, the Trust Administrator shall withdraw the Group 1 Available Funds, Group 2 Available Funds and Group 3 Available Funds (to the extent on deposit in the Distribution Account) from the Distribution Account and, pursuant to written instruction received from the Master Servicer as set forth in Section 4.04(a), upon which it may conclusively rely, apply such funds, first to distributions in respect of the Subsidiary REMIC Regular Interests, as provided in Section 4.02(f), and then to distributions on the Certificates in the following order and priority and, in each case, to the extent of Group 1 Available Funds, Group 2 Available Funds and Group 3 Available Funds, subject to adjustment in accordance with Sections 4.02(b), 4.02(d) and 4.02(e):

(i)

With respect to the Group 1 Certificates from the Group 1 Available Funds; with respect to the Group 2 Certificates from the Group 2 Available Funds; with respect to the Group 3 Certificates from the Group 3 Available Funds; with respect to the Class PO Certificates from the Group 1 Available Funds and the Group 2 Available Funds; and with respect to the Subordinate Certificates from the Group 2 Available Funds and Group 3 Available Funds in the aggregate, as follows:

first, concurrently,

(A)

to each Class of Group 1 Certificates, pro rata based on the Accrued Certificate Interest of each such Class, an amount allocable to interest equal to the related Accrued Certificate Interest; provided, however, that prior to the Class 1-A-6 Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of Accrued Certificate Interest to the Class 1-A-6 Certificates pursuant to this provision (the “Class 1-A-6 Accrual Amount”) will instead be distributed as principal in reduction of the Class Principal Balance of the Class 1-A-4 and Class 1-A-5 Certificates in accordance with Section 4.02(c)(A);

(B)

to each Class of Group 2 Certificates, pro rata based on the Accrued Certificate Interest of each such Class; an amount allocable to interest equal to the related Accrued Certificate Interest; provided, however, that prior to the Class 2-A-7 Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of Accrued Certificate Interest to the Class 2-A-7 Certificates pursuant to this provision (the “Class 2-A-7 Accrual Amount”) will instead be distributed as principal in reduction of the Class Principal Balance of the Class 2-A-4 and Class 2-A-5 Certificates in accordance with Section 4.02(c)(B); and

(C)

to each Class of Group 3 Certificates, pro rata based on the Accrued Certificate Interest of each such Class, an amount allocable to interest equal to the related Accrued Certificate Interest;

in each case ((A), (B) and (C) of this paragraph), any shortfall shall be allocated among such Classes in the related paragraph in proportion to the amount of the Accrued Certificate Interest that would have been distributed in the absence of such shortfall; and

second, concurrently,

(A)

to the extent of remaining Group 1 Available Funds, to the Group 1 Certificates (other than the Class 1-A-8 Certificates) and the Class PO Certificates, concurrently, as follows:

(1)

to the Class PO Certificates, an amount allocable to principal equal to the PO Principal Distribution Amount for Asset Group 1, up to the outstanding Class Principal Balance of the Class PO Certificates; and

(2)

up to the amount of the Group 1 Non-PO Principal Amount for such Distribution Date, as follows:

(a)

first, to the Class 1-A-2, Class 1-A-3 and Class 1-A-7 Certificates, pro rata based on Class Principal Balances, the Group 1 Priority Principal Distribution Amount, until their respective Class Principal Balances are reduced to zero;

(b)

second, to the Class 1-A-1 Certificates, until its Class Principal Balance is reduced to zero;

(c)

third, to the Class 1-A-4 Certificates, until its Class Principal Balance is reduced to zero;

(d)

fourth, to the Class 1-A-5 Certificates, until its Class Principal Balance is reduced to zero;

(e)

fifth, to the Class 1-A-6 Certificates, until its Class Principal Balance is reduced to zero; and

(f)

sixth, to the Class 1-A-2, Class 1-A-3 and Class 1-A-7 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

(B)

to the extent of remaining Group 2 Available Funds, to the Group 2 Certificates (other than the Class 2-A-3 and Class 30-A-X Certificates) and the Class PO Certificates, concurrently, as follows:

(1)

to the Class PO Certificates, an amount allocable to principal equal to the PO Principal Distribution Amount for Asset Group 2, up to the outstanding Class Principal Balance of the Class PO Certificates; and

(2)

up to the amount of the Senior Optimal Principal Amount for Asset Group 2 for such Distribution Date, as follows (provided, that, on each Distribution Date on or after the Cross-Over Date, up to the amount of the Senior Optimal Principal Amount for Asset Group 2 for such Distribution Date, will be distributed to each Class of Group 2 Certificates, pro rata, according to Class Principal Balances, until their respective Class Principal Balances are reduced to zero):

(a)

first, to the Class 2-A-6 and Class 2-A-8 Certificates, pro rata based on Class Principal Balances, the Group 2 Priority Principal Distribution Amount, until their respective Class Principal Balances are reduced to zero;

(b)

second, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

(c)

third, to the Class 2-A-4 Certificates, until its Class Principal Balance is reduced to zero;

(d)

fourth, to the Class 2-A-5 Certificates, until its Class Principal Balance is reduced to zero;

(e)

fifth, to the Class 2-A-7 Certificates, until its Class Principal Balance is reduced to zero; and

(f)

sixth, to the Class 2-A-6 and Class 2-A-8 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

(C)

to the extent of remaining Group 3 Available Funds, up to the Senior Optimal Principal Amount for Asset Group 3 for such Distribution Date, to the Group 3 Certificates (other than the Class 15-A-X Certificates) as follows:

(1)

first, to the Class A-LR and Class A-UR Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero; and

(2)

to the Class 3-A-1 Certificates, until its Class Principal Balance is reduced to zero;

third, only on any Distribution Date prior to the Cross-Over Date, to the Class PO Certificates (i) any PO Recoveries for that Distribution Date for Asset Group 2 will reduce the PO Deferred Amount for Asset Group 2 until such PO Deferred Amount has been reduced to zero; and (ii) from the remaining Group 2 Available Funds, up to the remaining PO Deferred Amounts for Asset Group 2 for that Distribution Date;

provided, however, that (1) any payments in respect of the PO Deferred Amounts in excess of PO Recoveries shall not exceed the Aggregate Subordinate Optimal Principal Amount for such Distribution Date and shall be payable from the Aggregate Subordinate Optimal Principal Amount, first, from the amounts in clause (i) of the definition “Subordinate Optimal Principal Amount,” and second, from amounts in clause (ii) of the definition thereof and third, from amounts in clause (iii) of the definition thereof and (2) any distribution to the Class PO Certificates pursuant to this Section 4.02(a)(i) third shall not reduce the Class Principal Balance of such Class;

(ii)

to the Subordinate Certificates from the remaining Available Funds for Asset Group 2 and Asset Group 3 in the aggregate, subject to Section 4.02(b) and 4.02(d), in the following order of priority:

(A)

to the Class B-1 Certificates, an amount allocable to interest equal to the Accrued Certificate Interest for such Class for such Distribution Date;

(B)

to the Class B-1 Certificates, an amount allocable to principal equal to its Allocable Share for such Distribution Date until the Class Principal Balance of such Class is reduced to zero;

(C)

to the Class B-2 Certificates, an amount allocable to interest equal to the Accrued Certificate Interest for such Class for such Distribution Date;

(D)

to the Class B-2 Certificates, an amount allocable to principal equal to its Allocable Share for such Distribution Date until the Class Principal Balance of such Class is reduced to zero;

(E)

to the Class B-3 Certificates, an amount allocable to interest equal to the Accrued Certificate Interest for such Class for such Distribution Date;

(F)

to the Class B-3 Certificates, an amount allocable to principal equal to its Allocable Share for such Distribution Date until the Class Principal Balance of such Class is reduced to zero;

(G)

to the Class B-4 Certificates, an amount allocable to interest equal to the Accrued Certificate Interest for such Class for such Distribution Date;

(H)

to the Class B-4 Certificates, an amount allocable to principal equal to its Allocable Share for such Distribution Date until the Class Principal Balance of such Class is reduced to zero;

(I)

to the Class B-5 Certificates, an amount allocable to interest equal to the Accrued Certificate Interest for such Class for such Distribution Date;

(J)

to the Class B-5 Certificates, an amount allocable to principal equal to its Allocable Share for such Distribution Date until the Class Principal Balance of such Class is reduced to zero;

(K)

to the Class B-6 Certificates, an amount allocable to interest equal to the Accrued Certificate Interest for such Class for such Distribution Date;

(L)

to the Class B-6 Certificates, an amount allocable to principal equal to its Allocable Share for such Distribution Date until the Class Principal Balance of such Class is reduced to zero; and

(M)

to the Class A-LR Certificate, any remaining funds in Subsidiary REMIC 1, and to the Class A-UR Certificate, any remaining funds in Subsidiary REMIC 2 and the Master REMIC.

On any Distribution Date, to the extent the Amount Available for Group 1 Principal is insufficient to make the full distribution required to be made pursuant to clause (i), priority second sub-clause (A) above, (x) the amount distributable on the Class PO Certificates in respect of principal pursuant to such clause (i), priority second sub-clause (A) above shall be equal to the product of (1) the Amount Available for Group 1 Principal and (2) a fraction, the numerator of which is the PO Principal Distribution Amount for Asset Group 1 and the denominator of which is the sum of the PO Principal Distribution Amount for Asset Group 1 and the Group 1 Non-PO Principal Amount and (y) the amount distributable on the Group 1 Certificates in respect of principal shall be equal to the product of (1) the Amount Available for Group 1 Principal and (2) a fraction, the numerator of which is the Group 1 Non-PO Principal Amount and the denominator of which is the sum of the Group 1 Non-PO Principal Amount and the PO Principal Distribution Amount for Asset Group 1.

On any Distribution Date, to the extent the Amount Available for Group 2 Principal is insufficient to make the full distribution required to be made pursuant to clause (i), priority second sub-clause (B) above, (x) the amount distributable on the Class PO Certificates in respect of principal pursuant to such clause (i), priority second sub-clause (B) above shall be equal to the product of (1) the Amount Available for Group 2 Principal and (2) a fraction, the numerator of which is the PO Principal Distribution Amount for Asset Group 2 and the denominator of which is the sum of the PO Principal Distribution Amount for Asset Group 2 and the Senior Optimal Principal Amount for Asset Group 2 and (y) the amount distributable on the Group 2 Certificates in respect of principal shall be equal to the product of (1) the Amount Available for Group 2 Principal and (2) a fraction, the numerator of which is the Senior Optimal Principal Amount for Asset Group 2 and the denominator of which is the sum of the Senior Optimal Principal Amount for Asset Group 2 and the PO Principal Distribution Amount for Asset Group 2.

(b)

On each Distribution Date, the amount referred to in clause (i) of the definition of Accrued Certificate Interest for each Class of Certificates shall be reduced by:

(A) with respect to the Group 1 Certificates, the related Class’ pro rata share of Net Interest Shortfalls (based on such Class’ Accrued Certificate Interest for such Distribution Date without taking into account such Net Interest Shortfalls) for the Group 1 Assets; and

(B)  with respect to the Group 2 and Group 3 Certificates (other than the Principal Only Certificates) and Subordinate Certificates, (i) the related Class’s pro rata share of Net Prepayment Interest Shortfalls with respect to the Mortgage Loans in the related Asset Group or Asset Groups, based on such Class’ Accrued Certificate Interest for such Distribution Date without taking into account such Net Prepayment Interest Shortfalls and (ii) the related Class’s pro rata share (based on such Class’ pro rata share without taking into account any such reduction) of (A) after the Special Hazard Coverage Termination Date with respect to each Mortgage Loan in the related Asset Group or Asset Groups, that became a Special Hazard Mortgage Loan during the calendar month preceding the month of such Distribution Date, the excess of one month’s interest at the related Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date with respect to each Mortgage Loan in the related Asset Group or Asset Groups that became subject to a Bankruptcy Loss during the calendar month preceding the month of such Distribution Date, the interest portion of the related Deficient Valuation, (C) each Relief Act Reduction incurred on a Mortgage Loan in the related Asset Group or Asset Groups, during the calendar month preceding the month of such Distribution Date and (D) after the Fraud Loss Coverage Termination Date with respect to each Mortgage Loan in the related Asset Group or Asset Groups that became a Fraud Loan during the calendar month preceding the month of such Distribution Date, the excess of one month’s interest at the related Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.  For purposes of calculating the reduction in the amount referred to in clause (i) of the definition of Accrued Certificate Interest for each Class of Subordinate Certificates in respect of any Asset Group, such reduction shall be based upon the amount of interest accruing at the Required Coupon for such Asset Group, on such Class’ proportionate share, based on Class Principal Balance, of the related Group Subordinate Amount for that Distribution Date.

(c)

 (A)  On each Distribution Date occurring prior to the Class 1-A-6 Accretion Termination Date, the Class 1-A-6 Accrual Amount, if any, will be distributed as principal, as follows:

(i)

first, to the Class 1-A-4 Certificates, until its Class Principal Balance is reduced to zero;

(ii)

second, to the Class 1-A-5 Certificates, until its Class Principal Balance is reduced to zero; and

(iii)

third, to the Class 1-A-6 Certificates, until its Class Principal Balance is reduced to zero.

(B)  On each Distribution Date occurring prior to the Class 2-A-7 Accretion Termination Date, the Class 2-A-7 Accrual Amount, if any, will be distributed as principal, as follows:

(iv)

first, to the Class 2-A-4 Certificates, until its Class Principal Balance is reduced to zero;

(v)

second, to the Class 2-A-5 Certificates, until its Class Principal Balance is reduced to zero; and

(vi)

third, to the Class 2-A-7 Certificates, until its Class Principal Balance is reduced to zero.

(d)

Notwithstanding the priority and allocation contained in Section 4.02(a)(ii), if with respect to any Class of Subordinate Certificates on any Distribution Date, such Class has not satisfied the related Class Prepayment Distribution Trigger, no distribution of amounts pursuant to clauses (ii) and (iii) of the definition of the Subordinate Optimal Principal Amount will be made to any such Classes (the “Restricted Classes”) and the amount of such amounts pursuant to clauses (ii) and (iii) of the definition of the applicable Subordinate Optimal Principal Amount otherwise distributable to the Restricted Classes shall be distributed to any Classes of related Subordinate Certificates, which are not Restricted Classes, having lower numerical Class designations than such Class, pro rata based on their respective Class Principal Balances immediately prior to such Distribution Date.  The calculation of any amount to be distributed under this Section 4.02(d) shall be made by the Master Servicer.

(e)

On each Distribution Date, after application of Group 2 Available Funds and Group 3 Available Funds in accordance with Section 4.02(a)(i) items first and second, the Trust Administrator shall effect cross-collateralization between Certificate Group 2 and Certificate Group 3 in the following priority:

(i)

Subject to Section 4.02(b), to the extent any Accrued Certificate Interest with respect to any Class of Group 2 Certificates or Group 3 Certificates (other than the Class PO Certificates) remains unpaid after application of Available Funds for Asset Group 2 and Asset Group 3 in accordance with Section 4.02(a)(i) items first and second, Available Funds for  both of such Asset Groups remaining after payments on Senior Certificates (other than the Class PO Certificates) shall be applied to cover such unpaid Accrued Certificate Interest, and shall be applied pro rata based on the amounts of such unpaid Accrued Certificate Interest to the extent there are insufficient funds to pay such amounts in full.

(ii)

Prior to the Cross-Over Date, to the extent any PO Deferred Amount has not been paid from Available Funds for Asset Group 2, the available Subordinate Principal Distribution Amount shall be applied to pay any such PO Deferred Amount.

(iii)

If on any Distribution Date, either of Certificate Group 2 or Certificate Group 3 is an Undercollateralized Group, the available Subordinate Principal Distribution Amount shall be paid to such Undercollateralized Group as principal to the Senior Certificates of such Undercollateralized Group in accordance with the priorities set forth in Section 4.02(a)(i) until the aggregate Class Principal Balance of the Senior Certificates of such Undercollateralized Group equals the related Group Pool Principal Balance of the related Asset Group (net of the applicable PO Percentage of the Scheduled Principal Balance of each Discount Mortgage Loan in such Asset Group, if any).

(iv)

On or after the date on which the Class Principal Balances of all of the Senior Certificates in Certificate Group 2 or Certificate Group 3 have been reduced to zero, amounts otherwise distributable as principal on the Subordinate Certificates, up to the applicable Apportioned Subordinate Principal Distribution Amount, shall be paid pro rata as principal to the remaining Senior Certificates of such other Certificate Group in accordance with the priorities set forth in Section 4.02(a)(i), provided that on such Distribution Date (a) the Aggregate Subordinate Percentage for such Distribution Date is less than twice the initial Aggregate Subordinate Percentage or (b) the average outstanding principal balance of the Mortgage Loans in Asset Group 2 or Asset Group 3 delinquent 60 days or more over the last six months (including delinquent Mortgage Loans in bankruptcy, and all Mortgage Loans in foreclosure and REO Properties) as a percentage of the related Group Subordinate Amount is greater than or equal to 50%.

Any application of the Subordinate Principal Distribution Amount for the Subordinate Certificates pursuant to the preceding paragraphs (ii), (iii) and (iv) will reduce distributions of such amount in reverse order of priority pursuant to the priorities set forth in Section 4.02(a)(ii).

(f)

On each Distribution Date, Group Available Funds for each Asset Group shall be applied to distributions on the Subsidiary REMIC 1 Regular Interests, in each case in an amount sufficient to make the distributions to the Subsidiary REMIC 2 Regular Interests, and on the Subsidiary REMIC 2 Regular Interests, in each case in an amount sufficient to make distributions to the Master REMIC.

(g)

In the event that Asset Group 2 and Asset Group 3 are terminated at the Master Servicer's election pursuant to Section 10.01(a), the Trust Administrator shall remit the amount of any Fair Market Value Excess by wire transfer of immediately available funds to the holders of the Class A-LR Certificates in accordance with the instructions of the holders of the Class A-LR Certificates.

Section 4.03

Allocation of Realized Losses.

(a)

On or prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, including Excess Losses and the allocation of such total amount as set forth below.  Realized Losses occurring on the Mortgage Loans shall be allocated as follows:

(i)

the applicable PO Percentage of any Realized Loss on any Discount Mortgage Loan in Asset Group 2, including any Excess Loss, shall be allocated to the Class PO Certificates, until the Class Principal Balance of the Class PO Certificates is reduced to zero;

(ii)

the applicable Non-PO Percentage of any Realized Loss with respect to any Mortgage Loan (other than an Excess Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Principal Balance of each such Class is reduced to zero, and second to the Senior Certificates of the related Certificate Group (not including the Interest Only and Class PO Certificates) pro rata on the basis of their respective Class Principal Balances immediately prior to the related Distribution Date until the Class Principal Balance of each such Class has been reduced to zero; provided, however, that after the Cross-Over Date, the losses allocable to the Class 2-A-6 and Class 2-A-7 Certificates under this paragraph will instead be allocated to the Class 2-A-8 Certificates until the Class Principal Balance of the Class 2-A-8 Certificates is reduced to zero;

(iii)

the applicable Non-PO Percentage of any Excess Losses occurring on any  Mortgage Loan shall be allocated among (1) the Group 2 Certificates, in the case of an Excess Loss on a Group 2 Mortgage Loan; and the Group 3 Certificates, in the case of an Excess Loss on a Group 3 Mortgage Loan; (other than, in each case, the related Interest Only Certificates of such Certificate Group and the Class PO Certificates) and (2) each Class of Subordinate Certificates, pro rata based upon their respective Class Principal Balances or, in the case of the Subordinate Certificates their pro-rata portion of the Group Subordinate Amount for the Asset Group which incurred the Excess Loss (based on their respective Class Principal Balances) after giving effect to distributions of principal on such Distribution Date;

(iv)

an amount equal to (x) the Realized Losses with respect to Asset Group 1 for that Distribution Date multiplied by (y) 0.995238095289, shall be allocated to the Group 1 Certificates pro rata, based on their respective Class Principal Balances; provided, however, that (a) the losses allocable to the Class 1-A-7 Certificates under this paragraph will instead be allocated to the Class 1-A-2 Certificates until the Class Principal Balance of the Class 1-A-2 Certificates is reduced to zero and (b) the losses allocable to the Class 1-A-6 Certificates under this paragraph will instead be allocated to the Class 1-A-3 Certificates until the Class Principal Balance of the Class 1-A-3 Certificates is reduced to zero; and

(v)

an amount equal to (x) the Realized Losses with respect to Asset Group 1 for that Distribution Date multiplied by (y) 0.004761904711, shall be allocated to the Class PO Certificates.

(b)

The Class Principal Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the sum of (i) the amount of any payments on the Class PO Certificates in respect of any PO Deferred Amounts pursuant to Section 4.02(a) priority third, sub-clause (ii) and (ii) the amount, if any, by which the aggregate of the Class Principal Balances of all outstanding Classes of Group 2 and Group 3 Certificates (other than the Class PO Certificates) and Subordinate Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses with respect to the Mortgage Loans) exceeds the Aggregate Pool Principal Balance for the following Distribution Date, less any Deficient Valuations occurring before the Bankruptcy Loss Coverage Amount has been reduced to zero and less the PO Percentage of any Discount Mortgage Loans.

(c)

Any allocation of Realized Losses to a Certificate or any reduction in the Certificate Principal Balance of a Certificate, pursuant to Section 4.03(a) or (b) above shall be accomplished by reducing the Certificate Principal Balance thereof, as applicable, immediately following the distributions made on the related Distribution Date in accordance with the definition of “Certificate Principal Balance” herein; provided that (A) no Realized Loss with respect to Asset Group 2 or Asset Group 3 shall be allocated to reduce the Certificate Principal Balance of a Senior Certificate (other than the Class PO Certificates) to the extent that such allocation would reduce the aggregate Certificate Principal Balance of all of the Group 2 and Group 3 Certificates (other than the Class PO Certificates) and Subordinate Certificates to an amount less than the Aggregate Pool Principal Balance for the following Distribution Date minus any related Deficient Valuations occurring before the Bankruptcy Loss Coverage Termination Date and minus the PO Percentage of any Discount Mortgage Loans (such limitation, the “Loss Allocation Limitation”).

(d)

Prior to the Cross-Over Date, with respect to any Non-PO Recoveries received during the calendar month prior to a Distribution Date with respect to any Mortgage Loans, the Class Principal Balance of one or more Classes of Certificates that have previously had Realized Losses allocated, will be increased, as follows:

(i)

first, up to the amount of the Non-PO Recoveries with respect to Asset Group 2 or Asset Group 3, the Class Principal Balance of each Class of Senior Certificates (other than the Class PO Certificates and Interest Only Certificates) in the Certificate Group corresponding to such Asset Group will be increased, pro rata, up to the amount of the excess, if any, of (x) unrecovered Realized Losses previously allocated to each such Class, if any over (y) amounts previously applied to the increase of the Class Principal Balance of such Class pursuant to this Section 4.03(d)(i); and

(ii)

second, up to the amount of the Non-PO Recoveries remaining after allocation pursuant to the preceding clause (i), the Class Principal Balance of each Class of Subordinate Certificates, in order of seniority, will be increased, by the amount of the excess, if any, of (x) unrecovered Realized Losses previously allocated to each such Class, if any, over (y) amounts previously applied to the increase of the Class Principal Balance of such Class pursuant to this Section 4.03(d)(ii).

(e)

With respect to any Distribution Date on or after the Cross-Over Date, the Trust Administrator shall distribute the amount of any Recovery on a Mortgage Loan received during the calendar month prior to that Distribution Date as follows:

(i)

to the Class PO Certificates, the PO Percentage of any Recovery on any Mortgage Loan; and

(ii)

to the Classes of Senior Certificates (other than the Class PO Certificates and Interest Only Certificates) of the Certificate Group corresponding to the Asset Group of the Mortgage Loan for which the Recovery was received, pro rata, the amount of the Recovery remaining after distribution pursuant to the preceding clause (i);

provided, however, that any distribution to a Class of Certificates pursuant to this Section 4.03(e) shall not reduce the Class Principal Balance of such Class.

Section 4.04

Distribution Date Statements to Certificateholders.

(a)

On the earlier of the two Distribution Dates to occur each month, the Trust Administrator shall make available to each Certificateholder, the Depositor, the Trustee and any other interested parties a statement based in part on information provided by each Servicer as well as information included in each Underlying Distribution Date Statement setting forth the following information with respect to the related distribution (in the case of information furnished pursuant to (i), (ii) and (vii) below, the amounts shall be expressed as a dollar amount per minimum denomination Certificate, such minimum denominations being as set forth in the Preliminary Statement):

(i)

the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

(ii)

the amount thereof allocable to interest, any unpaid Class Interest Shortfall included in such distribution and any remaining unpaid Class Interest Shortfall after giving effect to such distribution;

(iii)

if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

(iv)

the Certificate Principal Balance as a dollar amount per minimum denomination Certificate and the Class Principal Balance or Notional Amount of each Class of Certificates, after giving effect to the distribution of principal on such Distribution Date;

(v)

the Group Pool Principal Balance for Asset Group 2 and Asset Group 3 on such Distribution Date;

(vi)

the Senior Percentage and Subordinate Percentage for Certificate Group 2 and Certificate Group 3 for the following Distribution Date;

(vii)

the amount of the Servicing Fees (for each Servicer) and Master Servicing Fees with respect to such Distribution Date;

(viii)

the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

(ix)

the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

(x)

the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xi)

with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Scheduled Principal Balance of such Mortgage Loan as of the close of business on the last Business Day of the calendar month preceding such Distribution Date and the date of acquisition thereof;

(xii)

the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the last Business Day of the calendar month preceding such Distribution Date;

(xiii)

the Senior Prepayment Percentage for Certificate Group 2 and Certificate Group 3;

(xiv)

the aggregate amount of Realized Losses, by Asset Group, incurred during the preceding calendar month;

(xv)

the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, in each case as of the related Determination Date;

(xvi)

 the amount of principal and interest, if any, distributed in respect of each of the Underlying Certificates on the related Underlying Distribution Dates;

(xvii)

the principal balance of each class of the Underlying Certificates, and the aggregate principal balance of all of the classes of the Underlying Certificates, in each case, (a) immediately prior to the related Distribution Date and (b) as of such Distribution Date after giving effect to the distribution of principal made thereon on the related Underlying Distribution Date; and

(xviii)

for each Underlying Trust, in tabular form, the following information as of the immediately preceding Underlying Distribution Date:  (1) the aggregate principal balance of the related Underlying Mortgage Loans, (2) the fractions expressed as percentages, the numerators of which are the aggregate principal balance of related Underlying Mortgage Loans that are (a) 31-60 days, (b) 61-90 days, and (c) 91 days or more delinquent, (d) in foreclosure, and (e) related to REO properties, respectively, and the denominators of which are, in each case, the aggregate principal balance of the related Underlying Mortgage Loans and (3) the cumulative and current dollar amount of realized losses on the related Underlying Mortgage Loans.

(b)

The Trust Administrator’s responsibility for disbursing the above information to the Master Servicer, the Trustee, Depositor, Certificateholders and other interested parties is limited to the availability, timeliness and the accuracy of the information provided by each Servicer and the information provided in the Underlying Distribution Date Statements by each Underlying Master Servicer.  The Trust Administrator will make a copy of each statement provided pursuant to this Section 4.04 (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and other interested parties, and other parties to this Agreement via the Trust Administrator’s internet website located at “www.ctslink.com”.  Assistance in using the internet website can be obtained by calling the Trust Administrator’s customer service desk at (301) 815-6600.  Parties that are unable to use the above distribution method are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.  The Trust Administrator shall have the right to change the way the Distribution Date Statement is distributed in order to make such distribution more convenient and/or more accessible and the Trust Administrator shall provide timely and adequate notification to the Certificateholders and the parties to this Agreement regarding any such changes.

The Trust Administrator shall also be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties (including the Servicers and any Underlying Master Servicer) for purposes of preparing the Distribution Date Statement and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

As a condition to access the Trust Administrator’s internet website, the Trust Administrator may require registration and the acceptance of a disclaimer.  The Trust Administrator will not be liable for the dissemination of information in accordance with this Agreement.

(c)

Within a reasonable period of time after the end of each calendar year, the Trust Administrator shall cause to be furnished upon request to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section 4.04 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trust Administrator pursuant to any requirements of the Code as from time to time in effect.

(d)

The Trust Administrator shall promptly furnish to the Depositor and, upon the written request and at the expense of a Holder of a Group 1 Certificate or Class PO Certificate, will make available to such Certificateholder, copies of any notices, statements, reports or other communications including, without limitation, the Underlying Distribution Date Statements, received by the Trust Administrator in its capacity as holder of the Underlying Certificates, with respect to the Underlying Certificates.  The Trust Administrator shall make available copies of all Underlying Distribution Date Statements to the Rating Agencies promptly after its receipt of the same.

Section 4.05

Determination of LIBOR.

On each LIBOR Determination Date for a Class of LIBOR Certificates, the Trust Administrator shall determine LIBOR for the applicable Distribution Date on the basis of the British Bankers’ Association (“BBA”) “Interest Settlement Rate” for one month deposits in U.S. Dollars as found on Telerate page 3750 as of 11:00 a.m. London time on such LIBOR Determination Date.  As used herein, “Telerate page 3750” means the display designated as page 3750 on the Bridge Telerate Service.

If on any LIBOR Determination Date for a Class of LIBOR Certificates, the Trust Administrator is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the applicable Distribution Date will be whichever is higher of (x) LIBOR as determined on the previous LIBOR Determination Date for such Class of LIBOR Certificates or (y) the Reserve Interest Rate.  The “Reserve Interest Rate” will be the rate per annum which the Trust Administrator determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one month U.S. Dollar lending rates that New York City banks selected by the Trust Administrator are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Trust Administrator can determine no such arithmetic mean, the lowest one month U.S. Dollar lending rate that the New York City banks selected by the Trust Administrator are quoting on such LIBOR Determination Date to leading European banks.

If on any LIBOR Determination Date for a Class of LIBOR Certificates, the Trust Administrator is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, LIBOR for the applicable Distribution Date will be LIBOR as determined on the previous LIBOR Determination Date for such Class of LIBOR Certificates, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

The establishment of LIBOR by the Trust Administrator and the Trust Administrator’s subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding.  After a LIBOR Determination Date, the Trust Administrator shall provide the Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Certificate Owners or Holders of LIBOR Certificates who place a telephone call to the Trust Administrator at (301) 815-6600 and make a request therefor.

ARTICLE V

THE CERTIFICATES

Section 5.01

The Certificates.

The Certificates shall be substantially in the forms attached hereto as Exhibit A through F.  The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

Subject to Section 10.02 hereof respecting the final distribution on the Certificates, on each Distribution Date the Trust Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by an authorized officer.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trust Administrator shall bind the Trust Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trust Administrator by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder.  All Certificates shall be dated the date of their countersignature.  On the Closing Date, the Trust Administrator shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

The Depositor shall provide, or cause to be provided, to the Trust Administrator on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

Section 5.02

Certificate Register; Registration of Transfer and Exchange of Certificates.

(a)

The Trust Administrator shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  Upon surrender for registration of transfer of any Certificate, the Trust Administrator shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trust Administrator.  Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator duly executed by the holder thereof or his attorney duly authorized in writing.

No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required by the Trust Administrator.

All Certificates surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Trust Administrator in accordance with the Trust Administrator’s customary procedures.

(b)

No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee (other than the Depositor or an affiliate of the Depositor) shall each certify to the Trust Administrator in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit J (the “Transferor Certificate”) and (i) deliver a letter in substantially the form of either Exhibit K (the “Investment Letter”) or Exhibit L (the “Rule 144A Letter”) or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A.  The Trust Administrator and the Master Servicer shall cooperate with the Depositor, in accordance with the Depositor’s request, in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor, to the extent in its possession, such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence.  Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Depositor, and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of an ERISA-Restricted Certificate shall be made (other than to the Depositor or an affiliate of the Depositor) unless the Trust Administrator shall have received in accordance with Exhibit K or Exhibit L (in the event such Certificate is a Private Certificate) or paragraph 13 of Exhibit I (in the event such Certificate is a Residual Certificate), in form and substance satisfactory to such Trust Administrator (i) a representation that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA and/or Section 4975 of the Code, or a person acting for, on behalf of or with the assets of, any such plan or arrangement, (ii) in the case of an ERISA-Restricted Certificate which is the subject of an ERISA-Qualifying Underwriting, if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Trust Administrator, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Administrator, the Depositor, the Transferor, the Master Servicer or the Trust Fund, addressed to the Trust Administrator to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in non-exempt prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Trustee, the Trust Administrator, the Depositor, the Transferor or the Master Servicer to any obligation in addition to those expressly undertaken in this Agreement.  For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not so furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s (including an initial acquirer’s) acceptance of the ERISA-Restricted Certificates.  Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate, to or on behalf of an employee benefit plan or other retirement arrangement subject to ERISA or the Code in violation of the above restrictions shall be void and of no effect.

To the extent permitted under applicable law (including, but not limited to, ERISA), the Trust Administrator shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trust Administrator in accordance with the foregoing requirements.

(c)

Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trust Administrator of any change or impending change in its status as a Permitted Transferee.

(ii)

No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trust Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trust Administrator under subparagraph (b) above, the Trust Administrator shall have been furnished with an affidavit (a “Transfer Affidavit”) of the initial owner or the proposed transferee (other than the Depositor of an affiliate thereof) in the form attached hereto as Exhibit I.

(iii)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

(iv)

Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee.  If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate.  The Trust Administrator shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter.  The Trust Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time.  Any such payments so recovered by the Trust Administrator shall be paid and delivered by the Trust Administrator to the last preceding Permitted Transferee of such Certificate.

(v)

The Depositor shall use its best efforts to make available, upon receipt of written request from the Trust Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trust Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Trust Administrator, the Transferor or the Master Servicer, to the effect that the elimination of such restrictions will not cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person.  Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trust Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

(d)

The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

(e)

Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:  (i) registration of the Certificates may not be transferred by the Trust Administrator except to another Depository; (ii) the Depository shall maintain Book-Entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trust Administrator shall deal with the Depository as representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trust Administrator may conclusively rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

If (x) (i) the Depository or the Depositor advises the Trust Administrator in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Depositor is unable to locate a qualified successor, (y) the Depositor notifies the Trust Administrator in writing, with the consent of the applicable Depository Participants, that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of a Master Servicer Event of Termination, Certificate Owners representing at least 51% of the Certificate Principal Balance of the Book-Entry Certificates together advise the Trust Administrator and the Depository through the Depository Participants in writing that the continuation of a Book-Entry system through the Depository is no longer in the best interests of the Certificate Owners and the Depository Participants consent to the termination, the Trust Administrator, upon receipt of notice of such event, shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the “Definitive Certificates”) to Certificate Owners requesting the same.  Upon surrender to the Trust Administrator of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trust Administrator shall issue the Definitive Certificates.  None of the Master Servicer, the Depositor nor the Trust Administrator shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions.  The Depositor shall provide the Trust Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trust Administrator, to the extent applicable with respect to such Definitive Certificates and the Trust Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trust Administrator shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

Section 5.03

Mutilated, Destroyed, Lost or Stolen Certificates.

If (a) any mutilated Certificate is surrendered to the Trust Administrator, or the Trust Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Master Servicer and the Trust Administrator such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trust Administrator that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest.  In connection with the issuance of any new Certificate under this Section 5.03, the Trust Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trust Administrator and its counsel) connected therewith.  Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04

Persons Deemed Owners.

The Master Servicer, the Trustee, the Trust Administrator and any agent of the Master Servicer, the Trust Administrator or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Master Servicer, the Trust Administrator, the Trustee nor any agent of the Master Servicer, the Trust Administrator or the Trustee shall be affected by any notice to the contrary.

Section 5.05

Access to List of Certificateholders’ Names and Addresses.

If three or more Certificateholders (a) request such information in writing from the Trust Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or Master Servicer shall request such information in writing from the Trust Administrator, then the Trust Administrator shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients’ expense the most recent list of the Certificateholders of such Trust Fund held by the Trust Administrator, if any.  The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trust Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 5.06

Maintenance of Office or Agency.

Certificates may be surrendered for registration of transfer or exchange at Corporate Trust Office of the Trust Administrator.  The Trust Administrator will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

ARTICLE VI

THE DEPOSITOR, THE MASTER SERVICER AND THE CUSTODIANS

Section 6.01

Respective Liabilities of the Depositor, the Master Servicer and the Custodians.

The Depositor, the Master Servicer and the Custodians shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

Section 6.02

Merger or Consolidation of the Depositor, the Master Servicer and the Custodians.

The Depositor, the Master Servicer and the Custodians will each keep in full effect its existence, rights and franchises as a corporation or limited partnership, as the case may be, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation or legal entity, as the case may be, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

Any Person into which the Depositor, the Master Servicer or either Custodian may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or either Custodian shall be a party, or any Person succeeding to the business of the Depositor, the Master Servicer or either Custodian, shall be the successor of the Depositor, the Master Servicer or either Custodian, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac.

Section 6.03

Limitation on Liability of the Depositor, the Transferor, the Master Servicer, the Custodians and Others.

None of the Depositor, the Transferor, the Master Servicer, the Custodians or any of the directors, officers, employees or agents of the Depositor, the Transferor, the Master Servicer or the Custodians shall be under any liability to the Trust for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Transferor, the Master Servicer, the Custodians or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Transferor, the Master Servicer, the Custodians or any such Person from any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  The Depositor, the Transferor, the Master Servicer, the Custodians and any director, officer, employee or agent of the Depositor, the Transferor, the Master Servicer or either Custodian may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Depositor, the Transferor, the Master Servicer, the Custodians and any director, officer, employee or agent of the Depositor, the Transferor, the Master Servicer or either Custodian shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with (i) any audit, controversy or judicial proceeding relating to a governmental taxing authority, (ii) the performance of its duties and obligations and the exercise of its rights under this Agreement or the Certificates which constitute “unanticipated expenses incurred by the REMIC” within the meaning of the REMIC Provisions, or (iii) any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  None of the Depositor, the Transferor, the Master Servicer and the Custodians shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Transferor, the Master Servicer or either Custodian may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee, the Trust Administrator and the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Transferor, the Custodians and the Master Servicer shall be entitled to be reimbursed therefor out of the Collection Account.

Section 6.04

Limitation on Resignation of Master Servicer.

The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor master servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates, or (b) upon determination that its duties hereunder are no longer permissible under applicable law, or (c) pursuant to Section 6.05.  Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.  No such resignation shall become effective until the Trustee or a successor master servicer shall have assumed the Master Servicer’s responsibilities, duties, liabilities and obligations hereunder.

Section 6.05

Sale and Assignment of Master Servicing Rights.

The Master Servicer may sell, assign or delegate its rights, duties and obligations as Master Servicer under this Agreement in their entirety; provided, however, that:  (i) the purchaser or transferee accepting such sale, assignment and delegation (a) shall be a Person qualified to service mortgage loans for Fannie Mae or Freddie Mac, (b) shall have a net worth of not less than $50,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below) or (c) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, from and after the effective date of such assumption agreement or delegation; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and shall confirm in writing to the Master Servicer and the Trustee that any such sale, assignment or delegation would not result in a withdrawal or a downgrading of the rating on any Class of Certificates in effect immediately prior to such sale, assignment; and (iii) the Master Servicer shall deliver to the Trustee an Officer’s Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent to such action under this Agreement have been fulfilled and such action is permitted by and complies with the terms of this Agreement.  No such sale, assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

Section 6.06

Fees of the Custodians.

Each of the Custodians shall be compensated as separately agreed in writing with the Master Servicer.

Section 6.07

Rights of Certificateholders as Holders of the Underlying Certificates.

The Depositor hereby expressly agrees that each Certificateholder, to the extent of its ownership interest in the Underlying Certificates, shall have the same rights against the Depositor, acting in its capacity as depositor with respect to the Underlying Trust Funds, as if such Certificateholder held the Underlying Certificates directly.

ARTICLE VII

DEFAULT

Section 7.01

Events of Default.

“Master Servicer Event of Termination,” wherever used herein, means any one of the following events:

(i)

The Master Servicer fails to cause to be deposited in the Distribution Account any amount so required to be deposited pursuant to this Agreement, and such failure continues unremedied for a period of one Business Day; or

(ii)

The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Certificateholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee or the Trust Administrator by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of the Certificates; or

(iii)

There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

(iv)

The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

(v)

The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Section 6.04.

In each and every such case, so long as such Master Servicer Event of Termination with respect to the Master Servicer shall not have been remedied, the Trustee may, and (i) at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of the Certificates or (ii) if such Master Servicer Event of Termination is related to a failure by the Master Servicer to make any Advance required to be made by it pursuant to the terms of this Agreement, the Trustee shall, in each case by notice in writing to the Master Servicer, with a copy to the Rating Agencies, terminate all of the rights and obligations (but not the liabilities accruing prior to the date of termination) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof.  Upon the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates, the Mortgage Loans, the Servicing Agreements, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 7.02, automatically and without further action pass to and be vested in the Trustee pursuant to this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.  The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer’s rights and obligations hereunder, including, without limitation, the transfer to the Trustee of (i) the Mortgage Files and all other property and amounts which are then or should be part of the Trust or which thereafter become part of the Trust; and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer’s duties thereunder.  In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given.  The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer’s rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.10(a)(i) through (xi), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

Section 7.02

Trustee to Act; Appointment of Successor.

On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Trustee shall, subject to and to the extent provided in Section 3.05, be the successor to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Section 4.01.  As compensation therefor, the Trustee shall be entitled to investment income on all funds to which the Master Servicer would have been entitled in the Collection Account or Distribution Account if the Master Servicer had continued to act hereunder.  Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 hereof or if it is otherwise unable to so act, or if it has been requested in writing by Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates to do so, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.  Any successor to the Master Servicer shall be an institution which is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to master service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section 6.03 hereof incurred prior to termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, without regard to the guaranty provided by the Policies, as a result of such assignment and delegation.  Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.05 hereof, act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor master servicer out of payments on Mortgage Loans as it and such successor master servicer shall agree; provided, however, that no such compensation shall be in excess of the compensation permitted the Master Servicer hereunder.  The Trustee and such successor master servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

Any successor master servicer as Master Servicer shall give notice to the Servicers of such change of master servicer and shall, during the term of its service as master servicer enforce the requirement of the Servicers to maintain in force the policy or policies pursuant to Section 3.11.

The Trustee or successor master servicer shall be entitled to be reimbursed from the Master Servicer for all costs associated with the transfer of master servicing from the predecessor master servicer, including, without limitation, any costs or expenses (including but not limited to personnel time) associated with the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or successor master servicer to master service the Mortgage Loans properly and effectively.  If the Master Servicer does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefor, such reimbursement shall be an expense of the Trust and the Trustee shall be entitled to withdraw such reimbursement from amounts on deposit in the Distribution Account pursuant to Section 3.10(b)(iii); provided that the Master Servicer shall reimburse the Trust for any such expense incurred by the Trust.

Section 7.03

Notification to Certificateholders.

(a)

Upon any termination of or appointment of a successor to the Master Servicer, the Trustee (or the Trust Administrator on its behalf) shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

(b)

Within 60 days after the occurrence of any Master Servicer Event of Termination, the Trustee or the Trust Administrator shall transmit by mail to all Certificateholders notice of each such Master Servicer Event of Termination hereunder actually known to a Responsible Officer of the Trustee or the Trust Administrator, unless such Master Servicer Event of Termination shall have been cured or waived.

ARTICLE VIII

CONCERNING THE TRUSTEE

Section 8.01

Duties of Trustee.

The Trustee, prior to the occurrence of a Master Servicer Event of Termination and after the curing or waiver of all Master Servicer Events of Termination that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.  In case a Master Servicer Event of Termination has occurred and remains uncured or unwaived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs, but only until such time as a successor Master Servicer shall have been appointed hereunder.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement to the extent that forms of such documents have been provided to the Trustee; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.  If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such non-conforming instrument in the event the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

unless a Master Servicer Event of Termination of which a Responsible Officer of the Trustee has actual knowledge shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(ii)

the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be conclusively determined by a court of competent jurisdiction, such determination no longer subject to appeal, that the Trustee was negligent in ascertaining the pertinent facts;

(iii)

the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee under this Agreement; and

(iv)

The Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.02 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer.

Section 8.02

Certain Matters Affecting the Trustee.

Except as otherwise provided in Section 8.01:

(i)

the Trustee may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

(ii)

the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv)

prior to the occurrence of a Master Servicer Event of Termination and after the curing or waiver of all Master Servicer Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding.  The reasonable expense of every such examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be reimbursed by the Master Servicer upon demand.  Nothing in this clause (iv) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

(v)

the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Trustee with due care;

(vi)

the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement;

(vii)

the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

(viii)

the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Termination until a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Master Servicer or the holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates.  In the absence of such receipt of such notice, the Trustee may conclusively assume that there is no Master Servicer Event of Termination;

(ix)

the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

The Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing thereof, (B) to see to the provision of any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

Section 8.03

Trustee Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Transferor, as the case may be, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document.  The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account or the Distribution Account by the Depositor, the Master Servicer or the Trust Administrator.

Section 8.04

Trustee May Own Certificates.

The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the parties hereto and their Affiliates with the same rights as it would have if it were not the Trustee.

Section 8.05

Trustee’s Fees and Expenses.

The Trustee shall be compensated as separately agreed with the Master Servicer.  The Trustee and any director, officer, employee, agent or “control person” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange of 1934, as amended (“Control Person”), of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney’s fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Mortgage Loans or (c) the Certificates, (ii) incurred in connection with the performance of any of the Trustee’s duties hereunder, other than any loss, liability or expense (x) incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee’s duties hereunder or (y) which would not constitute an “unanticipated expense incurred by the REMIC” within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii) incurred by reason of any action of the Trustee taken at the direction of the Certificateholders.  Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.  Without limiting the foregoing, and except for any such expense, disbursement or advance as may arise from the Trustee’s negligence, bad faith or willful misconduct, or which would not be an “unanticipated expense” within the meaning of the second preceding sentence, the Trustee shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to:  (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer, appraiser or other agent that is not regularly employed by the Trustee, to the extent that the Trustee must engage such Persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates.  The Trust shall fulfill its obligations under this paragraph from amounts on deposit from time to time in the Distribution Account.

Section 8.06

Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade.  If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof.  The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Master Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

Section 8.07

Resignation and Removal of Trustee.

The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor and the Master Servicer and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section 8.06.  If no successor trustee meeting such qualifications shall have been so appointed by the Depositor and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor or the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor trustee.

The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.  Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.

Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance by the successor trustee of appointment as provided in Section 8.08 hereof.

Section 8.08

Successor Trustee.

Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates, as confirmed in writing by each Rating Agency.

Upon acceptance by a successor trustee of appointment as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates.  If the Depositor fails to mail such notice within 10 days after acceptance by the successor trustee of appointment, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09

Merger or Consolidation of Trustee.

Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or other entity shall be eligible under the provisions of Section 8.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 8.10

Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.  If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case a Master Servicer Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

To the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee (as successor master servicer) under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii)

No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee; and

(iii)

The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE IX

CONCERNING THE TRUST ADMINISTRATOR AND THE MASTER SERVICER

Section 9.01

Duties of Trust Administrator.

The Trust Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

The Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trust Administrator that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trust Administrator shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.  If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trust Administrator shall notify the Certificateholders of such non-conforming instrument in the event the Trust Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

No provision of this Agreement shall be construed to relieve the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

the duties and obligations of the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trust Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trust Administrator and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trust Administrator and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(ii)

the Trust Administrator shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trust Administrator, unless it shall be conclusively determined by a court of competent jurisdiction, such determination no longer subject to appeal, that the Trust Administrator was negligent in ascertaining the pertinent facts;

(iii)

the Trust Administrator shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trust Administrator, or exercising or omitting to exercise any trust or power conferred upon the Trust Administrator under this Agreement; and

(iv)

The Trust Administrator shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer or the Trustee.

Section 9.02

Certain Matters Affecting the Trust Administrator.

Except as otherwise provided in Section 9.01:

(i)

the Trust Administrator may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trust Administrator shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

(ii)

the Trust Administrator may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

the Trust Administrator shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv)

the Trust Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trust Administrator, not reasonably assured to the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding.  Nothing in this clause (iv) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

(v)

the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Trust Administrator shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Trust Administrator with due care;

(vi)

the Trust Administrator shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trust Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trust Administrator shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement;

(vii)

[reserved];

(viii)

[reserved];

(ix)

the Trust Administrator shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trust Administrator reasonable security or indemnity satisfactory to the Trust Administrator against the costs, expenses and liabilities which may be incurred therein or thereby.

The Trust Administrator shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing thereof, (B) to see to the provision of any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

Section 9.03

Trust Administrator Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Transferor, as the case may be, and the Trust Administrator assumes no responsibility for their correctness.  The Trust Administrator makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trust Administrator’s execution and authentication of the Certificates.  The Trust Administrator shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or the Master Servicer.

Section 9.04

Trust Administrator May Own Certificates.

The Trust Administrator in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the parties hereto and their Affiliates with the same rights as it would have if it were not the Trust Administrator.

Section 9.05

Trust Administrator’s Fees and Expenses.

The Trust Administrator shall be entitled to withdraw from the Distribution Account the amount of the Trust Administrator Fee pursuant to Section 3.10(b)(i) prior to any distributions on the Certificates.  The Trust Administrator and any director, officer, employee, agent or “control person” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange of 1934, as amended (“Control Person”), of the Trust Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney’s fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Mortgage Assets or (c) the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trust Administrator’s duties hereunder, (ii) incurred in connection with the performance of any of the Trust Administrator’s duties hereunder, other than any loss, liability or expense (x) incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trust Administrator’s duties hereunder or (y) which would not constitute an “unanticipated expense incurred by the REMIC” within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii), or (iii) incurred by reason of any action of the Trust Administrator taken at the direction of the Certificateholders.  Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trust Administrator hereunder.  Without limiting the foregoing, and except for any such expense, disbursement or advance as may arise from the Trust Administrator’s negligence, bad faith or willful misconduct, or which would not be an “unanticipated expense” within the meaning of the second preceding sentence, the Trust Administrator shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by the Trust Administrator in accordance with any of the provisions of this Agreement with respect to:  (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer, appraiser or other agent that is not regularly employed by the Trust Administrator, to the extent that the Trust Administrator must engage such Persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates.  The Trust shall fulfill its obligations under this paragraph from amounts on deposit from time to time in the Distribution Account.

Section 9.06

Eligibility Requirements for Trust Administrator.

The Trust Administrator hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade.  If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trust Administrator shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.  The entity serving as Trust Administrator may have normal banking and trust relationships with the Depositor and its affiliates or the Trustee and its affiliates.

Section 9.07

Resignation and Removal of Trust Administrator.

The Trust Administrator may at any time resign by giving written notice of resignation to the Depositor and the Trustee and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 9.08, such resignation is to take effect, and acceptance by a successor trust administrator in accordance with Section 9.08 meeting the qualifications set forth in Section 9.06.  If no successor trust administrator meeting such qualifications shall have been so appointed by the Depositor and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trust Administrator may petition any court of competent jurisdiction for the appointment of a successor trust administrator.

If at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trust Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trust Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trust Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trust Administrator or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different Trust Administrator, then the Depositor or the Master Servicer may remove the Trust Administrator and appoint a successor trust administrator by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trust Administrator so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor trust administrator.

The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trust Administrator and appoint a successor trust administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trust Administrator to the Trustee, one complete set to the Trust Administrator so removed and one complete set to the successor so appointed.  Notice of any removal of the Trust Administrator shall be given to each Rating Agency by the successor trust administrator.

Any resignation or removal of the Trust Administrator and appointment of a successor trust administrator pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance by the successor trust administrator of appointment as provided in Section 9.08 hereof.

Section 9.08

Successor Trust Administrator.

Any successor trust administrator appointed as provided in Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trust administrator and the Trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trust administrator shall become effective and such successor trust administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trust administrator herein.  The Depositor, the Trustee, the Master Servicer and the predecessor trust administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trust administrator all such rights, powers, duties, and obligations.

No successor trust administrator shall accept appointment as provided in this Section 9.08 unless at the time of such acceptance such successor trust administrator shall be eligible under the provisions of Section 9.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates, as confirmed in writing by each Rating Agency.

Upon acceptance by a successor trust administrator of appointment as provided in this Section 9.08, the Depositor shall mail notice of the succession of such trust administrator hereunder to all Holders of Certificates.  If the Depositor fails to mail such notice within 10 days after acceptance by the successor trust administrator of appointment, the successor trust administrator shall cause such notice to be mailed at the expense of the Depositor.

Section 9.09

Merger or Consolidation of Trust Administrator.

Any corporation or other entity into which the Trust Administrator may be merged or converted or with which it may be consolidated or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trust Administrator shall be a party, or any corporation or other entity succeeding to the business of the Trust Administrator, shall be the successor of the Trust Administrator hereunder, provided that such corporation or other entity shall be eligible under the provisions of Section 9.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.10

[Reserved]

Section 9.11

Tax Matters.

It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a “real estate mortgage investment conduit” as defined in and in accordance with the REMIC Provisions.  In furtherance of such intention, the Master Servicer covenants and agrees that it shall act as agent (and the Master Servicer is hereby appointed to act as agent) on behalf of such REMIC and that in such capacity it shall:

(a)

prepare, submit to the Trustee for execution, and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to such REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby, including without limitation, the calculation of any original issue discount using the Prepayment Assumption;

(b)

apply for an Employee Identification Number from the Internal Revenue Service via Form SS-4 or other acceptable method for such REMIC and within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

(c)

make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

(d)

provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee described in clauses (i)-(iv) of the definition thereof, or an agent (including a broker, nominee or other middleman) of a non-Permitted Transferee (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

(e)

to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions;

(f)

not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status;

(g)

not permit the creation of any interests in such REMIC other than the Certificates;

(h)

not receive any amount representing a fee or other compensation for services (except as otherwise permitted by this Agreement);

(i)

receive any income attributable to any asset which is neither a “qualified mortgage” nor a “permitted investment” within the meaning of the REMIC Provisions;

(j)

not receive any contributions to such REMIC after the Startup Day that would be subject to tax under Section 860G(d) of the Code;

(k)

not dispose of any assets of such REMIC at a gain if such disposition would be a “prohibited transaction” within the meaning of Section 860F(a)(2) of the Code;

(l)

pay, from the sources specified in the last paragraph of this Section 9.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from causing the withholding of payment of such tax, if permitted by law, pending the outcome of such proceedings);

(m)

ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other Person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

(n)

maintain records relating to such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

The Holder of the largest Percentage Interest of the Class A-LR Certificates shall act as “tax matters person” within the meaning of Treasury Regulations Section 1.860F-4(d) for Subsidiary REMIC 1 and the Holder of the largest Percentage Interest of the Class A-UR Certificates shall act as “tax matters person” within the meaning of Treasury Regulations Section 1.860F-4(d) for Subsidiary REMIC 2 and the Master REMIC.  The Master Servicer is hereby designated as agent of such Class A-LR or Class A-UR Certificateholder for such purposes (or if the Master Servicer is not so permitted, such Holder shall be the tax matters person in accordance with the REMIC Provisions).  In such capacity, the Master Servicer shall, as and when necessary and appropriate, represent the related REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC, and otherwise act on behalf of such REMIC in relation to any tax matter or controversy involving it.

In order to enable the Master Servicer to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Master Servicer within ten (10) days after the Closing Date all information or data that the Master Servicer requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans.  Thereafter, the Depositor shall provide to the Master Servicer promptly upon written request therefor, any such additional information or data that the Master Servicer may, from time to time, reasonably request in order to enable the Master Servicer to perform its duties as set forth herein.  The Depositor hereby indemnifies the Master Servicer for any losses, liabilities, damages, claims or expenses of the Master Servicer arising from any errors or miscalculations of the Master Servicer that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Master Servicer on a timely basis.

In the event that any tax is imposed on “prohibited transactions” of any REMIC hereunder as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of such REMIC as defined in Section 860G(c) of the Code, on any contribution to such REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Master Servicer, the Trustee or the Trust Administrator, respectively, if any such other tax arises out of or results from a breach by the Master Servicer, the Trustee or the Trust Administrator, respectively, of any of its obligations under this Agreement, (ii) the Transferor, if any such tax arises out of or results from the Transferor’s obligation to repurchase a Mortgage Loan pursuant to Section 2.02 or 2.03 or (iii) in all other cases, or in the event that the Trustee, the Trust Administrator, the Master Servicer or the Transferor fails to honor its obligations under the preceding clause (i), (ii) or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.10(b).

Section 9.12

Periodic Filings.

(a)

With respect to each Distribution Date, prior to the issuance of the related monthly statement to Certificateholders pursuant to Section 4.04 (each, a “Distribution Date Statement”), the Master Servicer shall confirm that it has received all distribution and/or servicing information required to be provided to the Master Servicer by each Servicer and each Underlying Master Servicer for inclusion in such Distribution Date Statement.  In the event the Master Servicer determines that any such information has not been provided as required or is materially incorrect, the Master Servicer shall immediately notify the applicable Servicer or applicable Underlying Master Servicer and use its reasonable best efforts to cause the Servicer or applicable Underlying Master Servicer to provide or correct, as the case may be, such information promptly (but in any event in time to permit the Master Servicer to distribute the Distribution Date Statement at the time required in this Agreement).

(b)

Promptly upon receipt by the Master Servicer of (i) any officer’s certificate relating to any Servicer’s annual compliance with the terms of the applicable Servicing Agreement, (ii) any report of any Servicer’s independent public accountants relating to the Servicer’s compliance with servicing standards, as required under the applicable Servicing Agreement, (iii) any report of the Trust Administrator’s and Master Servicer’s independent public accountants required pursuant to Section 3.22 and (iv) the annual compliance certificate and the report of the Trust Administrator’s independent public accountants required pursuant to Sections 9.13 and 9.14, respectively, the Master Servicer shall review such officer’s certificate and reports.  As part of the Form 10-K required to be filed pursuant to paragraph (c) of this Section 9.12, the Master Servicer shall include each such annual statement of compliance (as well as any annual statement of compliance of the Master Servicer required pursuant to Section 3.21), and each such accountant’s report, as well as a report of any significant deficiencies relating to the Trust Administrator’s and any Servicer’s performance of its obligations under this Agreement and the applicable Servicing Agreement, as the case may be.

(c)

The Master Servicer shall reasonably cooperate with the Depositor to enable the Trust to satisfy its reporting requirements under the Exchange Act.  The Master Servicer shall prepare on behalf of the Trust any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the rules and regulations promulgated thereunder, and the Master Servicer shall sign and file (via the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System) such forms on behalf of the Trust.

(d)

Each Form 8-K shall be filed by the Master Servicer within 15 days after each Distribution Date and shall include a copy of the statement to Certificateholders for such Distribution Date as an exhibit thereto.  Prior to March 30th of each year beginning in 2005 (or such earlier date as may be required by the Exchange Act and the rules and regulations promulgated thereunder), the Master Servicer shall file a Form 10-K, in substance as required by applicable law or applicable Securities and Exchange Commission staff’s interpretations.  Such Form 10-K shall include as exhibits the annual statements of compliance, the accountant’s reports and any report of significant deficiencies relating to the Trust Administrator’s and any Servicer’s performance of its obligations under this Agreement and the applicable Servicing Agreement described in paragraph (b) of this Section 9.12, in each case to the extent they have been timely delivered to the Master Servicer.  If they are not so timely delivered, the Master Servicer shall notify the Depositor and file a Form 12b-25 including such documents as exhibits within fifteen (15) calendar days after March 30th of such year.  The Master Servicer shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer’s inability or failure to obtain any information not resulting from its own negligence, bad faith or willful misconduct.  Each Form 10-K shall also include a certification in the form attached hereto as Exhibit N or in such other form as may be required by Rules 13a-14 and 15d-14 under the Exchange Act, as applicable, and any directives or interpretations thereof by the Securities and Exchange Commission (the “Certification”), which certification shall be signed by a Master Servicing Officer.

(e)

Upon any filing with the Securities and Exchange Commission, the Master Servicer shall promptly deliver to the Depositor a copy of such executed report, statement or information.

(f)

The Master Servicer shall not file a Form 15 Suspension Notification with respect to the Trust unless specifically directed in writing to do so by the Depositor.

Section 9.13

Annual Compliance Certificate

The Trust Administrator shall deliver to the Depositor, each Rating Agency, the Master Servicer and the Trustee on or before March 15th of each year, commencing with March 15, 2005, an Officer’s Certificate, signed by two officers of the Trust Administrator, stating, as to the signers thereof, that (i) a review of the activities of the Trust Administrator during the preceding calendar year and of the performance of the Trust Administrator under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Trust Administrator has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

Section 9.14

Annual Accountants’ Review

On or before March 15th of each year, commencing with March 15, 2005, the Trust Administrator, at the Depositor’s expense, shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Master Servicer, the Depositor, the Trustee, the Trust Administrator or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, the Trust Administrator, the Master Servicer and the Depositor to the effect that such firm has examined certain documents and records relating to the Trust Administrator’s duties and obligations under this Agreement and that, on the basis of such examination, such obligations have been conducted in compliance with this Agreement, except for such significant exceptions or errors in records that such firm reports.  Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon request at the Trust Administrator’s expense.

ARTICLE X

TERMINATION

Section 10.01

Termination upon Liquidation or Purchase of All Mortgage Loans.

(a)

 The obligations and responsibilities of the Depositor, the Transferor, the Master Servicer, the Trust Administrator and the Trustee created hereby with respect to the Trust Fund shall terminate upon the later of:

(A) the distribution to of all amounts required to be distributed to the Holders of the Group 1 Certificates and the Class PO Certificates pursuant to this Agreement and

(B) the earlier of (i) the purchase, in accordance with this Section 10.01, of all Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (x) the aggregate Clean-up Call Mortgage Loan Price for all the Mortgage Loans and (y) the aggregate Clean-up Call REO Property Price for all the REO Properties, and (ii) the later of (x) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (y) the distribution to the Holders of the Group 2 and Group 3 Certificates of all amounts required to be distributed to them pursuant to this Agreement.  In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof and (ii) the Latest Possible Maturity Date.  The right of the Master Servicer to elect to terminate Asset Group 2 and Asset Group 3 pursuant to this clause (a) shall be conditioned upon the Aggregate Pool Principal Balance, at the time of any such repurchase, aggregating less than five percent (5%) of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

(b)

Within two (2) Business Days after the Master Servicer has elected to terminate Asset Group 2 and Asset Group 3 pursuant to Section 10.01(a), the Master Servicer shall deliver a bid notice for the Mortgage Loans and the REO Properties to UBS Securities LLC and at least two other institutions that are regular purchasers and/or sellers in the secondary market of residential whole Mortgage Loans.  The bid notice shall specify the Mortgage Loans and the REO Properties that are being sold, and identify the aggregate Clean-up Call REO Property Price required to be paid for the REO Properties and the other information necessary for the bidders to make bids.  The Master Servicer shall also be entitled to submit a bid for the Mortgage Loans and the REO Properties.  All bids must be submitted to the Master Servicer on a date determined by the Master Servicer, which date shall be set forth in the bid notice.  Only cash bids may be accepted.  With respect to the Mortgage Loans to be purchased, if one or more bids that exceed the aggregate Par Call Price are received, the Fair Market Value Call Price for the Mortgage Loans shall be equal to the price bid by the highest bidder, and such bidder shall complete the purchase of the Mortgage Loans and the REO Properties from the Trust Fund at the aggregate Clean-up Call Mortgage Loan Price for the Mortgage Loans and the aggregate Clean-up Call REO Property Price for the REO Properties before the final Distribution Date. With respect to the Mortgage Loans to be purchased, if fewer than three bids are received or no bid exceeds the aggregate of the Par Call Price for the Mortgage Loans, the Fair Market Value Call Price shall be zero and the Master Servicer shall complete the purchase of the Mortgage Loans and the REO Properties from the Trust Fund at the aggregate Clean-up Call Mortgage Loan Price for the Mortgage Loans and the aggregate Clean-up Call REO Property Price for the REO Properties before the final Distribution Date.

Section 10.02

Final Distribution on the Certificates.

If on any Determination Date, the Master Servicer determines that there are no Outstanding Mortgage Assets and no other funds or assets in the Trust Fund other than the funds in the Collection Account, the Master Servicer shall direct the Trust Administrator promptly to send a final distribution notice to each Certificateholder.  If the Master Servicer elects to terminate Asset Group 2 and Asset Group 3 pursuant to clause (a) of Section 10.01, at least 5 days prior to the date notice is to be mailed to the affected Certificateholders, the Master Servicer shall notify the Depositor and the Trust Administrator of the date the Master Servicer intends to terminate Asset Group 2 and Asset Group 3.

Notice of any termination of the Trust Fund, or of Asset Group 2 and Asset Group 3, specifying the Distribution Date on which related Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trust Administrator by letter to related Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the 5th day of the month of such final distribution.  Any such notice shall specify (a) the Distribution Date upon which final distribution on the related Certificates will be made upon presentation and surrender of such Certificates at the office therein designated, (b) the location of the office or agency at which such presentation and surrender must be made, and (c) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the related Certificates at the office therein specified.  The Trust Administrator will give such notice to each Rating Agency at the time such notice is given to related Certificateholders.

Upon presentation and surrender of the related Certificates, the Trust Administrator shall cause to be distributed to the Certificateholders of each related Class, in the order set forth in Section 4.02 hereof, on the final Distribution Date, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Certificate Principal Balance thereof plus (a) accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest bearing Certificate and (b) any applicable PO Deferred Amounts in the case of the Class PO Certificates, and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trust Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trust Administrator may take reasonable steps, or may appoint an agent to take reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets of the Master REMIC which remain subject hereto and the Class A LR and Class A-UR Certificateholders as the beneficial owner of the residual interest issued by the REMICs created under this Agreement shall be entitled to all unclaimed funds and other assets of each related REMIC created under this Agreement, which remain subject hereto, and Certificateholders who have not surrendered Certificates shall look only to such Class A-LR and Class A-UR Certificateholders with respect to any such unclaimed funds and other assets.

Section 10.03

Additional Termination Requirements.

(a)

In the event of the purchase pursuant to Section 10.01, Subsidiary REMIC 1 shall be terminated in accordance with the following additional requirements, unless the Trust Administrator has been supplied with an Opinion of Counsel, at the expense of the Master Servicer, to the effect that the failure to comply with the requirements of this Section 10.03(a) will not (i) result in the imposition of taxes on “prohibited transactions” as defined in section 860F of the Code on any REMIC created under this Agreement, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)

The notice given by the Master Servicer under Section 10.02 shall provide that such notice constitutes the adoption of a plan of complete liquidation of Subsidiary REMIC 1 as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders).  The Master Servicer shall also specify such date in a statement attached to the final tax return of Subsidiary REMIC 1 created under this Agreement; and

(ii)

At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Trust Administrator shall sell all of the assets of Subsidiary REMIC 1 to the purchaser specified in Section 10.01 for cash at the purchase price specified in Section 10.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 10.02.

(b)

Upon the purchase pursuant to Section 10.01, if no other REMIC would remain outstanding following such purchase, each remaining REMIC shall be terminated in accordance with the following additional requirements, unless the Trust Administrator has been supplied with an Opinion of Counsel, at the expense of the Master Servicer, to the effect that the failure to comply with the requirements of this Section 10.03(b) will not (i) result in the imposition of taxes on “prohibited transactions” as defined in section 860F of the Code on any REMIC created under this Agreement, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)

The notice given by the Master Servicer under Section 10.02 shall provide that such notice constitutes the adoption of a plan of complete liquidation of Subsidiary REMIC 2 and the Master REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders).  The Master Servicer shall also specify such date in a statement attached to the final tax return of each of Subsidiary REMIC 2 and the Master REMIC; and

(ii)

At or after the time of adoption of any such plan of complete liquidation for each such remaining REMIC and at or prior to the final Distribution Date of Subsidiary REMIC 1, the Trust Administrator shall sell all of the assets of each such remaining REMIC for cash.

(c)

By its acceptance of a Residual Certificate, the Holder thereof hereby agrees to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate the Master REMIC, Subsidiary REMIC 1, or Subsidiary REMIC 2, as applicable.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01

Amendment.

This Agreement may be amended from time to time by the Depositor, the Transferor, the Master Servicer, the Custodians, the Trust Administrator and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein or in the Prospectus Supplement, (iii) to add to the duties of the Depositor, the Trustee, the Trust Administrator, the Transferor, the Custodians or the Master Servicer, (iv) to add any other provisions with respect to matters or questions arising hereunder or (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided that any action pursuant to clause (iv) or (v) above shall not, as evidenced by an Opinion of Counsel addressed to the Trust Administrator (which Opinion of Counsel shall be an expense of the party requesting the amendment, or if the Trust Administrator requests the amendment, the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating.  The Trust Administrator, the Trustee, the Depositor, the Transferor, the Custodians and the Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC created under this Agreement as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code, provided that the Trust Administrator has been provided an Opinion of Counsel addressed to the Trust Administrator and the Master Servicer, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

Section 9.12 of this Agreement may also be amended by the Depositor, the Transferor, the Master Servicer, the Trust Administrator and the Trustee without the consent of any of the Certificateholders, and without the need for any Opinions of Counsel or Rating Agency confirmation, in the event that new guidelines or procedures are issued by the Securities and Exchange Commission with respect to the preparation and filing of the Form 10-K and the Certification required to be attached thereto as referenced in Section 9.12(d).

This Agreement may also be amended from time to time by the Depositor, the Transferor, the Master Servicer, the Custodians, the Trust Administrator and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in the preceding clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66% or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

Notwithstanding any contrary provision of this Agreement, the Trust Administrator shall not consent to any amendment to this Agreement (other than pursuant to the second preceding paragraph) unless it shall have first received an Opinion of Counsel addressed to the Trust Administrator, which opinion shall not be an expense of the Trust Administrator or the Trust Fund, to the effect that such amendment is permitted hereunder and will not cause the imposition of any tax under the REMIC Provisions on any REMIC or the Certificateholders or cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding.

Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trust Administrator shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

Nothing in this Agreement shall require the Trust Administrator to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trust Administrator or the Trust Fund), satisfactory to the Trust Administrator that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 11.01.

Section 11.02

Recordation of Agreement; Counterparts.

This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Trust on direction by the Trust Administrator (acting at the written direction of a Majority in Interest of the Certificateholders), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03

Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.04

Intention of Parties.

It is the express intent of the parties hereto that the conveyance of the Trust Fund by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Trustee.  It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Depositor to the Trustee.  However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.  The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholder.

Section 11.05

Notices.

(a)

The Trust Administrator shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

(i)

Any material change or amendment to this Agreement;

(ii)

The occurrence of any Master Servicer Event of Termination that has not been cured;

(iii)

The resignation or termination of the Master Servicer, either Custodian, the Trust Administrator or the Trustee and the appointment of any successor;

(iv)

The repurchase or substitution of Mortgage Loans pursuant to Section 2.03; and

(v)

The final payment to Certificateholders.

In addition, the Master Servicer shall promptly furnish to each Rating Agency copies of the following:

(i)

Each annual statement as to compliance described in Section 3.21;

(ii)

Each annual independent public accountants’ servicing report described in Section 3.22; and

(iii)

Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02 or 2.03.

(b)

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, Mortgage Asset Securitization Transactions, Inc., 1285 Avenue of the Americas, New York, New York 10019, Attention:  General Counsel, (b) in the case of the Master Servicer, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045, or such other address as the Master Servicer may hereafter furnish to each other party to this Agreement in writing, and in the case of Wells Fargo in its capacity as Custodian, Wells Fargo Bank, N.A., 1015 10th Avenue Southeast, Minneapolis, Minnesota 55414 (c) in the case of the Trustee, the Corporate Trust Office, or such other address as the Trustee may hereafter furnish to each other party to this Agreement in writing, (d) in the case of the Transferor, UBS Real Estate Securities Inc., 1285 Avenue of the Americas, New York, New York 10019, Attention:  General Counsel, (e) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency, (f) in the case of U.S. Bank National Association, U.S. Bank National Association, EP-MN-WS3D, 60 Livingston Avenue, St. Paul, Minnesota 55107-2292, or such other address as U.S. Bank National Association may hereafter furnish to each other party to this Agreement in writing and (g) in the case of the Trust Administrator, the Corporate Trust Office, or such other address as the Trust Administrator may hereafter furnish to each other party to this Agreement in writing,.  Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

Section 11.06

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.07

Assignment.

Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02 and this Section 11.07, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and Depositor.  Pursuant to Section 6.05, the Master Servicer shall be permitted to pledge its rights as servicer hereunder to a lender, provided that no such pledge shall permit the termination of the Master Servicer as Master Servicer unless a successor servicer meeting the requirements of Sections 6.04 and 7.02 hereunder shall have assumed the rights and obligations of the Master Servicer hereunder.

Section 11.08

Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee or the Trust Administrator a written notice of a Master Servicer Event of Termination and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee or the Trust Administrator to institute such action, suit or proceeding in its own name as Trustee or Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee or the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee or the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section 11.08, each and every Certificateholder and the Trustee and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

Section 11.09

Inspection and Audit Rights.

The Master Servicer agrees that, on reasonable prior notice, it will permit and will cause each Servicer to permit any representative of the Depositor or the Trustee during the Master Servicer’s or Servicer’s, as the case may be, normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer or the Servicer, as the case may be, relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer or the Servicer, as the case may be, hereby authorize said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested.  Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 11.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer or the related Servicer.

Section 11.10

Certificates Nonassessable and Fully Paid.

It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

ARTICLE XII

SECURITIES ACCOUNT

Section 12.01

The Securities Account.

(a)

The Trust Administrator shall establish one or more “Securities Accounts” in the name of the Securities Intermediary that shall be held by the Trust Administrator for the benefit of the Certificateholders.  Each Securities Account shall be a segregated, non-interest bearing trust account maintained with the Trust Administrator and established for the purpose of holding the Underlying Certificates; such account may be the same account as the Distribution Account.  Each Securities Account shall be an Eligible Account.  The Trust Administrator hereby appoints Wells Fargo Bank, N.A., as Securities Intermediary with respect to the Securities Accounts, and the Securities Intermediary shall hold, for the benefit of the Certificateholders, the Securities Accounts and the Security Entitlements to all Financial Assets credited to the Securities Accounts including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to the Securities Accounts and all proceeds thereof.  Amounts held from time to time in the Securities Accounts will continue to be held by the Securities Intermediary on behalf of the Trust Administrator for the benefit of the Certificateholders.  Upon the termination of the Trust, the Trust Administrator shall inform the Securities Intermediary of such termination.  By acceptance of their Certificates or interests therein, the Certificateholders shall be deemed to have appointed Wells Fargo Bank, N.A., as Securities Intermediary.  Wells Fargo Bank, N.A. hereby accepts such appointment as Securities Intermediary.

(b)

With respect to the Account Property credited to a Securities Account, the Securities Intermediary agrees that:

(i)

any Account Property that is held in deposit accounts shall be held solely in a bank approved in writing by each Rating Agency; provided, that Wells Fargo Bank, N.A. shall be deemed to be so approved for so long as it maintains a short term debt rating by S&P of at least “A1+” and a long term debt rating by S&P of at least “AA-”; and each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

(ii)

the sole assets permitted in a Securities Account shall be those as the Securities Intermediary agrees to treat as Financial Assets; and

(iii)

any such Account Property that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining a Securities Account in accordance with the Securities Intermediary’s customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Trust Administrator with respect thereto over which the Securities Intermediary or such other institution has Control.

(c)

The Securities Intermediary hereby confirms that (A) a Securities Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Trust Administrator as entitled to exercise the rights that comprise any Financial Asset credited to a Securities Account, (B) all Account Property in respect of a Securities Account will be promptly credited by the Securities Intermediary to such Securities Account, and (C) all securities or other property underlying any Financial Assets credited to a Securities Account shall be registered in the name of the Trust Administrator, endorsed to the Trust Administrator or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to a Securities Account be registered in the name of the Depositor, payable to the order of the Depositor or specially endorsed to the Depositor except to the extent the foregoing have been specially endorsed to the Trust Administrator or in blank.

(d)

The Securities Intermediary hereby agrees that each item of property (whether investment property, Financial Asset, security, instrument or cash) credited to a Securities Account shall be treated as a Financial Asset.

(e)

If at any time the Securities Intermediary shall receive any order from the Trust Administrator directing transfer or redemption of any financial asset relating to a Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Depositor or any other Person.

(f)

In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in a Securities Account or any Financial Asset credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the ownership interest of the Trust Administrator.  The Financial Assets credited to a Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Trust Administrator (except that the Securities Intermediary may set off the face amount of any checks which have been credited to a Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

(g)

There are no other agreements entered into between the Securities Intermediary in such capacity and the Depositor with respect to a Securities Account.  In the event of any conflict between this Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

(h)

The rights and powers granted herein to the Trust Administrator have been granted in order to perfect its ownership interest in the Securities Accounts and the Security Entitlements to the Financial Assets credited thereto and are powers coupled with an interest and will neither be affected by the dissolution or bankruptcy of the Depositor nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect until the ownership interest of the Trust Administrator in the Securities Accounts and such Security Entitlements has been terminated pursuant to the terms of this Agreement and the Trust Administrator has notified the Securities Intermediary of such termination in writing.

(i)

Notwithstanding anything else contained herein, the Trust Administrator agrees that the Securities Accounts will be established only with the Securities Intermediary or another institution meeting the requirements of this Section, which agrees substantially as follows:  (1) it will comply with Entitlement Orders related to such account issued by the Trust Administrator without further consent by the Depositor; (2) until termination of the Agreement, it will not enter into any other agreement related to such account pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Trust Administrator; and (3) all assets delivered or credited to it in connection with such account and all investments thereof will be promptly credited to such account.

(j)

The Depositor agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any financing statements under the Relevant UCC or this Agreement) as may be determined to be necessary, in order to perfect the interests created by this Section and otherwise effectuate the purposes, terms and conditions.

Section 12.02

Liability of the Securities Intermediary.

The Securities Intermediary shall be liable in accordance herewith only to the same extent as the Trust Administrator shall be liable hereunder as provided in Article IX hereof.

IN WITNESS WHEREOF, the Depositor, the Trustee, the Trust Administrator, the Securities Intermediary, the Transferor, the Master Servicer and the Custodians have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC., as Depositor

By: /s/ Peter Slagowitz

Name: Peter Slagowitz

Title: Managing Director

By: /s/ Hugh Corcoran

Name: Hugh Corcoran

Title: Managing Director

UBS REAL ESTATE SECURITIES INC., as

Transferor

By: /s/ Peter Slagowitz

Name: Peter Slagowitz

Title: Managing Director

By: /s/ Hugh Corcoran

Name: Hugh Corcoran

Title: Managing Director

WACHOVIA BANK, NATIONAL

ASSOCIATION, as Trustee

By: /s/ Stephanie J. Aronovitch

Name: Stephanie J. Aronovitch

Title: Asst. Vice President

U.S. BANK NATIONAL ASSOCIATION, as

Custodian

By: /s/ Judy M. Spahn

Name: Judy M. Spahn

Title: Vice President

WELLS FARGO BANK, N.A., as Master Servicer,

Trust Administrator, Securities Intermediary

and a Custodian

By: /s/ Peter A. Gobell

Name: Peter A. Gobell

Title: Vice President

STATE OF NEW YORK

)

)

ss.:

COUNTY OF QUEENS

)

On the 29th day of March, 2004 before me, a notary public in and for said State, personally appeared Peter Slagowitz known to me to be a Managing Director of Mortgage Asset Securitization Transactions, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Bunny Cha

Notary Public

[SEAL]

My commission expires:

/s/ February 18, 2007

STATE OF NEW YORK

)

)

ss.:

COUNTY OF QUEENS

)

On the 29th day of March, 2004 before me, a notary public in and for said State, personally appeared Hugh Corcoran known to me to be a Managing Director of Mortgage Asset Securitization Transactions, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Bunny Cha

Notary Public

[SEAL]

My commission expires:

/s/ February 18, 2007

STATE OF NEW YORK

)

)

ss.:

COUNTY OF QUEENS

)

On the 29th day of March, 2004 before me, a notary public in and for said State, personally appeared Peter Slagowitz known to me to be a Managing Director of UBS Real Estate Securities Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Bunny Cha

Notary Public

[SEAL]

My commission expires:

/s/ February 18, 2007

STATE OF NEW YORK

)

)

ss.:

COUNTY OF QUEENS

)

On the 29th day of March, 2004 before me, a notary public in and for said State, personally appeared Hugh Corcoran known to me to be a Managing Director of UBS Real Estate Securities Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Bunny Cha

Notary Public

[SEAL]

My commission expires:

/s/ February 18, 2007

STATE OF MARYLAND

)

)

ss.:

COUNTY OF HOWARD

)

On the 29th day of March, 2004 before me, a notary public in and for said State, personally appeared Peter A. Gobell known to me to be a Vice President of Wells Fargo Bank, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Kathleen A. Dean

Notary Public

[SEAL]

My commission expires:

/s/ February 22, 2005

STATE OF NORTH CAROLINA

)

)

ss.:

COUNTY OF MECKLENBURG

)

On the 23rd day of March, 2004 before me, a notary public in and for said State, personally appeared Stephanie J. Aronovitch known to me to be an Asst. Vice President of Wachovia Bank, National Association, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Sandi L. Lee

Notary Public

[SEAL]

My commission expires:

/s/ August 30, 2004

STATE OF MINNESOTA

)

)

ss.:

COUNTY OF RAMSEY

)

On the 26th day of March, 2004 before me, a notary public in and for said State, personally appeared Judy M. Spahn known to me to be a Vice President of U.S. Bank National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Theresa D. Hildebrandt

Notary Public

[SEAL]

My commission expires:

/s/ January 31, 2005

SCHEDULE I

Mortgage Loan Schedule

SCHEDULE II

MASTR Asset Securitization Trust 2004-4

Mortgage Pass-Through Certificates

Series 2004-4

Representations and Warranties as to the Mortgage Loans

UBS Real Estate Securities Inc. (the “Transferor”) hereby makes with respect to those Mortgage Loans sold by it to the Depositor pursuant to the Mortgage Loan Purchase Agreement, the following representations and warranties as of the Closing Date or, if so specified herein, as of the Cut-off Date.

(i)

The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

(ii)

Immediately prior to the transfer and assignment contemplated herein, the Transferor was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

(iii)

The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Master Servicer with, any Mortgage establishes in the Transferor a valid and subsisting first lien on the property described therein and the Transferor has full right to sell and assign the same to the Trustee;

(iv)

Neither the Transferor nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Master Servicer pursuant to Section 2.01;

(v)

All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Transferor has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

(vi)

The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Transferor makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Transferor’s knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

(vii)

The Mortgaged Property is free and clear of all mechanics’ and materialmen’s liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Transferor;

(viii)

Except for Mortgage Loans secured by co op shares and Mortgage Loans secured by residential long term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Transferor’s knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

(ix)

The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

(x)

To the best of the Transferor’s knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

(xi)

All payments required to be made up to but not including the Due Date immediately preceding the Cut-off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made, and no payment under any Mortgage Loan has been 30 days delinquent more than one time within twelve months prior to the Closing Date;

(xii)

The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Transferor’s knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

(xiii)

Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

(xiv)

None of the mortgage loans are "High Cost" as such term is defined in HOEPA or a reasonably equivalent provision as defined by the applicable predatory and abusive lending laws.

(xv)

The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on site or off site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

(xvi)

The Mortgage Loan (except any Mortgage Loan secured by a Mortgaged Property located in any jurisdiction, as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Transferor is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Transferor’s interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Transferor, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

(xvii)

The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense;

(xviii)

No foreclosure action has been commenced, or to the best of the Transferor’s knowledge is currently threatened, with respect to the Mortgage Loan and the Transferor has not waived any default, breach, violation or event of acceleration;

(xix)

No Mortgage Note or Mortgage is subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set off, counterclaim or defense, including the defense of usury, and no such right of rescission, set off, counterclaim or defense has been asserted with respect thereto;

(xx)

Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

(xxi)

Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

(xxii)

To the best of the Transferor’s knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

(xxiii)

Each Mortgaged Property consists of a one  to four unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by co-op shares, leases or occupancy agreements;

(xxiv)

The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code;

(xxv)

With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

(xxvi)

In the event that the Mortgagor is an inter vivos “living” trust, (i) such trust is in compliance with Fannie Mae or Freddie Mac standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated;

(xxvii)

If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor’s consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee’s default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default or (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence; (4) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (5) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

(xxviii)

The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, as amended, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

(xxix)

The Mortgage Loan was underwritten in accordance with the underwriting guidelines of the related Loan Seller in effect at the time of origination with exceptions thereto exercised in a reasonable manner;

(xxx)

The Loan Seller used no adverse selection procedures in selecting the Mortgage Loan from among the outstanding first-lien, residential mortgage loans owned by it which were available for sale to the Transferor;

(xxxi)

With respect to each Mortgage Loan, the Transferor is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned;

(xxxii)

As of the Cut-off Date, the range of original Loan-to-Value Ratios of the Mortgage Loans is 15.65% to 95.00% and 17 Mortgage Loans, representing 3.08% of the Cut-off Date Pool Balance, had Loan-to-Value Ratios at origination in excess of 80%.  Each such Mortgage Loan (except for two Mortgage Loans, each of which is secured by a pledge of additional collateral) is subject to a Primary Insurance Policy;

(xxxiii)

With respect to each Mortgage Loan that has a prepayment penalty feature, each such prepayment penalty is enforceable and, at the time such Mortgage Loan was originated, each prepayment penalty complied with applicable federal, state and local law, subject to federal preemption where applicable; and

(xxxiv)

With respect to each Mortgage Loan, the related Servicing Agreement requires the related Servicer to deposit into the related Protected Account an amount equal to all payments of principal and interest on such Mortgage Loan that are delinquent at the close of business on the related Determination Date and not previously advanced by such Servicer.  The obligation of such Servicer to advance such payments as to such Mortgage Loan will continue through the final disposition or liquidation of the Mortgaged Property, unless such Servicer deems such advance to be nonrecoverable from liquidation proceeds, REO disposition proceeds, condemnation proceeds or insurance proceeds with respect to such Mortgage Loan.